                                  VICTORY FUNDS



                                   PROSPECTUS



                           CONVERTIBLE SECURITIES FUND




                          800-539-FUND OR 800-539-3863



                                 MARCH 23, 1998

                             THE VICTORY PORTFOLIOS


                                 Prospectus for

                         THE CONVERTIBLE SECURITIES FUND

                                  800-539-FUND
                                  800-539-3863

This prospectus describes the Convertible Securities Fund (the Fund). The Fund is a diversified mutual fund and is a part of The Victory Portfolios (Victory), an open-end investment management company. This prospectus explains the objectives, policies, risks, and strategies of the Fund. You should read this prospectus before investing in the Fund and keep it for future reference. A detailed Statement of Additional Information (SAI) describing the Fund is also available for your review. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and other information regarding registrants that file electronically with the SEC. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please call us at 800-539-FUND.


Shares of the Fund are:

Not insured by the FDIC;
Not deposits or other obligations of, or guaranteed by, any KeyBank, any of its affiliates, or any other bank; Subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



Introduction                                                               2

Fund Expenses                                                              4

Financial Highlights                                                       5

Investment Objective, Policies, and Strategies                             4
An analysis which includes objective, policies, and strategies

Risk Factors                                                               7

Investment Limitations                                                     8

Investment Performance                                                     9

Share Price                                                                9

Dividends, Distributions, and Taxes                                        10

Investing with Victory                                                     12
      How to Purchase Shares                                               14
      How to Exchange Shares                                               16
      How to Redeem Shares                                                 17

Organization and Management of the Fund                                    18

Additional Information                                                     21

Other Securities and Investment Practices                                  22

^KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGY

The goals and the strategy that the Fund plans to use in pursuing its investment objective.

RISK FACTORS

The risks that you may assume as an investor in the Fund.

EXPENSES

The costs that you will pay as an investor in the Fund, including sales charges and ongoing expenses.

FINANCIAL HIGHLIGHTS

A table that shows the historical performance of the Fund by share class. This table also summarizes previous operating expenses.^

INVESTMENT OBJECTIVE AND STRATEGY

OBJECTIVE: The Victory Convertible Securities Fund seeks a high level of current income together with long-term capital appreciation.

STRATEGY: The Fund pursues its investment objective by investing primarily in convertible bonds, corporate notes, convertible preferred stocks, and other securities convertible into common stock. Please review "Investment Objective, Policies, and Strategies" and "Other Securities and Investment Practices" for an overview of the Fund.

RISK FACTORS

The Fund is not insured by the FDIC. Since convertible securities fluctuate in value, the Fund's shares also will fluctuate in value. In addition, there are other potential risks which are discussed in the section "Risk Factors."

WHO SHOULD INVEST

Investors willing to accept moderate risk along with moderate potential long-term returns

Investors seeking a fund for the growth portion of a diversified portfolio

Investors who are investing for goals that are many years in the future

FEES AND EXPENSES

You may pay a sales charge of up to 5.75% of the offering price, depending on the amount you invest. You also will incur expenses for investment advisory, administrative, and shareholder services, all of which are included in the Fund's expense ratio.

PURCHASES

The minimum initial investment is $500 for most accounts ($250 for Individual Retirement Accounts) and $25 thereafter. If you purchase shares through an Investment Professional, you may be subject to different minimums. The initial investment must be accompanied by the Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."

REDEMPTIONS

You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, the Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your Account Application. See "How to Redeem Shares."

DIVIDENDS/DISTRIBUTIONS

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. Any net capital gains realized by the Fund are paid as dividends at least annually. The Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of The Victory Group. The "Victory Group" includes other funds of the Victory Funds. You can make this choice when you fill out an Account Application. See "Dividends, Distributions, and Taxes."

OTHER SERVICES

Victory offers a number of other services to better serve shareholders including exchange privileges and automated investment and withdrawal plans. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf
(TDD) at 800-970-5296.


GENERAL INFORMATION ABOUT THE CONVERTIBLE SECURITIES FUND


The inception date of the SBSF Convertible Securities Fund was April 4, 1988. Shareholders recently voted to reorganize the SBSF Convertible Securities Fund into Class A Shares of the Victory Convertible Securities Fund, which began operations on March 23, 1998. The estimated annual expenses (as a percentage of net assets) are 1.25%. The Fund has a maximum sales charge of 5.75%. The newspaper abbreviation for the Fund is Victory CnvSec.
All newspapers do not carry the same abbreviation.

The following pages provide you with an overview of the Fund. Please look at the objective, policies, strategies, risks, expenses, and financial history to determine if this Fund will suit your risk tolerance and investment needs. You should also review the "Other Securities and Investment Practices" section for additional information about the individual securities in which the Fund can invest and the risks related to these investments.

FUND EXPENSES

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Fund.


      -------------------------------------------------------------------
      Shareholder Transaction Expenses*               Class A Shares
      -------------------------------------------------------------------
      Maximum Sales Charge Imposed on Purchases           5.75%
        (as a percentage of offering price)
      -------------------------------------------------------------------
      Sales Charge Imposed on Reinvested Dividends         NONE
      -------------------------------------------------------------------
      Deferred Sales Charge                               NONE**
      -------------------------------------------------------------------
      Redemption Fees                                      NONE
      -------------------------------------------------------------------
      Exchange Fees                                        NONE
      -------------------------------------------------------------------

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**Except for investments of $1 million or more. See "Investing With Victory."

The Annual Fund Operating Expenses table illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical expenses of the predecessor Fund adjusted to reflect anticipated expenses.

      -------------------------------------------------------------------------
      Annual Fund Operating Expenses                        Class A Shares
      -------------------------------------------------------------------------
        (as a percentage of average daily net assets)
      -------------------------------------------------------------------------
      Management Fees                                            .75%
      -------------------------------------------------------------------------
      Other Expenses(1)                                          .50%
      -------------------------------------------------------------------------
      Total Fund Operating Expenses (1)                         1.25%
                                                                =====
      -------------------------------------------------------------------------

(1) Other Expenses includes an estimate of shareholder servicing fees the Fund expects to pay. See "Organization and Management of the Fund--Shareholder Servicing Plan."predecessor


This example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Fund.

EXAMPLE: You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                       1 Year      3 Years       5 Years     10 Years


Class A Shares          $70          $95          $122         $200



THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

FINANCIAL HIGHLIGHTS The Financial Highlights describe the Fund's returns and operating expenses over time. This table shows the results of an investment in one share of the SBSF Convertible Securities Fund (the predecessor of the Fund) for each of the periods indicated.

   [Chart depicting the variability of the Fund's year-to-year total return.]

                           CONVERTIBLE SECURITIES FUND
                         FISCAL YEAR ENDED NOVEMBER 30,

                                          1997       1996     1995     1994      1993     1992    1991     1990    1989     1988(a)
                                          ----       ----     ----     ----      ----     ----    ----     ----    ----     -------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD     $13.55   $12.16   $11.05   $12.48    $10.98   $10.65   $9.15   $10.65    $9.91   $10.00

  Net investment income                    0.62     0.65     0.60     0.61      0.57     0.59    0.67     0.87     0.84     0.44

  Net realized and unrealized gains        1.43     1.68     1.50    (1.12)     1.79     0.56    1.63    (1.38)    0.86    (0.30)
  (losses from investments)               -----    -----    -----    ------     -----    -----   -----   ------    -----   ------

Total from investment operations           2.05     2.33     2.10    (0.51)     2.36     1.15    2.30   (0.51)     1.70     0.14

Less dividends and distributions:

  Dividends from net investment income    (0.65)   (0.62)   (0.61)   (0.61)    (0.57)   (0.72)  (0.71)   (0.80)   (0.96)   (0.23)

  Distributions from net realized gains   (0.62)   (0.32)   (0.38)   (0.31)    (0.29)   (0.10)  (0.09)   (0.19)      --       --
                                          ------   ------   ------   ------    ------   ------  ------   ------

Total dividends and distributions         (1.27)   (0.94)   (0.99)   (0.92)    (0.86)   (0.82)  (0.80)   (0.99)   (0.96)   (0.23)
                                          ------   ------   ------   ------    ------   ------  ------   ------   ------   ------

NET ASSET VALUE, END OF PERIOD           $14.33   $13.55   $12.16   $11.05    $12.48   $10.98  $10.65    $9.15   $10.65    $9.91
                                         =======  =======  =======  =======   =======  ======= =======   ======  =======   =====

Total Return                              16.26%   20.28%   20.43%  (4.36%)    22.42%   11.20%  26.33%  (5.18%)   17.88%   1.42%(b)

RATIOS AND SUPPLEMENTAL DATA:

Net assets end of period (000)          $104,982  $81,478  $68,212  $58,845   $64,537  $42,442 $28,123  $15,200  $12,061  $5,044

Ratio of expenses to average net assets    1.34%    1.31%    1.31%    1.30%     1.24%    1.32%   1.37%    1.52%    1.15%   0.84%(c)

Ratio of net investment income
  to average net assets                    4.75%    5.17%    5.36%    5.20%     4.75%    6.78%   8.50%   10.64%    9.87%   8.74%(c)

Decrease reflected in above
  expense ratios due to advisory
  and administration fees waived             --       --       --      --         --       --      --       --     0.55%   0.98%

Portfolio Turnover Rate                     77%      40%      52%      49%       30%       42%     53%      32%      76%      9%

Average commission rate per share       $0.0584  $0.0413       --      --         --       --      --       --      --       --

The financial highlights were audited by Coopers & Lybrand L.L.P. for the year ended November 30, 1997. The financial highlights were audited by Price Waterhouse LLP for all other periods presented. The audited Financial Statements and reports of the predecessor portfolio are incorporated. These financial highlights reflect historical information about the SBSF Convertible Securities Fund, the predecessor to the Fund. This information should be read in
conjunction   with  the   predecessor   funds' most  recent  Annual  Report  to
shareholders and related financial statements and notes, which are incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Fund at 800-539-FUND.

----------
(a)  From April 14, 1988 (commencement of operations) to November 30, 1988.
(b)  Not annualized.
(c)  Annualized.

                 INVESTMENT OBJECTIVE, POLICIES, AND STRATEGIES


INVESTMENT OBJECTIVE

The Convertible Securities Fund seeks a high level of current income together with long-term capital appreciation.

INVESTMENT POLICIES AND STRATEGY

The Convertible Securities Fund pursues its investment objective by investing at least 65% of the Fund's total assets in convertible securities. The Fund may invest up to 100% of its total assets in lower-rated debt securities, sometimes referred to as "junk bonds."

Under normal market conditions, the Fund will invest at least 65% of its total assets in:

o Securities convertible into common stocks, such as convertible bonds, corporate notes, and convertible preferred stocks
o Synthetic convertible securities, which are created by combining fixed income securities with the right to acquire equity securities

May invest up to 35% of its total assets in:

o    Investment-grade corporate debt securities
o    U.S.  Government  securities and  high-quality  short-term debt obligations
o    Preferred stocks
o    Repurchase agreements
o    Lower-rated debt securities

The Fund also may invest up to 10% of its total assets in foreign debt and equity securities. For more information about other securities in which the Fund can invest, see "Other Securities and Investment Practices" and the SAI.

The Convertible Securities Fund is designed for long-term investors. The Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in convertible securities, debt securities, equity securities, and futures and options contracts. In addition, the Convertible Securities Fund is subject to the risks related to investments in lower-rated debt securities. By itself, the Convertible Securities Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

PORTFOLIO MANAGEMENT

Richard A. Janus and James K. Kaesberg are the Portfolio Managers of the Fund, positions they have held since April, 1996. Richard A. Janus is a Senior Managing Director for Key Asset Management Inc. (KAM). He has been in the investment advisory business since 1977. James K. Kaesberg is a Portfolio Manager and Managing Director of Convertible Securities Investments for KAM, and has been in the investment advisory business since 1985.

RISK FACTORS


This prospectus describes some of the risks that you may assume as an investor in the Fund. By matching your investment objective with a comfortable level of risk, you can create your own customized investment plan. Some limitations on the Fund's investments are described in the section that follows. "Other Securities and Investment Practices" at the end of this prospectus provides additional information about the securities mentioned in the overview of the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate. You may lose money if the Fund's investments do not perform well. See the SAI for more information about risks.


THE FOLLOWING RISKS ARE COMMON TO ALL MUTUAL FUNDS:


MARKET RISK is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it or less than the security was worth at an earlier time. Market risk may affect a single security, an industry, a sector of the economy, or the entire market, and is common to all investments.

MANAGER RISK is the risk that the Fund's Portfolio Manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that a Portfolio Manager may fail to execute a Fund's investment strategy effectively and thus fail to achieve its objective.


THE  FOLLOWING  RISKS ARE  COMMON TO MUTUAL  FUNDS  THAT  INVEST IN  CONVERTIBLE
SECURITIES:

Convertible securities have their own unique risks, two of which are listed below:

o DEFAULT RISK can occur since many convertible securities are not investment grade quality, and this type of debt is subordinate to other types of debt securities.

o INTEREST RATE RISK can occur if interest rates rise and the value of equity securities fall. Under these circumstances, convertible securities could lose value. Generally the loss in value of convertible securities would be less than losses in the equity market.

THE FOLLOWING RISKS ARE COMMON TO MUTUAL FUNDS THAT INVEST IN DEBT SECURITIES:

INTEREST RATE RISK. The value of a debt security typically changes in the opposite direction from a change in interest rates. Therefore, when interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.

INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

REINVESTMENT RISK is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.


CREDIT (OR DEFAULT) RISK is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs* such as S&P, Fitch, or Moody's.

LOWER-RATED SECURITIES (JUNK BONDS) are subject to certain risks in addition to those risks associated with higher-rated securities. Because companies that issue lower-rated securities may be more susceptible to real or perceived adverse economic conditions than higher-quality companies, these securities may be less liquid and more volatile than investment-grade securities and may be considered speculative. Lower-rated securities may be more difficult to evaluate than higher-rated securities. See the Appendix for a description of ratings of lower-rated securities.


THE FOLLOWING RISKS ARE COMMON TO MUTUAL FUNDS THAT INVEST IN EQUITY SECURITIES:

EQUITY RISK is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

^It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.^

*An NRSRO is a nationally-recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, or Moody's, which assigns credit ratings to certain securities based on the borrower's ability to meet its obligations to make principal and interest payments.

THE  FOLLOWING  RISKS  ARE  COMMON  TO  MUTUAL  FUNDS  THAT  INVEST  IN  FOREIGN
SECURITIES:

FOREIGN ISSUER AND CURRENCY RISK. Foreign debt and equity securities involve additional risks. Foreign issuers may not be subject to uniform accounting, auditing, and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by investments denominated in foreign currencies.


THE FOLLOWING RISKS ARE COMMON TO MUTUAL FUNDS THAT INVEST IN FUTURES AND OPTIONS CONTRACTS:

LEVERAGE RISK. Futures and options contracts are leveraged instruments, which means that their response to economic conditions may be magnified. Therefore, if the Portfolio Manager incorrectly uses futures or options contracts, the Fund can sustain a loss significantly in excess of the cost of the futures or options contracts.


CORRELATION RISK. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates gains or losses that offset the gains or losses from another position held by the Fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative) does not, in fact, respond to economic conditions in the manner the Portfolio Manager expected. In such a case, the futures or options contracts hedge may not generate gains sufficient to offset losses and may actually generate losses.


                             INVESTMENT LIMITATIONS

To help reduce risk, the Fund has adopted limitations on some investment policies. These limits involve the Fund's ability to borrow money and the amount it can invest in various types of securities, including illiquid securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.


The Fund limits to 25% of its total assets the amount it may invest in any single industry (other than U.S. Government obligations). The Fund limits its borrowing to 5% of its total assets. Borrowing may be in the form of selling a security that it owns and agreeing to repurchase that security later at a higher price. The Fund does not intend to borrow for leveraging purposes.


DIVERSIFICATION REQUIREMENTS

SEC REQUIREMENT: The Fund is "diversified" according to certain federal securities provisions regarding diversification of its assets. Generally, under these provisions, a Fund must invest at least 75% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer.

IRS REQUIREMENT: The Fund also intends to comply with certain federal tax requirements regarding the diversification of its assets, which generally are less restrictive than the securities provisions. These diversification provisions and requirements are discussed in the SAI.

^The SEC and IRS have certain restrictions with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis.^

                             INVESTMENT PERFORMANCE


Victory may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy free of charge by calling 800-539-FUND.

The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in the Fund for a year and the Fund continued to earn the same net investment income throughout that year. To calculate 30-day yield, the Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share.


To calculate "total return," the Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then the Fund adds all dividends and distributions paid as if they were reinvested in additional shares. (This takes into account the Fund's dividend distributions, if any.) The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return.

YIELD is a measure of net interest and dividend income.

AVERAGE ANNUAL TOTAL RETURN is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all parts of the Fund's investment return for periods greater than one year.

TOTAL RETURN is the sum of all parts of the Fund's investment return.

Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today. The past is an imperfect guide to the future. History does not always repeat itself.


^Past performance does not guarantee future results. You may obtain the current 30-day yield by calling 800-539-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 8:00 p.m. Eastern Time Monday through Friday.^


                                   SHARE PRICE

^The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.^


The Fund's share price, called its net asset value (NAV), is calculated each business day as of the close of the New York Stock Exchange (normally at 4:00 p.m. Eastern Time). Shares are purchased, exchanged, and redeemed at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by the Fund to affect the NAV materially. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed, but the New York Stock Exchange is open.


The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

                            Total Assets-Liabilities
               NAV = --------------------------------------------
                          Number of Shares Outstanding

The Fund's net asset value usually can be found daily in The Wall Street Journal and other local newspapers.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES


As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. If the Fund makes a capital gain distribution, it is paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.


Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. The Fund pays any net capital gains realized as dividends at least annually. Distributions can be received in one of the following ways:


^Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call the Transfer Agent at 800-539-FUND.^

REINVESTMENT OPTION

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.


CASH OPTION

You will be mailed a check no later than 7 days after the pay date.

INCOME EARNED OPTION

Dividends can be automatically reinvested in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

DIRECTED DIVIDENDS OPTION


You can have distributions automatically reinvested in the same class of shares of another fund of The Victory Group. If distributions from Class A shares are reinvested in Class A shares of another fund, you will not pay a sales charge on the reinvested distributions.

DIRECTED BANK ACCOUNT OPTION

In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, dividends will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.


^BUYING A DIVIDEND. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.^

IMPORTANT INFORMATION ABOUT TAXES

The Fund intends to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain.

Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.

Dividends from the Fund that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided on the tax statements you receive from the Fund.

Certain dividends paid to you in January will be taxable as if they had been paid to you in December of the previous year.

Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

You  should  review  the  more  detailed   discussion  of  federal   income  tax
considerations in the SAI.

THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

                             INVESTING WITH VICTORY


If you are looking for a convenient way to open an account or to add money to an existing account, Victory can help. This section will describe how to open an account, how to access information on your account, and how to purchase, exchange, and redeem shares of the Fund. We want to make it simple for you to do business with us. The sections that follow will serve as a guide to your investments with Victory. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.


This Fund offers only Class A shares. Class A shares have a front end sales charge of 5.75%.

^All you need to do to get started is to fill out an application.^

CALCULATION OF SALES CHARGES

Shares are sold at their public offering price, which includes the initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to Investment Professionals are as follows:


------------------------------------------------------------------------------------------
                             Sales Charge         Sales Charge       Dealer Reallowance
Your Investment            As a Percentage      As a Percentage       As a Percentage
                          of Offering Price    of Your Investment  of the Offering Price
------------------------------------------------------------------------------------------
Up to $50,000                   5.75%                6.10%                 5.00%
------------------------------------------------------------------------------------------
$50,000 up to $100,000          4.50%                4.71%                 4.00%
------------------------------------------------------------------------------------------
$100,000 up to $250,000         3.50%                3.63%                 3.00%
------------------------------------------------------------------------------------------
$250,000 up to $500,000         2.50%                2.56%                 2.00%
------------------------------------------------------------------------------------------
$500,000 up to $1,000,000       2.00%                2.04%                 1.75%
------------------------------------------------------------------------------------------
$1,000,000 and above*           0.00%                0.00%                   *
------------------------------------------------------------------------------------------


* There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value, at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. Investment Professionals may be paid at a rate of up to 1.00% of the purchase price.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

^For historical expense information, see the "Financial Highlights" in the Fund overview earlier in this prospectus.^

SALES CHARGE REDUCTIONS AND WAIVERS

^There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.^

You may qualify for reduced sales charges in the following cases:

1. A Letter of Intent lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

2. Rights of Accumulation allow you to add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

3. You can combine Class A shares of multiple Victory Funds (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under the age of 21) for a reduced sales charge at the time of purchase.

4. Waivers for certain investors:

          a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.

          b. Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

          c. Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association and its affiliates, the Victory Group, or who invested in a fund of the Victory Group.

          d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.


          e.   Investment   Professionals  who  purchase  shares  for  fee-based
               investment products or accounts,selling brokers, and their sales representatives.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp and any organization that provides services to the Victory Group.

HOW TO PURCHASE SHARES

Shares can be purchased in a number of different ways. The minimum initial investment is $500 ($250 for Individual Retirement Accounts) and $25 thereafter. If you purchase shares through an Investment Professional you may be subject to different minimums. You can send in your investment by check, wire transfer, exchange from another fund of the Victory Group, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.


^All you need to do to get started is to fill out an application. ^

Keep the following addresses handy for purchases, exchanges, or redemptions.

REGULAR U.S. MAIL ADDRESS

Send completed a Account Application with your check, bank draft, or money order to:

THE VICTORY FUNDS
P. O. BOX 8527
BOSTON, MA 02266-8527

OVERNIGHT MAIL ADDRESS

Use the following address ONLY for overnight packages:


THE VICTORY FUNDS
C/O BOSTON FINANCIAL DATA SERVICES
TWO HERITAGE DRIVE
QUINCY, MA 02171
PHONE: 800-539-FUND

WIRE ADDRESS

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.


STATE STREET BANK AND TRUST CO.
ABA #011000028

FOR CREDIT TO DDA   ACCOUNT #9905-201-1

FOR FURTHER CREDIT TO ACCOUNT # (insert account number, name, and confirmation number assigned by the Transfer Agent).

TELEPHONE


800-539-FUND
800-539-3863


^Fax Number:

800-529-2244

Telecommunication Device for the Deaf (TDD):

800-970-5296^

Make your check payable to:         THE VICTORY FUNDS

ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up the ACH feature. Currently, the Fund does not charge a fee for ACH transfers.


STATEMENTS AND REPORTS

You or your Investment Professional will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you or your Investment Professional will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

SYSTEMATIC INVESTMENT PLAN

Under the Systematic Investment Plan, we will automatically withdraw an amount ($25 or more) from your bank account and invest it in shares of the Fund. To enroll in this plan, check the Systematic Investment Plan box on the Account Application. Choose the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. We need your bank account information and a voided personal check. To use the Systematic Investment Plan, you must have an initial investment of at least $500.

RETIREMENT PLANS


You can use the Fund as part of your retirement portfolio. You or your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.


^All purchases must be made in U.S. Dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order, at its sole discretion. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.^

^If you would like to make additional investments after your account is already established, use the Investment Stub attached to your statement and send it with your check to the address indicated.^

HOW TO EXCHANGE SHARES


An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. (See the more complete explanation below)

^You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.^

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:


Shares of the fund selected for exchange must be available for sale in your state of residence.

The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

Shares of the Fund may be exchanged at relative net asset value. This means that if you own Class A shares of the Fund, you can only exchange them for Class A shares of another fund and not pay a sales charge.

You must meet the minimum purchase requirements for the fund you purchase by exchange.

The registration and tax identification numbers of the two accounts must be identical.

You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.

Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

HOW TO REDEEM SHARES

^There are a number of convenient ways to redeem shares of the Fund. You can use the same mailing addresses listed for purchases. You will earn dividends declared as payable up to and including the date your redemption request is processed.^

If your request is received and accepted by 4:00 p.m. Eastern Time, your redemption will be processed the same day.

BY TELEPHONE


The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:


Mail a check to the address of record;

Wire funds to a domestic financial institution;

Mail to a previously designated alternate address; or

Electronically transfer the funds via ACH.


All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory, nor its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.


If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

BY MAIL

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. A signature guarantee is required for the following redemption requests:

Redemptions over $10,000;

Your account registration has changed within the last 15 days;

The check is not being mailed to the address on your account;

The check is not being made payable to the owner of the account; or

If the redemption proceeds are being transferred to another Victory Group account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day or the next day if we receive your instructions after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.


Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.


SYSTEMATIC WITHDRAWAL PLAN

^If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to your bank account or the person you designate.^

The minimum withdrawal is $25, and you must have an account value of $5,000 or more to start withdrawals. You must send us a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. You cannot automatically close your account using the Systematic Withdrawal Plan. If your account value falls below $500, we may ask you to bring the account back to the $500 minimum. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

                     ORGANIZATION AND MANAGEMENT OF THE FUND

^We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to service its shareholders. They are paid a fee for their services.^

^The Fund is supervised by the Board of Trustees, who monitors the services provided to investors.^

ABOUT VICTORY


The Fund is a member of the Victory Funds, a group of 30 distinct investment portfolios, organized as a Delaware business trust. Some of the Victory Funds have been operating continuously since 1983.


The Board of Trustees of Victory has the overall responsibility for the management of the Fund. They are elected by the shareholders.

THE INVESTMENT ADVISER


One of the Fund's most important contracts is its Advisory Agreement with Key Asset Management Inc. (KAM or the Adviser), a New York Corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. Spears, Benzak, Salomon & Farrell, Inc. (SBSF), the prior adviser, was one of four subsidiaries reorganized into KAM. The Adviser and its affiliates manage approximately $60 billion for a limited number of individual and institutional clients.

The Advisory Agreement allows the Adviser to hire employees of its affiliates. It also allows KAM to choose brokers or dealers to handle the purchases and sales of the Fund's securities. Subject to Board approval, Key Investments, Inc.
(KII) and/or Key Clearing Corporation (KCC) may act as clearing broker for the Fund's security transactions in accordance with procedures adopted by the Fund and receive commissions or fees in connection with their services to the Fund. Both KII and KCC are wholly-owned indirect subsidiaries of KeyCorp and are affiliates of the Adviser.


Prior to February 28, 1997, SBSF was the adviser to the Fund's predecessor, the SBSF Convertible Securities Fund. During the fiscal year ended November 30, 1997, SBSF was paid an advisory fee at an annual rate of .75% of the average daily net assets of the Fund.

                 -----------------------------------------------
                             MANAGEMENT OF THE FUND

                 -----------------------------------------------

                 -----------------------------------------------
                                    TRUSTEES

                        Supervise the Fund's activities.

                 -----------------------------------------------
                                        |
                                        |
                 -----------------------------------------------
                               INVESTMENT ADVISER

                            Key Asset Management Inc.
                                127 Public Square
                               Cleveland, OH 44114

                           Manages the Fund's business
                           and investment activities.

                 -----------------------------------------------


THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT

BISYS Fund Services is the Administrator and Distributor. The Fund pays BISYS a fee as the Administrator at the following annual rate based on the Fund's average daily net assets:
       o .15% for portfolio assets of $300 million and less,
       o .12% for the next $300 million through $600 million of portfolio assets; and
       o .10% for portfolio assets greater than $600 million.

Under a Sub-Administration Agreement, BISYS pays KAM a fee at the annual rate of up to .05% of the Fund's average daily net assets to perform some of the administrative duties of the Fund. The Fund does not pay BISYS a fee for its services as Distributor, although BISYS receives the sales charge. The Fund pays BISYS Fund Services Ohio, Inc. a fee for serving as the Fund's Accountant.


As permitted under current rules and regulations, the Distributor may provide sales support, including cash or other compensation, to dealers for selling shares of the Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense, and not at the expense of the Fund or its shareholders.

SHAREHOLDER SERVICING PLAN


The Fund has adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays a fee at an annual rate of up to .25% of the average daily net assets of the Fund serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

DISTRIBUTION PLAN

Under Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution Plan for the Fund. The Fund does not currently pay expenses under this plan.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.

LEGAL COUNSEL

Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Fund.

                                              OTHER COMPANIES THAT PROVIDE
                                                  SERVICES TO THE FUND


                                                 |---------------------|
                                                 |                     |
                                   |-------------|    SHAREHOLDERS     |
                                   |             |                     |
                                   |             |                     |
                                   |              ----------------------
                                   |
                                   |   |----------------------------------------------|
                                   |   |         FINANCIAL SERVICES FIRMS AND         |
                                   |   |         THEIR INVESTMENT PROFESSIONALS       |
                                   |   |                                              |
                                   |   |         Advise current and prospective       |
                                   |   |     shareholders on their fund investments.  |
                                   |   |----------------------------------------------|
                                   |
                                   |   |----------------------------------------------|
                                   |   |        TRANSFER AGENT/SERVICING AGENT        |
                                   ----|      State Street Bank and Trust Company     |
                                       |              225 Franklin Street             |
                                       |               Boston, MA 02110               |
                                       |                                              |
                                       |                                              |
                                       |          Boston Financial Data Services      |
                                       |               Two Heritage Drive             |
                                       |              Quincy, MA 02171                |
                                       |                                              |
                                       |    Handles services such as recordkeeping,   |
                                       |       statements, processing of buy and      |
                                       |   sell requests, distribution of dividends,  |
                                       |  and servicing of shareholder's accounts.    |
                                       |----------------------------------------------|
                                                              |
                                                              |
|-------------------------------------------------|           |              |----------------------------------------------|
|                 ADMINISTRATOR AND               |           |              |           FUND ACCOUNTANT                    |
|                    DISTRIBUTOR                  |           |              |                                              |
|                                                 |           |              |                                              |
|                BISYS Fund Services              |           |              |    BISYS Fund Services Ohio, Inc.            |
|                and its affiliates               |           |              |          3435 Stelzer Road                   |
|                                                 |           |              |          Columbus, OH 43219                  |
|                 3435 Stelzer Road               |           |              |                                              |
|                                                 |------------------------- |                                              |
|                Columbus, OH 43219               |                          |                                              |
|                                                 |                          |Calculates the value of Fund shares and keeps |
|                                                 |                          |            certain Fund records.             |
|   As Distributor, markets the Fund, distributes |                          |                                              |
|    shares through Investment Professionals. As  |                          |                                              |
| Administrator, handles the day-to-day operations|                          |                                              |
|                   of the Fund.                  |                          |                                              |
|                                                 |                          |                                              |
|-------------------------------------------------|                          |----------------------------------------------|

|-------------------------------------------------|                          |----------------------------------------------|
|              SUB-ADMINISTRATOR                  |                          |                  CUSTODIAN                   |
|           Key Asset Management Inc.             |                          |        Key Trust Company of Ohio, N.A.       |
|               127 Public square                 |                          |               127 Public Square              |
|              Cleveland, OH 44114                |                          |                                              |
|                                                 |                          |              Cleveland, OH 44114             |
|Handles some day-to-day operations of the Fund.  |                          |        Provides for safekeeping of the       |
|                                                 |                          | Fund's investments and cash, and settles     |
|                                                 |                          |               trades made by the Fund.
|                                                 |                          |                                              |
--------------------------------------------------|                          |----------------------------------------------|


ADDITIONAL INFORMATION

^Some additional information you should know about the Fund.^

SHARE CLASSES


The Fund offers only the class of shares described in this prospectus, but at some future date, the Fund may offer additional classes of shares through a separate prospectus. The Fund is the successor to the KeyFunds SBSF Convertible Securities Fund. On March 6, 1998, shareholders voted to reorganize the SBSF Convertible Securities Fund into Class A shares of the Fund.


YOUR RIGHTS AS A SHAREHOLDER

All shareholders have equal voting, liquidation, and other rights. As a shareholder of the Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of the Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

CODE OF ETHICS

Victory and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform.
Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

BANKING LAWS

Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian or shareholder servicing agent. They also may purchase shares of such a company and pay third parties for performing these functions for their customers. Should these laws ever change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

SHAREHOLDER COMMUNICATIONS

You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you will also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of the above communications.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS AND THE SAI ARE NOT OFFERED IN ANY STATE IN WHICH THEY MAY NOT LAWFULLY BE SOLD. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI.


^If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.^

                    OTHER SECURITIES AND INVESTMENT PRACTICES

The following table lists some of the types of securities the Fund may choose to purchase. The majority of the portfolio for the Fund is made up of convertible securities. However, the Fund is also permitted to invest in the securities as shown in the table below and in the SAI.

-------------------------------------------------------------------------------------------------- ----------------------
LIST OF ALLOWABLE INVESTMENTS AND INVESTMENT PRACTICES                                                  CONVERTIBLE
                                                                                                      SECURITIES FUND
-------------------------------------------------------------------------------------------------- ----------------------
CONVERTIBLE SECURITIES.  Corporate securities (usually preferred stocks or bonds) that are               65%-100%
exchangeable for a set number of another form (usually common stock) at a set price and date.
May include "junk bonds," or lower rated debt securities.*
-------------------------------------------------------------------------------------------------- ----------------------
U.S. EQUITY SECURITIES. Can include common stock and preferred stock of U.S. corporations.                 35%
-------------------------------------------------------------------------------------------------- ----------------------
FOREIGN EQUITY SECURITIES.  Can include common stock, preferred stock, and convertible preferred           10%
stock of non-U.S. corporations.
-------------------------------------------------------------------------------------------------- ----------------------
U.S. CORPORATE DEBT OBLIGATIONS.  Debt instruments issued by U.S. public corporations.  They may           35%
be secured or unsecured.
-------------------------------------------------------------------------------------------------- ----------------------
-> WARRANTS. The right to purchase an equity security at a stated price for a limited period                5%
of time.
-------------------------------------------------------------------------------------------------- ----------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES.  A security that is purchased for delivery at a              33 1/3%
later time.  The market value may change before the delivery date and the value is included in the NAV of the Fund.
-------------------------------------------------------------------------------------------------- ----------------------
VARIABLE & FLOATING RATE SECURITIES. Investment grade instruments, some of which may be                    35%
derivatives or illiquid, with interest rates that reset periodically.
-------------------------------------------------------------------------------------------------- ----------------------
SHORT-TERM DEBT OBLIGATIONS. Includes bankers' acceptances, certificates of deposit, prime                 35%
quality commercial paper, cash, and cash equivalents.
-------------------------------------------------------------------------------------------------- ----------------------
U.S. GOVERNMENT SECURITIES.  Securities issued or guaranteed by the U.S. government, its                   35%
agencies, or instrumentalities.  Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency.
-------------------------------------------------------------------------------------------------- ----------------------
REPURCHASE AGREEMENTS. An agreement to sell and repurchase a security at the same price plus               20%
interest. The seller's obligation to the Fund is secured with collateral.  Subject to the receipt of an  exemptive  order by the SEC,  the Adviser may combine  repurchase transactions among one or more Victory Funds into a single transaction.
-------------------------------------------------------------------------------------------------- ----------------------
ILLIQUID SECURITIES. Investments that cannot be sold readily within seven days in the usual                15%
course of business at approximately the price at which the Fund values them.                         of net assets
-------------------------------------------------------------------------------------------------- ----------------------
%  Percentage of total assets.
#  No limitation of usage; Fund may be using currently.
-> Indicates a "derivative  security," whose value is linked to, or derived from, another security, instrument or index.

* Lower-rated debt securities are securities which may or may not be rated by a nationally recognized statistical rating organization (NRSRO). Debt obligations rated lower than A by Moody's or S&P tend to be speculative, and generally involve more risk of loss of principal and income than higher rated securities.
For more information on ratings, see the Appendix to the SAI.


                                                                              22


RESTRICTED SECURITIES.  Securities that are not registered under federal securities laws but               10%
that may be traded among qualified institutional investors and the Fund.  Some of these securities may be illiquid.
-------------------------------------------------------------------------------------------------- ----------------------
SHORT-TERM TRADING. Selling a security soon after purchasing it. Short-term trading increases               #
turnover and transaction costs.  Some of these securities may be illiquid.
-------------------------------------------------------------------------------------------------- ----------------------
BORROWING; REVERSE REPURCHASE AGREEMENTS. The borrowing of money from banks (up to 5% of total              5%
assets) or through reverse repurchase agreements (up to 33 1/3% of total assets).  The Fund will          33 1/3%
not use borrowing to create leverage.
-------------------------------------------------------------------------------------------------- ----------------------
INVESTMENT COMPANY SECURITIES.  Shares of other mutual funds with similar investment                        5%
objectives.  The following limitations apply:  (1) No more than 5% of the Fund's total assets               3%
may be invested in one mutual fund, (2) the Fund and its affiliates may not own more than 3% of            10%
the  securities  of any one mutual fund,  and (3) no more than 10% of the Fund's total assets may be invested in combined mutual fund holdings.
-------------------------------------------------------------------------------------------------- ----------------------
SECURITIES  LENDING.  To  generate  additional  income,  the  Fund  may lend its                          33 1/3%
portfolio securities. The Fund will receive collateral for the value of the  security  plus any interest  due. The Fund only will enter into  securities
lending   arrangements  with  entities  that  the  Adviser  has  determined  are creditworthy. Subject to the receipt of an exemptive order from the SEC, Key Trust
Company of Ohio,  N.A., the Fund's  Custodian and lending agent,  may earn a fee based on the amount of income earned on the investment of collateral.
-------------------------------------------------------------------------------------------------- ----------------------
->FUTURES  CONTRACTS  AND OPTIONS ON FUTURES  CONTRACTS.  Contracts  involving the                    5% in margins and
right or and obligation to deliver or receive  assets or money  depending on the                      premiums; 33 1/3%
performance of one or more assets or a securities  index.  To reduce the effects                      subject to futures
of leverage,  liquid  assets equal to the contract  commitment  are set aside to                      on or  options on
cover the commitment limit. The Fund may invest in futures in an effort to hedge                      futures
against market risk.

-------------------------------------------------------------------------------------------------- ----------------------
->CALL OPTIONS. A short-term contract in which the purchaser (for a premium) has                            5%
the right to buy a  security  at a set price at any time  during the term of the contract.
-------------------------------------------------------------------------------------------------- ----------------------

%  Percentage of total assets.
#  No limitation of usage; Fund may be using currently.
-> Indicates a "derivative security," whose value is linked to, or derived from, another security, instrument or index.

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government securities, or short-term, high quality debt obligations. For more information on ratings and detailed descriptions of each of the above investment vehicles, see the SAI.

APPENDIX--LOWER-RATED SECURITIES

The Fund may invest up to 100% of its assets in lower-rated and unrated securities. Lower-rated securities generally offer higher yields than higher-rated securities with similar maturities, because the financial condition of the issuers may not be as strong as issuers of higher-rated securities. For this reason, lower-rated securities may be considered "speculative," which means that there is a higher risk that the Fund may lose a substantial portion or all of its investment in a particular lower-rated security.

         The Fund may purchase securities rated Baa, Ba, B, Caa, or lower by Moody's Investor Services, Inc. (Moody's) and BBB, BB, B, CCC, or lower by Standard & Poor's Corporation (S&P). The Fund also may purchase unrated securities with similar characteristics. Generally, the Fund will not purchase securities rated Ba or lower by Moody's or BB or lower by S&P (or similar unrated securities) unless KAM believes that the positive qualities of the security justify the potential risk.

         The following summarizes the characteristics of some of the lower ratings of Moody's and S&P:

         Moody's:

         Ba-rated securities have "speculative elements" and "their future cannot be considered as well-assured." The protection of interest and principal payments "may be very moderate, and thereby not well safeguarded."

         B-rated securities "generally lack characteristics of the desirable investment," and the likelihood of payment of interest and principal over the long-term "may be small."

         Caa-rated securities are of "poor standing." These securities may be in default or "there may be present elements of danger" with respect to principal or interest.

         Ca-rated securities "are speculative in a high degree."

         S&P:

         BB-rated Securities rated BB and below are regarded as "predominantly speculative." BB-rated securities have less near-term potential for default than other securities, but may face "major ongoing uncertainties" to economic factors that may result in failure to make interest and principal payments.

         B-rated securities have "a greater vulnerability to default" but have the current ability to make interest and principal payments.

         CCC-rated securities have a "currently identifiable vulnerability to default."

         CC-rated securities may be used to cover a situation where "a bankruptcy petition has been filed, but debt service payments are continued."

         See the SAI for more information about ratings.


                                                                   Bulk Rate
                                                                U.S. Postage
                                                                        PAID
                                                               Cleveland, OH
                                                              Permit No. 469

Victory Funds logo

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





                                  Victory Funds


                                   PROSPECTUS


                            FEDERAL MONEY MARKET FUND



                          800-539-FUND or 800-539-3863


                                 March 23, 1998

                             THE VICTORY PORTFOLIOS

                                 Prosepctus for

                      THE VICTORY FEDERAL MONEY MARKET FUND

                            800-539-FUND 800-539-3863


This prospectus describes the Victory Federal Money Market Fund (the Fund). The Fund is a diversified money market mutual fund and is a part of The Victory Portfolios (Victory), an open-end investment management company. This prospectus explains the objectives, policies, risks, and strategies of the Fund. You should read this prospectus before investing in the Fund and keep it for future reference. A detailed Statement of Additional Information (SAI) describing the Fund is also available for your review. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and other information regarding registrants that file electronically with the SEC. If you would like a free copy of the SAI, please call us at 800-539-FUND.

An investment in the Federal Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares of the Fund are:

o    Not insured by the FDIC;
o Not deposits or other obligations of, or guaranteed by, any KeyBank, any of its affiliates, or any other bank;
o Subject to investment risks, including possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Introduction                                                              2
Fund Expenses                                                             4
Financial Highlights                                                      5
Investment Objective, Policies, and Strategies                            6
An analysis which includes objective, policies, strategies, expenses, and financial highlights

Risk Factors                                                              7
Investment Limitations                                                    7
Investment Performance                                                    8
Share Price                                                               9
Dividends, Distributions, and Taxes                                       9
INVESTING WITH VICTORY                                                    10
         How to Purchase Shares                                           10
         How to Exchange Shares                                           12
         How to Redeem Shares                                             13
Organization and Management of the Fund                                   14
Additional Information                                                    18
Other Securities and Investment Practices                                 19

^KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGY

The goals and the strategy the Fund plans to use in pursuing its investment objective.

RISK FACTORS

The risks that you may assume as an investor in the Fund.

EXPENSES

The costs that you will pay as an investor in the Fund, including sales charges and ongoing expenses.

FINANCIAL HIGHLIGHTS

A table that shows the Fund's historical performance by share class. This table also summarizes operating expenses of the predecessor portfolio.


                        Investment Objective and Strategy

o    Objective

The investment objective of the Victory Federal Money Market Fund is to provide high current income to the extent consistent with preservation of capital.

o    Strategy

The Fund pursues its investment objective by investing in a diversified portfolio of securities issued or guaranteed by the U.S. Government or its agencies as well as repurchase agreements collateralized by these securities. The Fund seeks to maintain a constant net asset value of $1.00 per share, and shares are offered at net asset value.

                                  Risk Factors

The Fund is not insured by the FDIC, and, while it attempts to maintain a $1.00 per share price, there is no guarantee that it will be able to do so. In addition, there are potential manager, credit, interest rate, inflation, and market risks. These risks are discussed in the section "Risk Factors."

Who Should Invest

o     Investors seeking relative safety and easy access to investments

o     Investors with a low risk tolerance

o     Investors seeking preservation of capital

o     Investors willing to accept lower potential returns in return for safety

                               Fees and Expenses

No load or sales commission is charged to investors in this Fund. You will, however, incur expenses for investment advisory, administrative, and shareholder services, all of which are included in the Fund's expense ratio. This prospectus offers two classes of shares: Investor Shares and Select Shares. The Investor Shares are available to certain institutions or individuals that meet minimum investment requirements and are not subject to a shareholder servicing fee. The Select Shares are available to certain financial institutions that provide additional services to their customers who are shareholders of the Fund. The Select Shares Class pays a shareholder servicing fee at an annual rate of up to
 .25% of the average daily net assets of that class. See "Organization and Management of the Fund--Shareholder Servicing--Select Shares."

Purchases


The minimum initial investment is $1,000,000. If you purchase shares through an Investment Professional, you may be subject to different minimums. The initial investment must be accompanied by the Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."


Redemptions

You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, the Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your Account Application. See "How to Redeem Shares."

Dividends/Distributions

Income is accrued and declared daily by the Fund, and is paid monthly. Any net capital gains realized by the Fund are paid as dividends annually. The Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Funds. You can make this choice when you fill out an Account Application. See "Dividends, Distributions, and Taxes."


Other Services

Victory offers a number of other services to better serve shareholders including exchange privileges. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf (TDD) at 800-970-5296.


General Information About the Federal Money Market Fund

The inception date of the Key Money Market Mutual Fund was March 23, 1988. Shareholders recently voted to reorganize the Key Money Market Mutual Fund into the Investor Shares of the Victory Federal Money Market Fund, which began operations March 23, 1998. The Fund also began offering Select Shares on that date. The estimated annual expenses after waivers (as a percentage of net assets) are .27% for Investor Shares and .52% for Select Shares. The newspaper abbreviation for the Investor Shares is VictoryFedMMktI and Victory FedMMktS. All newspapers do not carry the same abbreviation.

The following pages provide you with an overview of the Fund. Please look at the objective, policies, strategies, risks, expenses, and financial history to determine if this Fund will suit your risk tolerance and investment needs. You should also review the "Other Securities and Investment Practices" section for additional information about the individual securities in which the Fund can invest and the risks related to these investments.

Fund Expenses

Federal Money Market Fund

This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Federal Money Market Fund. You will note in the table that you do not pay fees of any kind to buy, sell, or exchange shares of the Fund.

----------------------------------------------------------- ----------------------- ----------------------------
Shareholder Transaction Expenses*                              Investor Shares             Select Shares
----------------------------------------------------------- ----------------------- ----------------------------
Maximum Sales Charge Imposed on Purchases                            NONE                      NONE
----------------------------------------------------------- ----------------------- ----------------------------
Sales Charge Imposed on Reinvested Dividends                         NONE                      NONE
----------------------------------------------------------- ----------------------- ----------------------------
Deferred Sales Charge                                                NONE                      NONE
----------------------------------------------------------- ----------------------- ----------------------------
Redemption Fees                                                      NONE                      NONE
----------------------------------------------------------- ----------------------- ----------------------------
Exchange Fees                                                        NONE                      NONE
----------------------------------------------------------- ----------------------- ----------------------------

* You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent. See "How to Purchase Shares."

The Annual Fund Operating Expenses table illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. THESE EXPENSES ARE CHARGED DIRECTLY TO THE FUND. Expenses include management fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical expenses of the Federal Money Market Fund adjusted to reflect anticipated expenses. Since Investor Shares were not offered prior to the date of this prospectus, the percentages for Investor Shares under "Other Expenses" and "Total Fund Operating Expenses," reflect certain anticipated fee waivers and expense reimbursements for the current fiscal year.

-------------------------------------------------------------- ---------------------------- ----------------------------
Annual Fund Operating Expenses                                          Investor                      Select
After expense waivers and reimbursements                                 Shares                       Shares
-------------------------------------------------------------- ---------------------------- ----------------------------
(as a percentage of average daily net assets)
-------------------------------------------------------------- ---------------------------- ----------------------------
Management Fee(1)                                                         .00%                         .00%
-------------------------------------------------------------- ---------------------------- ----------------------------
Other Expenses (1)                                                       .27%(2)                      .52%(2)
-------------------------------------------------------------- ---------------------------- ----------------------------
Total Fund Operating Expenses (1)                                         .27%                         .52%
-------------------------------------------------------------- ---------------------------- ----------------------------

(1) These fees have been voluntarily reduced. Without this waiver, the Management Fee would be .25%, and Other Expenses would be .29% for the Investor Shares and .54% for Select Shares. Total Fund Operating Expenses would be .54 % for Investor Shares and .79% for Select Shares.
(2) Other Expenses includes such expenses as administrative fees, custodial and transfer agent fees, audit, legal, and other business expenses. Other Expenses are based on estimated amounts for the current fiscal year for Investor Shares, and includes an estimate of shareholder servicing fees the Fund expects to pay for Select Shares. See "Organization and Management of the Fund--Shareholder Servicing --Select Shares."

This example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Fund.

Example:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) redemption at the end of each time period.


------------------------ ----------------------- ----------------------- ----------------------- -----------------------
                                 1 Year                 3 Years                 5 Years                 10 Years
------------------------ ----------------------- ----------------------- ----------------------- -----------------------
Investor Shares                    $3                      $9                     $15                     $34
------------------------ ----------------------- ----------------------- ----------------------- -----------------------
Select Shares                      $5                     $17                     N/A                     N/A
------------------------ ----------------------- ----------------------- ----------------------- -----------------------

THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

                              Financial Highlights

The Financial Highlights describe the Federal Money Market Fund's returns and operating expenses over time. This table shows the results of an investment in one Investor Share of the Key Money Market Mutual Fund (the predecessor to the Investor shares of Fund) for each of the periods indicated.


   [Chart depicting the variability of the Fund's year-to-year total return.]


                                                              Federal Money Market Fund
                                                            Fiscal Year Ended November 30,
                             1997(b)    1996(b)      1995       1994       1993       1992       1991       1990      1989   1988(a)
Per Share Operating
  Performance:
Net asset value,
beginning of period           $1.000     $1.000    $1.000     $1.000     $1.000     $1.000     $1.000     $1.000    $1.000    $1.000
  Net Investment income        0.048      0.047     0.051      0.034      0.026      0.034      0.058      0.077     0.086     0.050
Total from investment         ------     ------    ------     ------     ------     ------     ------     ------     ------    -----
  operations                   0.048      0.047     0.051      0.034      0.026      0.034      0.058      0.077     0.086     0.050
Less Dividends from net
  investment income          ($0.048)   ($0.047)  ($0.051)   ($0.034)   ($0.026)   ($0.034)   ($0.058)   ($0.077)  ($0.086) ($0.050)
Net asset value, end         -------    -------   -------    -------    -------    -------    -------    -------   -------   -------
  of period                   $1.000     $1.000    $1.000     $1.000     $1.000     $1.000     $1.000     $1.000    $1.000    $1.000
                              ======     ======    ======     ======     ======     ======     ======     ======    ======    ======
Total investment return        4.94%      4.65%     5.26%      3.37%      2.61%      3.48%      6.00%      8.07%     8.87%     4.76%
Ratios/Supplemental Data:
Net assets end of period    $243,499    $42,159   $21,848    $28,606    $16,222    $12,531    $20,493    $22,424   $21,627   $24,354
(000)
Ratio of expenses to
  average net assets           0.53%      0.64%     0.63%      0.59%      0.55%      0.72%      0.59%      0.62%     0.68%     0.49%
Ratio of net investment
  income to average net
  assets                       4.91%      4.59%     5.15%      3.35%      3.16%      4.20%      6.38%      8.29%     9.29%     7.80%

Decrease reflected in above
  expense ratios due to fee
  waivers and reimbursements   0.37%      0.28%     0.25%      0.25%      0.25%      0.25%      0.25%      0.25%     0.25%     0.30%

(a)  March 23, 1988 (commencement of operations) to November 30, 1988.
(b) From commencement of operations through July 11, 1996, Key Money Market Mutual Fund was known as SBSF Money Market Fund. As of the date of this Prospectus, the Key Money Market Fund was renamed and reorganized as the Investor Share Class of the Victory Federal Money Market Fund.
(c) During the period, certain fees werre voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

The financial highlights for the Fund's Investor Shares were audited by Coopers & Lybrand L.L.P. for the year ended November 30, 1997. The financial highlights for periods prior to November 30, 1997 were audited by Price Waterhouse LLP. The audited and unaudited Financial Statements and reports of the predecessor portfolio are incorporated by reference. These financial highlights reflect historical information about the Key Money Market Mutual Fund, the predecessor to the Investor Shares of the Victory Federal Money Market Fund. There is no information on the Select Shares since they were not sold prior to the date of this Prospectus. You should consider this information together with the predecessor portfolio's Annual Report and related financial statements and notes, which are incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Fund at 800-539-FUND.

                 Investment Objective, Policies, and Strategies

Investment Objective

The investment objective of the Fund is to provide high current income to the extent consistent with preservation of capital.

Investment Policies and Strategy

The Fund pursues its investment objective by investing exclusively in securities issued or guaranteed by the U.S. Government or certain of its agencies and government-sponsored enterprises. The Fund also can invest in repurchase agreements collateralized by these securities.

Under normal market conditions, the Fund invests in:

o Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government
o    Obligations  of  GNMA,  FNMA, FHLMC, SLMA, FFCB, FHLB, and TVA.
o    Repurchase Agreements collateralized by any of the above securities.

Important Characteristics of the Fund's Investments:

Quality: The Fund invests only in securities insured or guaranteed by the U.S. Government, or certain of its agencies or government-sponsored enterprises. These securities are of the highest credit quality.

Maturity: Weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

The Fund is subject to credit risk, interest rate risk, inflation risk, and market risk. Please read "Risk Factors" carefully before investing.

For more information about other securities in which the Fund can invest, see "Other Securities and Investment Practices" and the SAI.

                                  RISK FACTORS

This prospectus describes some of the risks that you may assume as an investor in the Fund. Some limitations on the Fund's investments are described in the section that follows. "Other Securities and Investment Practices" at the end of this prospectus provides additional information about the securities mentioned in the overview of the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income. Historically, money market mutual funds have offered investors the least amount of principal risk; therefore, the potential return is usually lower than for other types of investments.

The following risk is common to all mutual funds:

o MARKET RISK is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for it or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market, and is common to all investments.

The following risks are common to all money market mutual funds:

o INTEREST RATE RISK. The value of a debt security typically changes in the opposite direction from a change in interest rates. Therefore, when interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.


o CREDIT (OR DEFAULT) RISK that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Fund invests only in high-quality securities, the interest or principal payments may not be insured or guaranteed.


o INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.


                             INVESTMENT LIMITATIONS

To help reduce risk and maintain its $1.00 per share price, the Fund has adopted limitations on some investment policies. These limits involve the Fund's ability to borrow money and the amount it can invest in various types of securities, including illiquid securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.

The Fund limits to 25% of its total assets the amount it may invest in any single industry (other than U.S. Government obligations).


The SEC and IRS have certain restrictions with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis.

DIVERSIFICATION REQUIREMENTS

o SEC REQUIREMENT: The Fund is "diversified" according to certain federal securities provisions regarding the diversification of its assets. Generally, under those provisions, the Fund must invest at least 75% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer.

o IRS REQUIREMENT: The Fund also intends to comply with certain federal tax requirements regarding the diversification of its assets, which generally are less restrictive than the securities provisions.

o SEC MONEY MARKET MUTUAL FUND REQUIREMENT: The Fund also intends to comply with certain more stringent federal securities diversification provisions for money market funds. Generally, to comply with those provisions, the Fund will not invest more than 5% of its total assets in the securities of any one issuer at the time of purchase. These diversification provisions and requirements are discussed in the SAI.


                             INVESTMENT PERFORMANCE

Victory may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy free of charge by calling 800-539-FUND.

Past performance is not a guarantee of future results. You may obtain the current 7-day yield by calling 800-539-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 8:00 p.m. Eastern Time Monday through Friday.

The "7-day yield" is an "annualized" figure--the amount you would earn if you stayed in the Fund for a year and the Fund continued to earn the same net interest income throughout that year. To calculate 7-day yield, net investment income per share for the most recent 7 days is multiplied by 52 (52 weeks/year), then divided by the NAV ($1.00) to get a percentage, which is the 7-day yield.

o    YIELD is a measure of net interest income.

o EFFECTIVE YIELD is similar to yield, except it is assumed that dividends are reinvested daily and compounded.

o AVERAGE ANNUAL TOTAL RETURN is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all parts of the Fund's investment return for periods greater than one year.

o    TOTAL RETURN is the sum of all parts of the Fund's investment return.

Whenever you see information on the Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today. The past is an imperfect guide to the future. History does not always repeat itself.

                                   SHARE PRICE

The Fund's share price, called its net asset value (NAV), is calculated each business day (normally at 2:00 p.m. Eastern Time). Shares are purchased, exchanged, and redeemed at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the Federal Reserve Bank of Cleveland and the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by the Fund to affect the NAV materially. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed, but the New York Stock Exchange is open.

The Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. The Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting the liabilities for each class of shares, and then dividing that figure by the number of outstanding shares of that class:

                            Total Assets-Liabilities
               NAV = --------------------------------------------
                          Number of Shares Outstanding


The Fund's performance can be found once a week in The Wall Street Journal and other local newspapers.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments less expenses. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net interest earned on investments after expenses. Money market funds usually don't distribute capital gains; however, if the Fund does make a distribution, it is paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, net income earned on securities owned by a fund accrues daily, is declared daily, and is paid monthly. Distributions can be received in one of the following ways:

o    REINVESTMENT OPTION
You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.

o    CASH OPTION
You will be mailed a check no later than 7 days after the pay date.

o    DIRECTED DIVIDENDS OPTION


You can have distributions automatically reinvested in the same class of shares of another fund of the Victory Group. If distributions are reinvested in a different class of another fund, you may pay a sales charge on the reinvested distributions.

o    DIRECTED BANK ACCOUNT OPTION
In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, dividends will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Your  choice  of  distribution   should  be  set  up  on  the  original  Account
Application. If you would like to change the option you selected, please call the Transfer Agent at 800-539-FUND.

IMPORTANT INFORMATION ABOUT TAXES

The Fund intends to continue to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.


o Ordinary dividends from the Fund are generally taxable as ordinary income; dividends from the Fund's long-term capital gain are taxable as capital gain.

o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.

o Certain dividends paid to you in January will be taxable as if they had been paid to you in December of the previous year.

o When you sell (redeem) or exchange shares of the Fund, you must recognize any gain or loss. However, as long as the Fund's NAV per share does not deviate from $1.00, there will be no gain or loss.

o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

o You should review the more detailed discussion of federal income tax considerations in the SAI.

THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

                             INVESTING WITH VICTORY

IF YOU ARE LOOKING FOR A CONVENIENT WAY TO OPEN AN ACCOUNT OR TO ADD MONEY TO AN EXISTING ACCOUNT, VICTORY CAN HELP. THIS SECTION WILL DESCRIBE HOW TO OPEN AN
ACCOUNT, HOW TO ACCESS INFORMATION ON YOUR ACCOUNT, AND HOW TO PURCHASE, EXCHANGE, AND REDEEM SHARES OF THE FUND. WE WANT TO MAKE IT SIMPLE FOR YOU TO DO BUSINESS WITH US. THE SECTIONS THAT FOLLOW WILL SERVE AS A GUIDE TO YOUR INVESTMENTS WITH VICTORY. IF YOU HAVE QUESTIONS ABOUT ANY OF THIS INFORMATION, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 800-539-FUND. THEY WILL BE HAPPY TO ASSIST YOU.

All you need to do to get started is to fill out an application.

HOW TO PURCHASE SHARES

Investor and Select Shares can be purchased in a number of different ways. ^All you need to do to get started is to fill out an application.^ The minimum initial investment is $1,000,000. If you purchase shares through an Investment Professional, you may be subject to different minimums. You can send in your investment by check, wire transfer, exchange from another fund of the Victory Group, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

When you buy shares of the Fund, your cost will be $1.00 per share.

Make your check payable to: The Victory Funds

Keep the following addresses handy for purchases, exchanges, or redemptions.


REGULAR U.S. MAIL ADDRESS

Send completed Account Applications with your check, bank draft, or money order to:

         The Victory Funds
         P.O. Box 8527
         Boston, MA 02266-8527


OVERNIGHT MAIL ADDRESS

Use the following address ONLY for overnight packages.

         The Victory Funds
         c/o Boston Financial Data Services
         Two Heritage Drive
         Quincy, MA  02171
         PHONE:  800-539-FUND


WIRE ADDRESS

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.

State Street Bank and Trust Company
ABA #011000028

For Credit to DDA
Account #9905-201-1

For Further Credit to Account # (insert account number, name, and confirmation number assigned by the Transfer Agent)


Telephone Number:
800-539-FUND
800-539-3863

Fax Number:  800-529-2244

Telecommunication Device for the Deaf (TDD):  800-970-5296

ACH


After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up the ACH feature. Currently, the Fund does not charge a fee for ACH transfers.

STATEMENTS AND REPORTS

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account dividends will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan is not offered to new shareholders of the Fund. If you have previously activated the Systematic Investment Plan, the Fund will automatically withdraw an amount ($25 or more) from your bank account and invest it in shares of the Fund. Monthly, quarterly, semi-annual, or annual investments can be made. We need your bank account information and a voided personal check. In order to use the Systematic Investment Plan, you must have an initial investment of at least $500.


RETIREMENT PLANS

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.


If you would like to make additional investments after your account is already established, use the Investment Stub attached to your statement and send it with your check to the address indicated.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order at its sole discretion. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. (See the more complete explanation below.)

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of the Fund, you should keep the following in mind:

o Shares of the fund selected for exchange must be available for sale in your state of residence.

o The Fund whose shares you want to exchange and the fund whose shares you want to buy must offer the exchange privilege.

o Shares of the Fund may be exchanged at relative net asset value. However, if you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. Since the Fund does not have a sales charge, if you were to purchase another fund in the Victory Group that has a 5.75% sales charge, you would pay up to a 5.75% sales charge.

o You must meet the minimum purchase requirements for the fund you purchase by exchange.

o The registration and tax identification numbers of the two accounts must be identical.

o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.

o Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

HOW TO REDEEM SHARES

If your request is received and accepted by 2:00 p.m. Eastern Time, your redemption will be processed the same day.

There are a number of convenient ways to redeem shares of the Fund. You can use the same mailing addresses listed for purchases. You will earn dividends up to and including the date your redemption request is processed.


BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:

o    Mail a check to the address of record;

o    Wire funds to a domestic financial institution;

o    Mail to a previously designated alternate address; or

o    Electronically transfer the funds via ACH.


All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory, nor its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.


If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

BY MAIL

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. A signature guarantee is required for the following redemption requests:

o    Redemptions over $10,000;
o    Your account registration has changed within the last 15 days;
o    The check is not being mailed to the address on your account;
o    The check is not being made payable to the owner of the account; or
o If the redemption proceeds are being transferred to another Victory Group account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE

If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 2:00 p.m. Eastern Time, your funds will be wired on the same business day.

BY ACH

Normally, your redemption will be processed on the same day or the next day if your instructions are received after 2:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividend accrued will be included with the redemption proceeds.

CHECK WRITING

The check writing feature is not offered to new shareholders of the Fund. If you have previously activated the check writing feature, you may sell your Fund shares by writing a check for $100 or more. There is no charge for checks; however, you will pay a charge to stop payment of a check or if a check is returned for insufficient funds. You may not close your account by writing a check.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan is not offered to new shareholders of the Fund. If you have previously activated the Systematic Withdrawal Plan for this Fund, we will send monthly, quarterly, semi-annual, or annual payments to your bank account or the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more. You should be aware that your account eventually may be depleted. You cannot automatically close your account using the Systematic Withdrawal Plan. If your account value falls below $5,000, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Check writing and the Systematic Withdrawal Plan are no longer offered to new shareholders of this Fund.

                     ORGANIZATION AND MANAGEMENT OF THE FUND

o    ABOUT VICTORY


The Fund is a member of the Victory Portfolios, a group of 30 distinct investment portfolios. Some of the Victory Portfolios have been operating since 1983.


The Board of Trustees of Victory has the overall responsibility for the management of the Fund.

o    THE INVESTMENT ADVISER

One of the Fund's most important contracts is its Advisory Agreement with Key Asset Management Inc. (KAM or the Adviser), a New York Corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. Spears, Benzak, Salomon & Farrell, Inc., (SBSF), the prior adviser, was one of four subsidiaries recently reorganized into KAM. The Adviser and its affiliates manage approximately $60 billion for a limited number of individual and institutional clients.


The Advisory Agreement allows the Adviser to hire employees of its affiliates. It also allows KAM to choose brokers or dealers to handle the purchases and sales of a Fund's securities. Subject to Board approval, Key Investments, Inc.
(KII) and/or Key Clearing Corporation (KCC) may act as clearing broker for the Fund's security transactions in accordance with procedures adopted by the Funds and receive commissions or fees in connection with their services to the Funds. Both KII and KCC are wholly-owned indirect subsidiaries of KeyCorp and are affiliates of the Adviser.


Prior to February 28, 1997, SBSF was the adviser to the Fund's predecessor, the Key Money Market Mutual Fund. During the fiscal year ended November 30, 1997, SBSF voluntarily waived the advisory fee in an amount of 0.25%.

       ------------------------------------------------------------------
                             MANAGEMENT OF THE FUND

       ------------------------------------------------------------------
                                    TRUSTEES
       ------------------------------------------------------------------
                        Supervise the Fund's activities.
       ------------------------------------------------------------------
                                       ||
       ------------------------------------------------------------------
                               INVESTMENT ADVISER
       ------------------------------------------------------------------
                            Key Asset Management Inc.
                                127 Public Square
                               Cleveland, OH 44114
       ------------------------------------------------------------------
              Manages the Fund's business and investment activities
       ------------------------------------------------------------------

o    THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT

BISYS Fund Services is the Administrator and the Distributor. The Fund pays BISYS a fee, as the Administrator, at the following annual rate based on the Fund's average daily net assets:
o    .15% for portfolio assets of $300 million and less,
o    .12% for the next $300 million  through  $600 million of portfolio  assets;
     and
o    .10%  for   portfolio   assets   greater   than  $600   million.

Under a Sub-Administration Agreement, BISYS pays KAM a fee at the annual rate of up to .05% of the Fund's average daily net assets to perform some of the administrative duties for the Fund. The Fund does not pay BISYS a fee for its services as Distributor. The Fund pays BISYS Fund Services Ohio, Inc. a fee for serving as the Fund's Accountant.

As permitted under current rules and regulations, the Distributor may provide sales support, including cash or other compensation, to dealers for selling shares of the Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense, and not at the expense of the Fund or its shareholders.

o    SHAREHOLDER SERVICING--SELECT SHARES

The Fund has adopted a Shareholder Servicing Plan for the Select Shares class of the Fund. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services, the Fund pays a fee at an annual rate of up to .25% of the average daily net assets of the shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

o    DISTRIBUTION PLAN

Under Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Fund. The Fund does not currently pay expenses under this plan.

o    INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.

o    LEGAL COUNSEL

Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Fund.


The Fund is supervised by the Board of Trustees who monitor the services provided to investors.

                                              OTHER COMPANIES THAT PROVIDE
                                                  SERVICES TO THE FUND



                                                 |---------------------|
                                                 |                     |
                                   |-------------|    SHAREHOLDERS     |
                                   |             |                     |
                                   |             |                     |
                                   |              ----------------------
                                   |
                                   |   |----------------------------------------------|
                                   |   |         FINANCIAL SERVICES FIRMS AND         |
                                   |   |         THEIR INVESTMENT PROFESSIONALS       |
                                   |   |                                              |
                                   |   |         Advise current and prospective       |
                                   |   |     shareholders on their fund investments.  |
                                   |   |----------------------------------------------|
                                   |
                                   |   |----------------------------------------------|
                                   |   |        TRANSFER AGENT/SERVICING AGENT        |
                                   ----|      State Street Bank and Trust Company     |
                                       |              225 Franklin Street             |
                                       |               Boston, MA 02110               |
                                       |                                              |
                                       |                                              |
                                       |          Boston Financial Data Services      |
                                       |               Two Heritage Drive             |
                                       |              Quincy, MA 02171                |
                                       |                                              |
                                       |    Handles services such as recordkeeping,   |
                                       |       statements, processing of buy and      |
                                       |   sell requests, distribution of dividends,  |
                                       |  and servicing of shareholder's accounts.    |
                                       |----------------------------------------------|
                                                              |
                                                              |
|-------------------------------------------------|           |              |----------------------------------------------|
|           DISTRIBUTOR AND ADMINISTRATOR         |           |              |           FUND ACCOUNTANT                    |
|                                                 |           |              |                                              |
|                                                 |           |              |                                              |
|                BISYS Fund Services              |           |              |    BISYS Fund Services Ohio, Inc.            |
|                and its affiliates               |           |              |          3435 Stelzer Road                   |
|                                                 |           |              |          Columbus, OH 43219                  |
|                 3435 Stelzer Road               |           |              |                                              |
|                                                 |------------------------- |                                              |
|                Columbus, OH 43219               |                          |                                              |
|                                                 |                          |Calculates the value of Fund shares and keeps |
|                                                 |                          |            certain Fund records.             |
|   As Distributor, markets the Fund, distributes |                          |                                              |
|    shares through Investment Professionals. As  |                          |                                              |
| Administrator, handles the day-to-day operations|                          |                                              |
|                   of the Fund.                  |                          |                                              |
|                                                 |                          |                                              |
|-------------------------------------------------|                          |----------------------------------------------|

|-------------------------------------------------|                          |----------------------------------------------|
|              SUB-ADMINISTRATOR                  |                          |                  CUSTODIAN                   |
|           Key Asset Management Inc.             |                          |        Key Trust Company of Ohio, N.A.       |
|               127 Public square                 |                          |               127 Public Square              |
|              Cleveland, OH 44114                |                          |                                              |
|                                                 |                          |              Cleveland, OH 44114             |
|Handles some day-to-day operations of the Fund.  |                          |        Provides for safekeeping of the       |
|                                                 |                          | Fund's investments and cash, and settles     |
|                                                 |                          |               trades made by the Fund.
|                                                 |                          |                                              |
--------------------------------------------------|                          |----------------------------------------------|


                             ADDITIONAL INFORMATION



Some additional information you should know about the Fund.


o    SHARE CLASSES


The Fund offers only the Select and Investor classes of shares described in this prospectus, but at some future date, the Fund may offer additional classes of shares through a separate prospectus. The Investor Class is the successor to the Key Money Market Mutual Fund. On March 6, 1998, shareholders voted to reorganizethe Key Money Market Mutual Fund into the Investor Class of the Fund.


o    YOUR RIGHTS AS A SHAREHOLDER

All shareholders of each class have equal voting, liquidation, and other rights. As a shareholder of the Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.


If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of the Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.


o    CODE OF ETHICS

Victory and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform.
Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

o    BANKING LAWS

Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may purchase shares of such a company and pay third parties for performing these functions for their customers. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

o    SHAREHOLDER COMMUNICATIONS

You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you will also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of the above communications.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS AND THE SAI ARE NOT OFFERED IN ANY STATE IN WHICH THEY MAY NOT LAWFULLY BE SOLD. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI.

If you would like to receive additional copies of any materials, please call the Fund at 800-539-FUND.

                    OTHER SECURITIES AND INVESTMENT PRACTICES

The following table lists the types of securities the Fund may choose to purchase under normal market conditions. The Fund invests only in short-term securities issued by the U.S. Government securities and certain of its government-sponsored enterprises and repurchase agreements collateralized by these securities.

--------------------------------------------------------------------------------------- -----------------------------
LIST OF ALLOWABLE INVESTMENTS AND INVESTMENT PRACTICES                                      FEDERAL MONEY MARKET
--------------------------------------------------------------------------------------- -----------------------------
U.S. GOVERNMENT SECURITIES.  Securities issued or guaranteed by the U.S.                             #
Government,  its  agencies,  or government-sponsored  enterprises.  The Fund  will invest only in  securities  that are direct  obligations of the U.S. Treasury, GNMA,
FNMA, FHLMC, SLMA, FFCB, TVA, or the FHLB that are not mortgage-backed securities.*
--------------------------------------------------------------------------------------- -----------------------------
REPURCHASE  AGREEMENTS.  An  agreement  to sell and  repurchase a security at a stated               #
price  plus  interest.  The  seller's  obligation  to the Fund is  secured by the U.S.
Government  securities  described  above.
--------------------------------------------------------------------------------------- -----------------------------
VARIABLE AND FLOATING RATE SECURITIES.  Investment grade instruments with interest                   #
rates that reset periodically.  The Fund only purchases U.S. Government Securities described above.
--------------------------------------------------------------------------------------- -----------------------------
BORROWINGS, REVERSE PURCHASE AGREEEMENTS.  The borrowing of money from banks or through             none
reverse repurchase agreements.
--------------------------------------------------------------------------------------- -----------------------------
SECURITIES LENDING.  Lending of portfolio securities to generate income.                            none
--------------------------------------------------------------------------------------- -----------------------------

# No limitation of usage; Fund may be using currently.

* Obligations of entities such as the Government  National Mortgage  Association
(GNMA) and the Export-Import Bank of the U.S. are backed by the full faith and credit of the U.S. Treasury. Others, such as the Federal National Mortgage Association (FNMA), are supported by the right of the issuer to borrow from the U.S. Treasury. Still others, such as the Federal Home Loan Mortgage Corporation (FHLMC), Student Loan Marketing Association (SLMA), Federal Farm Credit Bank
(FFCB), Tennessee Valley Authority (TVA) or the Federal Home Loan Bank (FHLB)are supported only by the credit of the federal agency.

The Fund also may hold cash for temporary defensive purposes. For more information on ratings and detailed descriptions of each of the above investment vehicles, see the SAI.

                               VF/FMMF-PRO (3/98)

                            VICTORY LIFECHOICE FUNDS



                                  800-539-FUND
                                       OR
                                  800-539-3863




                           CONSERVATIVE INVESTOR FUND
                             MODERATE INVESTOR FUND
                              GROWTH INVESTOR FUND

                                   PROSPECTUS





                                 MARCH 23, 1998

                            VICTORY LIFECHOICE FUNDS


                                 Prospectus for


                           CONSERVATIVE INVESTOR FUND

                             MODERATE INVESTOR FUND

                              GROWTH INVESTOR FUND

                            800-539-FUND 800-539-3863



The three Victory Funds discussed in this prospectus (the LifeChoice Funds or the Funds) are a part of The Victory Portfolios (Victory), an open-end investment management company. The Funds are diversified mutual funds. Each Fund is a "fund of funds," which means that it pursues its investment objective by allocating its investments primarily among other funds of The Victory Portfolios. Each Fund also may invest a limited portion of its assets in other mutual funds which are not a part of the same group of mutual funds as Victory. This prospectus explains the objectives, policies, risks, and strategies of the Funds. You should read this prospectus before investing in any of these Funds and keep it for future reference. A detailed Statement of Additional Information
(SAI) describing each of the Funds is also available for your review. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference into this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into both this prospectus and the SAI, and other information regarding registrants that file electronically with the SEC. If you would like a free copy of the SAI, please request one by calling us at 800-539-FUND.

SHARES OF THE FUNDS ARE:

o     NOT INSURED BY THE FDIC;
o NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;
o SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Introduction                                                 2
Fund Expenses                                                4
Financial  Highlights                                        5

AN OVERVIEW OF EACH OF THE FUNDS                             6
An analysis of the Funds which includes
objectives, policies, strategies, and expenses

Risk  Factors                                               13
Investment   Limitations                                    16
Investment Performance                                      16
Share Price                                                 18
Dividends,  Distributions, and Taxes                        18
INVESTING  WITH VICTORY                                     21
o  How to Purchase  Shares                                  23
o  How to Exchange  Shares                                  25
o  How to Redeem Shares                                     26
Organization  and Management of the Funds                   27
Additional Information                                      30
Other Securities and Investment Practices                   32

Key to Fund Information:

o Objective and Strategy: The goals and the strategy that a Fund plans to use in pursuing its investment objective.
o     Risk Factors: The risks that you may assume as an investor in a Fund.
o Expenses: The costs you will pay as an investor in a Fund, including sales charges and ongoing expenses.
o Financial Highlights: A table that shows a Fund's historical performance. This table also summarizes previous operating expenses.

INVESTMENT OBJECTIVE AND STRATEGY


OBJECTIVE

The CONSERVATIVE INVESTOR FUND seeks to provide current income combined with moderate growth of capital.
The MODERATE INVESTOR FUND seeks to provide growth of capital combined with a moderate level of current income.
The GROWTH INVESTOR FUND seeks to provide growth of capital.


STRATEGY
Each Fund pursues its investment objective by investing in other mutual funds, a "fund of funds" approach. Each Fund's unique investment objective, with its own risk/reward profile, results in a specific asset allocation strategy for that Fund. Each strategy is described in greater detail later in this prospectus.


OVERVIEW OF FUND OF FUNDS

         WHAT IS A FUND OF FUNDS?
         A fund of funds is an investment company that pursues its investment objective by investing primarily in shares of other mutual funds. These mutual funds themselves invest in different combinations of equity securities, fixed income and specialty securities, or cash reserves.

         WHAT MUTUAL FUNDS DO THE LIFECHOICE FUNDS INVEST IN?
         The Funds invest primarily in shares of other funds within The Victory Portfolios family, referred to as the "Victory Funds." The Funds also may invest a portion of their assets in shares of "Other Funds" that are not Victory Funds. The investment objective, policies, and limitations of the Victory Funds and the Other Funds are described later in this prospectus.

         HOW DOES THE ADVISER ALLOCATE THE INVESTMENTS OF THE LIFECHOICE FUNDS?

         Key Asset Management Inc. (KAM or the Adviser) allocates investments for each Fund in accordance with the policies and the risk/reward profile of each Fund described in this prospectus. The risk/return balance of each Fund varies in proportion to the assets that the Adviser allocates to the different kinds of investments.


         For example, the Conservative Investor Fund invests a larger portion of its assets in mutual funds that invest in fixed-income securities, while the Growth Investor Fund invests a larger portion of its assets in mutual funds that invest in equity securities. The Moderate Investor Fund strives to strike a balance between these two types of investments.


         The Adviser follows investment guidelines established by the Victory Board of Trustees. These guidelines are described later in the prospectus.

         WHAT ARE THE BENEFITS OF INVESTING IN A FUND OF FUNDS?
         There are thousands of mutual funds available for investment, with many different objectives, strategies, and policies. Choosing the right balance and mix of mutual funds to meet your needs can be difficult and time-consuming. The LifeChoice Funds offer an efficient and cost-effective alternative to achieving your long-term investment goals by providing access to three different, yet comprehensive, portfolio mixes. You simply select the LifeChoice Fund strategy that you think is right for your level of risk tolerance. The Adviser manages the selection and allocation of underlying mutual funds consistent with the overall strategy for each fund. You should also review "Risk Factors" below.

RISK FACTORS

The Funds are not insured by the FDIC. The Funds invest in mutual funds that in turn invest in debt and equity securities. Both types of securities fluctuate in value. Equity securities may fluctuate in response to activities of an individual company, or in response to general market or economic conditions. Debt securities are subject to interest rate, inflation, and credit risk.

There also are some potential disadvantages that are unique to a fund of funds. For example, you may bear additional fees. The mutual funds in which the Funds may invest pay various fees, including management fees, administration fees, and custody fees. There may be other disadvantages or risks of investing in a fund of funds as well. These disadvantages and other risks of investing in the funds are detailed later in this prospectus.

WHO SHOULD INVEST
Investors who are looking for an  investment  solution that may match their goal
     (investment objective), stage in life (current age or time horizon), and risk tolerance.
Investors who  would  like a team of  experienced  investment  professionals  to select and maintain a portfolio of mutual funds for them.
Investors  who would like to spread  their money among  10-15  different  mutual funds in one simple  package.
Investors who are seeking the benefits of asset allocation and multiple levels of risk reducing diversification.



FEES AND EXPENSES

You may pay a sales charge of up to 5.75% of the offering price, depending on the amount you invest. You also will bear indirect expenses for investment advisory, administrative, custodian, and shareholder services. We summarize these expenses in "Fund Expenses" on page 4.

PURCHASES:
The minimum initial investment is $500 for most accounts ($250 for Individual Retirement Accounts) and $25 thereafter. If you purchase shares through an Investment Professional, you may be subject to different minimums. The initial investment must be accompanied by a Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."


REDEMPTIONS:
You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, a Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your Account Application. See "How to Redeem Shares."

DIVIDENDS/DISTRIBUTIONS:
Ordinarily, each Fund declares and pays dividends from its net investment income each calendar quarter. Each Fund pays realized net capital gains, if any, as dividends at least annually. A Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of the Victory Portfolios. You can make this choice when you fill out an Account Application. See "Dividends, Distributions, and Taxes."

OTHER SERVICES:
Victory offers a number of other services to better serve shareholders including exchange privileges and automated investment and withdrawal plans. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf
(TDD) at 800-970-5296.

General Information about each of the Funds

-----------------------------------------------------------------------------------------------
                                 INCEPTION      ESTIMATED ANNUAL      MAXIMUM       NEWSPAPER
         VICTORY FUND              DATE      EXPENSES AFTER WAIVERS    SALES      ABBREVIATION*
                                                    (AS A %            CHARGE
                                                 OF NET ASSETS)
-----------------------------------------------------------------------------------------------
Conservative      Investor     Fund     12/31/96     .20%     5.75%     LCConInv
-----------------------------------------------------------------------------------------------
Moderate      Investor      Fund      12/31/96      .20%     5.75%      LCConInv
-----------------------------------------------------------------------------------------------
Growth       Investor      Fund      12/31/96      .20%      5.75%      LCConInv
-----------------------------------------------------------------------------------------------
*All newspapers do not carry the same  abbreviation.  Newspapers do not normally publish Fund information  until a Fund reaches a specific number of shareholders or level of assets.


The following pages provide you with an overview of each Fund. Please look at the objective, policies, strategies, risks, expenses, and financial history to determine which Fund will best suit your risk tolerance and investment needs. You should also review the "Other Securities and Investment Practices" section for additional information about the individual securities in which the Funds can invest and the risks related to these investments.

FUND EXPENSES
This section will help you understand the costs and expenses you would pay, directly or indirectly, if you invest in the Funds.

                                                       Conservative        Moderate      Growth Investor
SHAREHOLDER TRANSACTION EXPENSES*                      Investor Fund    Investor Fund          Fund
Sales Charge Imposed on Purchases (as a percentage
of offering price)                                         5.75%            5.75%             5.75%
Sales Charge Imposed on Reinvested Dividends               None              None              None
Maximum Deferred Sales Charge**                            None              None              None
Redemption Fees                                            None              None              None
Exchange Fees                                              None              None              None

*You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.
**Except for investments of $1 million or more.  See "Investing With Victory."

The Annual Fund Operating Expenses table illustrates the estimated operating expenses that you will incur as a shareholder of the Funds. THESE EXPENSES ARE CHARGED DIRECTLY TO EACH FUND. Expenses include management fees, as well as the costs of maintaining accounts, administering the Funds, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the predecessor funds (the KeyChoice Funds) adjusted to reflect anticipated expenses.

ANNUAL FUND OPERATING EXPENSES (AFTER EXPENSE
WAIVERS AND REIMBURSEMENTS)                              Conservative       Moderate Investor      Growth Investor
(as a percentage of average daily net assets):           Investor Fund             Fund                 Fund
Management Fee(1)                                            .10%                  .10%                 .10%
Other Expenses(1)                                            .10%                  .10%                 .10%
                                                             ----                  ----                 ----
Total Fund Operating Expenses(1)                             .20%                  .20%                 .20%
                                                             ====                  ====                 ====

(1)These fees have been voluntarily reduced. These waivers may be terminated at any time. Without these waivers for reimbursements, the Management Fee would be as follows:

        EXPENSES BEING WAIVED OR REIMBURSED:            Conservative      Moderate Investor     Growth Investor
                                                        Investor Fund            Fund                Fund
        Management Fee without waivers                       .20%                .20%                .20%
        Other Expenses without reimbursements               1.08%                .70%                .85%
                                                            -----                ----                ----
        Total Fund Operating Expenses without
        waivers or reimbursements                           1.28%                .90%                1.05%
                                                            =====                ====                =====

^This example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Funds.^

This example is based on the estimated expenses of the Funds, the 5.75% sales charge, and the average annual weighted expense ratios of the mutual funds in which the Funds invest (see page 9 for a summary of these expenses). Total estimated expenses of the Conservative Investor Fund, the Moderate Investor Fund, and the Growth Investor Fund are 1.33%, 1.44%, and 1.53%, respectively.

      Example: You would pay the following expenses on a $1,000 investment in the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                            1 Year            3 Years          5 Years            10 Years
Conservative Investor Fund                                   $70                $97              $126               $208
Moderate Investor Fund                                       $71               $100              $132               $220
Growth Investor Fund                                         $72               $103              $136               $229
THIS EXAMPLE IS ONLY AN ILLUSTRATION. ACTUAL EXPENSES AND RETURNS WILL VARY.

FINANCIAL HIGHLIGHTS

The Financial Highlights describe the Funds' returns and operating expenses over time. This table shows the results of an investment in one share of the KeyChoice Funds (the predecessors to the LifeChoice Funds) for the period indicated below.

LIFECHOICE FUNDS

Variability, as shown by total return:                        11.62%            13.64%           15.46%


                                                            Conservative         Moderate        Growth Investor
                                                           Investor Fund       Investor Fund          Fund
                                                            Period Ended       Period Ended       Period Ended
                                                            November 30,       November 30,       November 30,
                                                              1997(d)             1997(d)            1997(d)


NET ASSET VALUE, BEGINNING OF PERIOD                             $10.00             $10.00             $10.00
Investment Activities                                            ------             ------             ------
  Net investment income                                            0.31               0.20               0.11
  Net realized and unrealized gains from investment
         transactions                                           0.84(c)               1.16               1.43
                                                                -------             ------             ------
Total from Investment Activities                                   1.15               1.36               1.54
Distributions                                                      ----               ----               ----
  Net investment income                                          (0.26)             (0.17)             (0.10)
                                                                 $10.89             $11.19             $11.44
                                                                =======             ======             ======
Total Return                                                  11.62%(a)          13.64%(a)          15.46%(a)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                                  $9,137             $7,728             $7,515
Ratio of expenses to average net assets                        0.29%(b)           0.27%(b)           0.30%(b)
Ratio of net investment income to average net assets           3.41%(b)           2.26%(b)           0.81%(b)
Ratio of expenses to average net assets*                       5.18%(b)           3.32%(b)           3.67%(b)
Ratio of net investment income to average net assets*        (1.48%)(b)         (0.79%)(b)         (2.56%)(b)
Portfolio Turnover                                                  19%                50%               106%

The financial highlights were audited by Coopers & Lybrand L.L.P. These financial highlights reflect historical information about the KeyChoice Funds, the predecessors to the Funds. This information should be read in conjunction with the predecessor funds' most recent Annual Report to shareholders, which is incorporated by reference into the SAI. If you would like a copy of the Annual Report, write or call the Funds at 800-539-FUND.

(a)   Not annualized.
(b)   Annualized.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) For the period December 31, 1996 (commencement of operations) through November 30, 1997.
(e) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

THE LIFECHOICE FUNDS

The following examples show some possible characteristics of each investor type and how the matching portfolio allocation might look. The allocation can change within each designated range based on market conditions and will vary over time.

[The following table represents the information portrayed in the three pie charts as they appear under the heading Who Should Invest."]

                                   Portfolio Allocation                                  Ranges
                       -----------------------------------------      ----------------------------------------
Investor Type          Equity      Fixed Income      Money Market     Equity      Fixed Income    Money Market
-------------          ------      ------------      ------------     ------      ------------    ------------
Conservative             40%               55%                5%      30-50%            50-70%           0-15%
Moderate                 60%               35%                5%      50-70%            30-50%           0-15%
Growth                   80%               15%                5%      70-90%            10-30%           0-15%

o     Conservative Investor
      Investment

      Objective: Income with a moderate level of growth

      Current Age: Late 50s through retirement
        -OR-
      Time Horizon: At least 6 years

      Risk Tolerance: Low to moderate

      If you seek income but are also concerned about protecting the value of your investment, have a shorter time horizon and a lower tolerance for volatility, you might find the Conservative Investor Fund to be a suitable investment.


o     Moderate Investor
      Investment
      Objective: Growth with a moderate level of income

      Current Age: Early 40s to late 50s
         -OR-
      Time Horizon: At least 8 years

      Risk tolerance: Moderate to high


      If you seek capital appreciation, with some income, have a longer time horizon and moderate tolerance for volatility, you might find the Moderate Investor Fund to be a suitable investment.

o     Growth Investor
      Investment
      Objective: Growth

      Current Age: 20s to early 40s
        -OR-
      Time Horizon: at least 9 years

      Risk tolerance: High

      If you seek potential for capital appreciation with a longer time horizon and a higher tolerance for volatility, you might find the Growth Investor Fund to be a suitable investment.

You should consult with your Investment Professional to help determine your investment objectives and risk tolerance.

INVESTMENT OBJECTIVE, POLICIES, AND AND STRATEGY
INVESTMENT OBJECTIVE
The CONSERVATIVE INVESTOR FUND seeks to provide current income combined with moderate growth of capital.
The MODERATE INVESTOR FUND seeks to provide growth of capital combined with a moderate level of current income.
The GROWTH INVESTOR FUND seeks to provide growth of capital.

INVESTMENT POLICIES AND STRATEGIES

The three LifeChoice Funds invest primarily in the Victory Funds representing different combinations of equity securities, fixed income and speciality securities, or cash reserves. Each of the Victory Funds has varying degrees of potential investment risk and reward. Generally, the Funds invest between 80% and 85% of their total assets at the time of purchase in shares of the Victory Funds. In addition, the Funds may invest up to 20% of their total assets in "Other Funds" (that is, other mutual funds that are not part of the Victory Portfolios) to fulfill a particular investment niche.

HOW THE ADVISER ALLOCATES ITS INVESTMENTS. The Adviser allocates each Fund's investments in particular mutual funds based on the investment objective of each Fund. We describe these ranges below. Although some of the mutual funds do not share the investment objective of the Funds, the Adviser will select those funds based on various criteria. The Adviser analyzes the underlying mutual fund's investment objective, policies, and investment strategy and also evaluates the size, portfolio of securities, and management of each underlying mutual fund before investing.

CONTINUOUS MONITORING. The Adviser continuously monitors the allocation of the Funds and rebalances or reallocates its investments across the underlying mutual funds depending on market conditions.

OTHER INVESTMENTS. The Funds also may invest a limited portion of their assets directly in high quality short-term debt obligations, including commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, debt obligations backed by the full faith and credit of the U.S. Government, and demand time deposits of domestic and foreign banks and savings and loan associations.

CONSERVATIVE INVESTOR FUND
Under normal market conditions, the Conservative Investor Fund allocates its assets as follows:
o 30%-50% of its assets in shares of mutual funds that invest in equity securities;
o 50%-70% of its assets in shares of mutual funds that invest in bonds/ fixed income, and specialty securities; and
o     0%-15% of its assets money market securities.

MODERATE INVESTOR FUND

Under normal market conditions,  the Moderate Investor Fund allocates its assets as follows:
o 50%-70% of its assets in shares of mutual funds that invest in equity securities;
o 30%-50% of its assets in shares of mutual funds that invest in bonds/ fixed income, and specialty securities; and
o     0%-15% of its assets in shares of money market funds.

GROWTH INVESTOR FUND
Under normal market conditions, the Growth Investor Fund allocates its assets as follows:
o 70% to 90% of its assets in shares of mutual funds that invest in equity securities;
o 10% to 30% of its assets in shares of mutual funds that invest in bonds/ fixed-income, and specialty securities; and
o 0%-15% of its assets in shares of mutual funds that invest in money market funds.

ALLOCATION OF INVESTMENTS AMONG THE VARIOUS TYPES OF MUTUAL FUNDS
You can invest directly in the mutual funds, rather than indirectly as a LifeChoice investor. By investing in those mutual funds indirectly, you indirectly pay a proportionate share of the expenses of those mutual funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Funds. The Board of Trustees has determined that the advisory fees that the Funds pay to Key Asset Management Inc. are for services that are additional, rather than duplicate, services provided to the mutual funds by their service providers. Some of the mutual funds may incur distribution plan expenses in the form of "12b-1 fees." The table below also summarizes the percentage range that each LifeChoice Fund may invest in each mutual fund category. FROM TIME TO TIME, THE ADVISER MAY SELECT "OTHER FUNDS" THAT ARE NOT LISTED BELOW.

                          PERCENTAGE OF        PERCENTAGE OF     PERCENTAGE OF
                          CONSERVATIVE            MODERATE           GROWTH
                            INVESTOR              INVESTOR       INVESTOR FUND'S
 INVESTMENT                FUND'S TOTAL         FUND'S TOTAL          TOTAL           UNDERLYING PORTFOLIOS QUALIFYING
  CATEGORY                 INVESTMENTS          INVESTMENTS        INVESTMENTS                FOR PURCHASE
Equity Funds                  30-50%               50-70%            70-90%           VICTORY FUNDS
                                                                                      Value Fund
                                                                                      Diversified Stock Fund
                                                                                      Growth Fund
                                                                                      Special Value Fund
                                                                                      Special Growth Fund
                                                                                      International Growth Fund


                                                                                      *OTHER FUNDS
                                                                                      PBHG Growth Fund
                                                                                      Neuberger&Berman
                                                                                           Genesis Fund

Bond/Fixed Income and         50-70%               30-50%            10-30%           VICTORY FUNDS
Specialty Funds                                                                       Real Estate Investment Fund
                                                                                      Convertible Securities Fund
                                                                                      Government Mortgage Fund
                                                                                      Investment Quality Bond Fund
                                                                                      Fund for Income
                                                                                      Intermediate Income Fund
                                                                                      Limited Term Income Fund

                                                                                      *OTHER FUNDS
                                                                                      Loomis Sayles Bond Fund

Money Market Fund**            0-15%                0-15%             0-15%           VICTORY FUNDS
                                                                                      Financial Reserves Fund

* Total investments in Other Funds is expected to range between 15% and 20% of total investments of each of the Funds.
** Total investments in the Money Market Fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of investments made.

You will indirectly bear the expenses of the Victory Funds and Other Funds in which the LifeChoice Funds invest. The table below summarizes the expenses paid by these mutual funds (after fee waivers and expense reimbursements), as described in their current prospectuses. Keep in mind that these expenses would be higher if the investment manager(s) did not waive fees or reimburse expenses. The actual expenses these funds pay may change from time to time.

This table also shows how the Funds allocate their investments among specific mutual funds and the current expense ratio at the time of printing for each of those mutual funds. THE ADVISER MAY SUBSTITUTE DIFFERENT MUTUAL FUNDS AT ANY TIME.

------------------------------------------ ------------------------ ------------------- -------------------- ------------------
                                            EXPENSE RATIOS (After      CONSERVATIVE      MODERATE INVESTOR    GROWTH INVESTOR
                                                 Waivers and          INVESTOR FUND            FUND                FUND
VICTORY FUNDS                                  Reimbursements)
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Value Fund                                          1.40%                 0%-25%              0%-35%              0%-45%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Diversified Stock Fund*                             1.05%                 0%-30%              0%-40%              0%-50%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Growth Fund                                         1.40%                 0%-15%              0%-20%              0%-25%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Special Value Fund*                                 1.40%                 0%-20%              0%-25%              0%-30%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Special Growth Fund                                 1.53%                 0%-10%              0%-15%              0%-20%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
International Growth Fund*                          1.75%                 0%-20%              0%-25%              0%-30%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Real Estate Investment Fund                         1.40%                 0%-20%              0%-20%              0%-20%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Convertible Securities Fund                         1.31%                 0%-30%              0%-30%              0%-30%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Government Mortgage Fund                            0.90%                 0%-30%              0%-25%              0%-20%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Investment Quality Bond Fund                        1.00%                 0%-50%              0%-40%              0%-30%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Fund for Income                                     1.00%                 0%-35%              0%-25%              0%-15%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Intermediate Income Fund                            0.95%                 0%-35%              0%-25%              0%-15%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Limited Term Income Fund                            0.86%                 0%-10%              0%-10%              0%-10%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Financial Reserves Fund**                           0.67%                 0%-15%              0%-15%              0%-15%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
OTHER FUNDS***
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
PBHG Growth Fund                                    1.25%                 0%-20%              0%-20%              0%-20%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Neuberger&Berman Genesis Fund                       1.26%                 0%-20%              0%-20%              0%-20%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
Loomis Sayles Bond Fund --                          0.75%                 0%-15%              0%-20%              0%-20%
Institutional Shares
------------------------------------------ ------------------------ ------------------- -------------------- ------------------
AVERAGE WEIGHTED EXPENSE RATIOS                                           1.13%                1.24%               1.33%
------------------------------------------ ------------------------ ------------------- -------------------- ------------------

*    Denotes Class A shares only.
** Total investments in the money market fund may temporarily exceed the 15% maximum due to daily investment of cash flows that are expected to be used for next day settlement of investments made by each of the Funds.
***  As of November 30, 1997.

The average weighted expense ratios for the Funds' investments in mutual funds are based on a hypothetical portfolio mix that reflects expected investments under current market conditions. These figures are approximations of the Funds' indirect expense ratios associated with their investments in the mutual funds. The percentage of the Funds' investments in each of the mutual funds will vary within the ranges shown above and investment in Other Funds will total 15% to 20% of each Fund's total investments.

PORTFOLIO MANAGEMENT
The LifeChoice Allocation Committee of KAM manages each Fund's investments. No one person is primarily responsible for making investment recommendations. The Committee is responsible for the selection of and allocation among underlying mutual funds.

VICTORY LIFECHOICE FUNDS - ASSET ALLOCATION COMMITTEE

H. ALLAN CROWTHER, Director, Portfolio Analytics, KAM. He has been with KeyCorp or an affiliate since 1978 and has been a portfolio manager for over 17 years.

CHRISTOPHER K. DYER, Director, Institutional Retirement Product Development, KAM. He has been with KeyCorp or an affiliate since 1985.

TERRY D. TAYLOR, Director, Portfolio Analysis, KAM. He has been with KeyCorp or an affiliate since 1974.

R. KIRK WILLIAMSON, CFA, Director, Portfolio Analytics, KAM. He has been with KeyCorp or an affiliate since 1986.

INVESTMENT AND FUND SELECTION OVERVIEW: The first step in selecting mutual funds for the LifeChoice Funds is to identify the asset classes that will build each portfolio. This process consists of an historical analysis of the relationship between asset classes, primarily the risk and reward characteristics of the various possible combinations. This historical analysis provides a foundation for building each portfolio to take advantage of the unique characteristics of each asset class. The Victory LifeChoice Funds further break down equity funds into asset class, capitalization, and investment style. In addition, we may invest in mutual funds that invest in distinct asset classes (convertibles and/or real estate funds, and different types of fixed income funds). Once we complete this asset allocation framework, we then select individual funds from the Victory Funds group and non-affiliated funds families. We choose mutual funds based on their ability to meet the asset allocation needs of the framework and its relationship to each LifeChoice Fund objective. Included in the assessment (for each Fund), are factors such as investment philosophy, style consistency, performance, volatility, expenses, and other elements pertinent to fund quality.

INFORMATION ABOUT THE MUTUAL FUNDS IN WHICH THE FUNDS INVEST

THE VICTORY FUNDS:  INVESTMENT OBJECTIVES AND STRATEGIES
The LifeChoice Funds invest primarily in shares of the Victory Funds described below. Here is a summary of the investment objective and principal strategies of each of the Victory Funds in which the Funds may invest:

FUNDS THAT INVEST PRIMARILY IN EQUITY SECURITIES:

THE VALUE FUND seeks to provide long-term growth of capital and dividend income. The Value Fund invests primarily in a diversified group of equities securities with an emphasis on companies with above average total return potential.

THE DIVERSIFIED  STOCK FUND seeks to provide  long-term  growth of capital.  The
Diversified Stock Fund invests primarily in common stocks and securities convertible into common stocks issued by established domestic and foreign companies.

THE GROWTH FUND seeks to provide long-term growth of capital. The Growth Fund invests primarily in equities securities of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation.

THE SPECIAL VALUE FUND seeks to provide long-term growth of capital and dividend income. The Special Value Fund invests primarily in equities securities of small- and medium-sized companies listed on a nationally recognized exchange with an emphasis on companies with above average total return potential.

THE SPECIAL GROWTH FUND seeks to provide capital appreciation. The Special Growth Fund invests primarily in equity securities of companies that have market capitalizations of $750 million or less.

THE INTERNATIONAL GROWTH FUND seeks to provide capital growth consistent with reasonable investment risk. The International Growth Fund invests primarily in equity securities of foreign corporations, most of which will be denominated in foreign currencies.

FUNDS  THAT  INVEST   PRIMARILY  IN  FIXED  INCOME   SECURITIES   AND  SPECIALTY
SECURITIES:

THE REAL ESTATE INVESTMENT FUND seeks to provide total return through investments in real estate-related securities. The Real Estate Investment Fund pursues its investment objective by investing at least 80% of the Fund's total assets in real-estate related companies.

THE CONVERTIBLE SECURITIES FUND seeks to provide a high level of current income together with long-term capital appreciation. The Convertible Securities Fund invests primarily in convertible bonds, corporate notes, convertible preferred stocks, and other securities convertible into common stock.

THE GOVERNMENT MORTGAGE FUND seeks to provide a high level of current income consistent with safety of principal. The Government Mortgage Fund invests exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

THE INVESTMENT QUALITY BOND FUND seeks to provide a high level of income. The Investment Quality Bond Fund invests primarily in investment-grade bonds issued by corporations and the U.S. Government and its agencies or instrumentalities.

THE FUND FOR INCOME seeks to provide a high level of current income consistent with preservation of shareholders' capital. The Fund for Income invests primarily in selected mortgage-related securities.

THE INTERMEDIATE INCOME FUND seeks to provide a high level of income. The Intermediate Income Fund invests in debt securities issued by corporations and the U.S. Government and its agencies and instrumentalities.

THE LIMITED TERM INCOME FUND seeks to provide income consistent with limited fluctuation of principal. The Limited Term Income Fund invests in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.

FUNDS THAT INVEST PRIMARILY IN MONEY MARKET SECURITIES:

THE FINANCIAL RESERVES FUND seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Financial Reserves Fund invests primarily in a portfolio of high-quality U.S. dollar denominated money market instruments. The Financial Reserves Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest.

OTHER FUNDS:  INVESTMENT OBJECTIVES AND STRATEGIES

The LifeChoice Funds may invest a limited portion of their assets (up to 20% of total assets) in shares of Other Funds. The Adviser may select any mutual fund that it believes is appropriate, based upon its analysis of the Other Fund's investment objective, policies, strategies, the quality of its management, and other factors it believes are important.

As of November 30, 1997, one or more of the LifeChoice Funds invested in the following Other Funds:

THE PBHG GROWTH FUND. The PBHG Growth Fund seeks capital appreciation. The PBHG Growth Fund will seek to achieve its objective by investing primarily in common stocks and convertible securities of small- to mid-size companies the adviser believes have an outlook for strong earnings growth and the potential for significant capital appreciation.

THE   NEUBERGER&BERMAN   GENESIS   FUND.   The   investment   objective  of  the
Neuberger&Berman Genesis Fund is to seek capital appreciation. The Neuberger&Berman Genesis Fund pursues this objective by investing primarily in common stocks of companies with small market capitalizations. The Neuberger&Berman Genesis Fund regards companies with market capitalization of up to $1.5 billion at the time of investment as small-cap companies.

THE LOOMIS SAYLES BOND FUND. The Loomis Sayles Bond Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Loomis Sayles Bond Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its assets may be invested in preferred stocks. At least 65% of the Loomis Sayles Bond Fund's total assets will normally be invested in bonds.

Limit: The LifeChoice Funds, taken as a whole, with other accounts managed by affiliates of the Adviser may not invest in more than 3% of the outstanding shares of any one Other Fund.

RISK FACTORS

This prospectus describes some of the risks that you may assume as an investor in the Funds. By matching your investment objective with a comfortable level of risk, you can create your own customized investment plan. Some limitations on the Funds' investments are described in the section that follows. "Other Securities and Investment Practices" at the end of this prospectus provides additional information on the securities mentioned in the overview of each of the Funds. As with any mutual fund, there is no guarantee that a Fund will earn income or show a positive total return over time. A Fund's price, yield, and total return will fluctuate. You may lose money if a Fund's investments do not perform well.

         ****It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.****

The following risks are common to all mutual funds:
o MARKET RISK is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price a Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.
o MANAGER RISK is the risk that a Fund's Portfolio Manager may use a strategy that does not produce the intended result. Manager risk also refers to the possibility that the Portfolio Manager may fail to execute a Fund's investment strategy effectively and thus fail to achieve its objective.

The following risk is common to mutual  funds  that invest in equity securities:
o EQUITY RISK is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

The  following  risks  are  common  to  mutual  funds  that  invest  in  foreign securities:
o CURRENCY RISK is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by investments denominated in foreign currencies.
o FOREIGN ISSUER RISK. Compared to U.S. and Canadian companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.

The following risks are common to mutual funds that invest in debt securities:
o INTEREST RATE RISK. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a fixed-rate security typically goes down. When interest rates go down, the value of these securities typically goes up. Generally, the market values of securities with longer maturities are more sensitive to changes in interest rates.
o INFLATION RISK is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.
o REINVESTMENT RISK is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.
o CREDIT (OR DEFAULT) RISK is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Although the Funds generally invest in only high-quality securities, the interest or principal payments may not be insured or guaranteed on all securities. Credit risk is measured by NRSROs* such as S&P, Fitch, or Moody's.
o LOWER-RATED SECURITIES ("JUNK BONDS"). Lower-rated securities are subject to certain risks in addition to those risks associated with higher-rated securities. Lower-rated securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. They also may be less liquid than higher-rated securities and more difficult to evaluate than higher-rated securities.

The following risks are common to mutual funds that invest in real estate securities:
o CONCENTRATION AND DIVERSIFICATION RISK is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for funds that primarily invest in securities of a single state, geographic area, or a particular industry.
o REAL ESTATE RISK is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the LifeChoice Funds will not invest directly in real estate, they may be subject to the risks associated with direct ownership. Equity REITs may be affected by changes in property value, while mortgage REITs may be affected by credit quality.


o REGULATORY RISK is the risk that certain REITs may fail to qualify for pass-through of income under federal tax law or to maintain their exemption from the registration requirements under federal securities laws.

The following risks are common to mutual funds that invest in futures and options contracts:
o LEVERAGE RISK. Futures and options contracts are leveraged instruments, which means that their response to economic conditions may be magnified. Therefore, if a Portfolio Manager incorrectly uses futures or options contracts, a fund can sustain a loss significantly in excess of the cost of the futures or options contracts.

*An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor's (S&P), Fitch, or Moody's, which assigns credit ratings to certain securities based on the borrower's ability to meet its obligation to make principal and interest payments.

o CORRELATION RISK. Futures and options contracts can be used in an effort to hedge against certain risks. Generally, an effective hedge generates gains or losses that offset the gains or losses from another position held by a fund. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic conditions in the manner the portfolio manager expected. In such a case, the futures or options contracts hedge may not generate gains sufficient to offset losses and may actually generate losses.

The following risks are common to a fund of funds:
o The Funds' performance is directly related to the dollar-weighted performance of the mutual funds in which they invest. If the value of the shares of these mutual funds declines, the value of the Funds will decline.
o KAM is subject to various conflicts of interest because of the fund of funds structure of the Funds. The Board of Trustees has adopted policies to monitor those potential conflicts.
o You will indirectly bear additional fees charged by the mutual funds in which the Funds invest. These may include management fees, to the extent advisory fees are not waived by KAM.
o Depending on an Other Fund's investment objective, policies, and restrictions, additional risks may be created by a Fund's investment in an Other Fund. Other Funds may follow some or all of the investment practices of the Victory Funds and may follow other investment practices. KAM has little or no control over the investment activities of the Other Funds. There may, in fact, be additional investment practices, not discussed in this Prospectus or in the Statement of Additional Information, that both the Victory Funds and Other Funds may engage in from time to time.
o The Funds may invest in mutual funds that concentrate, (that is, invest more than 25% of their total assets) in a single industry. Shares of these mutual funds may fluctuate in value more than shares of funds that do not concentrate their investments in a single industry.
o Some of the Other Funds may limit the ability of the Funds to sell their investments in those funds at certain times. In this case, the Funds' investment in those shares will be considered "illiquid" and subject to the overall limitation on investment in illiquid securities.
o From time to time, a mutual fund in which a Fund invests may choose to redeem the Fund's shares "in kind." That is, the mutual fund may give the Fund securities from its portfolio rather than the cash value of those securities. If it determines that it is in the best interests of shareholders, KAM may keep those securities in the Fund's portfolio, even if the Fund could not otherwise purchase those securities.

Some of the mutual funds may invest in below investment grade debt securities ("junk bonds"), forward currency contracts, futures contracts and related options, mortgage backed securities or other "derivatives" that involve special risks. More information about these techniques is provided in the SAI.

                             INVESTMENT LIMITATIONS

****The SEC and IRS have certain restrictions with which all mutual funds must comply. The Funds monitor these limitations on an ongoing basis.****

To help reduce risk, the LifeChoice Funds have adopted limitations on some investment policies. These limits involve a Fund's ability to borrow money and the amount it can invest in various types of securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.

Each Fund limits to 25% of its total assets the amount that it may invest in any single industry (other than U.S. Government obligations). Each Fund limits its borrowing to 33 1/3% of its total assets. Borrowing may be in the form of selling a security that it owns and agreeing to repurchase that security later at a higher price. The Funds do not intend to borrow for leveraging purposes.

DIVERSIFICATION REQUIREMENTS:

o SEC REQUIREMENT: Each LifeChoice Fund is "diversified" according to certain federal securities provisions regarding the diversification of its assets.

o IRS REQUIREMENT: Each LifeChoice Fund also intends to comply with certain federal tax requirements regarding the diversification of its assets, which generally are less restrictive than the securities provisions. These diversification provisions and requirements are discussed in the SAI.

                             INVESTMENT PERFORMANCE

****Past performance does not guarantee future results. You may obtain performance information and the current 30-day yield by calling 800-539-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 8:00 p.m. Eastern Time Monday through Friday.****

Victory may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy free of charge, by calling 800-539-FUND.

The "30-day yield" is an "annualized" figure-the amount you would earn if you stayed in a Fund for a year and the Fund continued to earn the same net income throughout that year. To calculate 30-day yield, a Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share for Class A Shares.

To calculate "total return," a Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then the Fund adds all dividends and distributions paid as if they were reinvested in additional shares (this takes into account the Fund's dividend distributions, if any). The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return.

o     YIELD is a measure of net interest and dividend income.
o AVERAGE ANNUAL TOTAL RETURN is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all of the parts of a Fund's investment return for periods greater than one year.
o     TOTAL RETURN is the sum of all of the parts of a Fund's investment return.

PERFORMANCE OF VICTORY PORTFOLIOS The table below summarizes the "average annual total return" of the Victory Funds since inception and for the one, five, and ten year periods, through October 31, 1997, the fiscal year end for each of the funds. The information for the Real Estate Investment Fund is since inception through November 30, 1997. The information reflects fund operating expenses after waivers, but does not reflect sales charges that other investors would pay directly.


                                                Date of          Since                      Five
Victory Funds                                 Commencement     Inception      One Year      Years        Ten Years
-------------                                 ------------     ---------      --------      -----        ---------
Value Fund                                       12/3/93          19.41%        27.24%       n/a           n/a
Diversified Stock Fund - Class A                10/20/89          16.08%        27.96%      19.73%         n/a
Growth Fund                                      12/3/93          19.64%        29.08%       n/a           n/a
Special Value Fund - Class A                     12/3/93          18.06%        27.05%       n/a           n/a
Special Growth Fund                              1/11/94          15.10%        20.62%       n/a           n/a
International Growth Fund - Class A              5/18/90           6.21%         6.03%      10.25%         n/a
Convertible Securities Fund                      4/14/88          12.68%        20.38%      14.43%         n/a
Government Mortgage Fund                         5/18/90           8.31%         8.22%      6.53%          n/a
Investment Quality Bond Fund                    12/10/93           5.70%         7.67%       n/a           n/a
Fund for Income                                   5/8/87           8.34%         7.58%      6.08%         8.67%
Intermediate Income Fund                        12/10/93           5.10%         6.62%       n/a           n/a
Real Estate Investment Fund                      4/30/97          22.42%           n/a       n/a           n/a
Limited Term Income Fund                        10/20/89           6.39%         5.57%      4.96%          n/a
Financial Reserves Fund                           4/4/83           6.19%         5.04%      4.37%         5.50%

The Securities and Exchange Commission has imposed certain limitations on how the LifeChoice Funds may invest and the fees that they may charge.

Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in a Fund today. The past is an imperfect guide to the future. History does not always repeat itself.

                                   SHARE PRICE

*****The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.*****

Each Fund's share price, called its net asset value (the NAV), is calculated each business day at the close of the New York Stock Exchange (normally at 4:00 p.m. Eastern Time). Shares are purchased, exchanged, and redeemed at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by a Fund to affect the NAV materially. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed but the New York Stock Exchange is open.

The NAV is calculated by adding up the total value of a Fund's investments in the mutual funds and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund. The value of an investment in a mutual fund is based upon the NAV determined by that mutual fund.

NAV=      Total Assets-Liabilities
          ------------------------
          Number of Shares Outstanding

Most Funds' net asset value can generally be found daily in The Wall Street Journal and other newspapers. Newspapers do not normally publish Fund information until a Fund reaches a specific number of shareholders or level of assets.

                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Funds pass their earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. If a Fund makes a capital gain distribution, it is paid once a year. As with any investment, you should consider the tax consequences of an investment in a Fund.

Ordinarily, each Fund declares and pays dividends from its net investment income quarterly. The Funds pay any net capital gains realized as dividends at least annually.

^Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call the Transfer Agent at 800-539-FUND.^

Distributions can be received in one of the following ways:
o REINVESTMENT OPTION. You can have distributions automatically reinvested in additional shares of a Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.
o CASH OPTION. You will be mailed a check no later than 7 days after the pay date.
o INCOME EARNED OPTION. Dividends can be automatically reinvested in the Fund in which you have invested and your capital gains can be paid in cash; or capital gains can be reinvested and dividends paid in cash.
o DIRECTED DIVIDENDS OPTION. You can have distributions automatically reinvested in the same class of shares of another fund of The Victory Group. If distributions from Class A Shares are reinvested in Class A Shares of another fund, you will not pay a sales charge on the reinvested distributions.
o DIRECTED BANK ACCOUNT OPTION. In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a dividend will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

^BUYING A DIVIDEND. You should check a Fund's distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.^

IMPORTANT INFORMATION ABOUT TAXES

Each Fund intends to continue to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

o Ordinary dividends from a Fund are taxable as ordinary income; dividends from a Fund's long-term capital gains are taxable as capital gain.
o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. They may also be subject to state and local taxes.
o Dividends from the Funds that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided on the tax statements you receive from a Fund.
o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
o Tax statements will be mailed from a Fund every January showing the amounts and tax status of distributions made to you.
o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
o You should review the more detailed discussion of federal income tax considerations in the SAI.

THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

                             INVESTING WITH VICTORY

If you are looking for a convenient way to open an account, or to add money to an existing account, Victory can help. This section will describe how to open an account, how to access information on your account, and how to purchase, exchange, and redeem shares of a Fund. We want to make it simple for you to do business with us. The sections that follow will serve as a guide to your investments with Victory. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

These Funds offer only Class A shares. Class A shares have a front-end sales charge of 5.75%.

^All you need to do to get started is to fill out an application.^

                          CALCULATION OF SALES CHARGES

Shares of the Funds are sold at their public offering price, which includes the initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to Investment Professionals are as follows:

^For historical expense information on a Fund, see the "Financial Highlights" in the Fund overview earlier in this Prospectus.^

       ------------------------------- ------------------------ ---------------------- -------------------------
                                            SALES CHARGE            SALES CHARGE          DEALER REALLOWANCE
              YOUR INVESTMENT            AS A % OF OFFERING        AS A % OF YOUR           AS A % OF THE
                                                PRICE                INVESTMENT             OFFERING PRICE
       ------------------------------- ------------------------ ---------------------- -------------------------
       Up to $50,000                            5.75%                   6.10%                   5.00%
       ------------------------------- ------------------------ ---------------------- -------------------------
       $50,000 up to $100,000                   4.50%                   4.71%                   4.00%
       ------------------------------- ------------------------ ---------------------- -------------------------
       $100,000 up to $250,000                  3.50%                   3.63%                   3.00%
       ------------------------------- ------------------------ ---------------------- -------------------------
       $250,000 up to $500,000                  2.50%                   2.56%                   2.00%
       ------------------------------- ------------------------ ---------------------- -------------------------
       $500,000 up to $1,000,000                2.00%                   2.04%                   1.75%
       ------------------------------- ------------------------ ---------------------- -------------------------
       $1,000,000 and above*                    0.00%                   0.00%                     *
       ------------------------------- ------------------------ ---------------------- -------------------------

*There is no initial sales charge on purchases of $1 million or more. However, you will pay a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price if you redeem your shares in the first year after purchase, or at
 .50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is
lower.   There  will  be  no  CDSC  on  reinvested   distributions.   Investment
Professionals may be paid at a rate of up to 1.00% of the purchase price.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

SALES CHARGE REDUCTIONS AND WAIVERS

****There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.****

You may qualify for reduced sales charges in the following cases:

o     A Letter  of  Intent  lets you  purchase  Class A shares  of a Fund over a
      13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.
o Rights of Accumulation allow you to add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.
o You can combine Class A shares of multiple Victory Funds, (excluding money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under 21) for a reduced sales charge at the time of purchase.
o     Waivers for certain investors:
         a. Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers,"* and dealers who have an agreement with the Distributor and any trade organization to which the Adviser or the Administrator belong.
         b.       Investors  who  purchase  shares  for trust or other  advisory accounts established with KeyCorp or its affiliates.
         c.       Investors  who  reinvest  a   distribution   from  a  deferred
                  compensation plan, agency, trust, or custody account that was maintained by KeyBank National Associates and its affiliates, the Victory Group, or invested in a fund of the Victory Group.
         d. Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.
         e. Investment Professionals who purchased Fund shares for fee-based investment products or accounts, selling brokers, and their sales representatives.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to the Victory Group.

                             HOW TO PURCHASE SHARES

*****All you need to do to get started is to fill out an application.*****

Shares can be purchased in a number of different ways. You can send in your investment by check, wire transfer, exchange from another fund of the Victory Group, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by a Fund.

*****MAKE YOUR CHECK PAYABLE TO:
The Victory Funds*****

Keep the following addresses handy for purchases, exchanges, or redemptions:

REGULAR U.S. MAIL ADDRESS:
Send a completed Account Application with your check, bank draft, or money order to:

THE VICTORY FUNDS
P.O. BOX 8527
BOSTON, MA 02266-8527

OVERNIGHT MAIL ADDRESS:
Use the following address ONLY for overnight packages.
         THE VICTORY FUNDS
         C/O BOSTON FINANCIAL DATA SERVICES
         TWO HERITAGE DRIVE
         QUINCY, MA  02171
         PHONE:  800-539-FUND

WIRE ADDRESS:
The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-539-FUND BEFORE wiring funds to obtain a confirmation number.
         STATE STREET BANK AND TRUST CO.
         ABA #011000028
         FOR CREDIT TO DDA ACCOUNT #9905-201-1
         FOR FURTHER CREDIT TO ACCOUNT # (insert account number, name, and confirmation number assigned by the Transfer Agent)

TELEPHONE:
800-539-FUND
800-539-3863

FAX Number: 800-529-2244

Telecommunication Device for the Deaf (TDD):  800-970-5296

ACH. After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic member banks may be used. It takes about 15 days to set up the ACH feature. Currently, the Funds do not charge a fee for ACH transfers.

STATEMENTS AND REPORTS. You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Funds. By January 31 of each year, you will be mailed an IRS form reporting account distributions for the previous year, which also will be filed with the IRS.

SYSTEMATIC INVESTMENT PLAN. To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank account information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest in shares of a Fund.

RETIREMENT PLANS. You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

*****If you would like to make additional investments after your account is already established, use the Investment Stub attached to your statement and send it with your check to the address indicated.*****

All purchases must be made in U.S. Dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order at its sole discretion. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

                             HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. (See the more complete explanation below.)

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-539-FUND. When you exchange shares of the Funds, you should keep the following in mind:

o Shares of the fund selected for exchange must be available for sale in your state of residence.
o The Fund whose shares you would like to exchange and the Fund whose shares you want to buy must offer the exchange privilege.
o Shares of a Fund may be exchanged at relative net asset value. This means that if you own Class A Shares of the Fund, you can only exchange them for Class A Shares of another fund and not pay a sales charge.
o You must meet the minimum purchase requirements for the fund you purchase by exchange.
o The registration and tax identification numbers of the two accounts must be identical.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.
o Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

****You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-539-FUND.****

                              HOW TO REDEEM SHARES

*****There are a number of convenient ways to redeem shares of a Fund. You can use the same mailing addresses listed for purchases. You will earn dividends declared as payable up to and including the date your redemption request is processed.*****

If your request is received and accepted by 4:00 p.m. Eastern Time, your redemption will be processed the same day.

BY TELEPHONE. The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:

o     Mail a check to the address of record;
o     Wire funds to a domestic financial institution;
o     Mail to a previously designated alternate address; or
o     Electronically transfer the funds via ACH.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory nor its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

BY MAIL. Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. A signature guarantee is required for the following redemption requests:

o     Redemptions over $10,000;
o     Your account registration has changed within the last 15 days;
o     The check is not being mailed to the address on your account;
o     The check is not being made payable to the owner of the account; or
o If the redemption proceeds are being transferred to another Victory Fund account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

BY WIRE. If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern Time, your funds will be wired on the next business day.

BY ACH. Normally, your redemption will be processed on the same day or the next day if your instructions are received after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

SYSTEMATIC WITHDRAWAL PLAN. If you check this box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the bank account or address of record. The minimum withdrawal is $25, and you must have an account value of $5,000 or more to begin withdrawals. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your account value falls below $500, we may ask you to bring the account back to the $500 minimum. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

*****We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Funds to service their shareholders. They are paid a fee for their services.*****

ABOUT VICTORY:
Each Fund is a member of The Victory Portfolios, a group of 30 distinct investment portfolios, organized as a Delaware business trust. Some of the Victory Portfolios have been operating continuously since 1983.

The Board of Trustees of Victory has the overall responsibility for the management of the Funds. They are elected by the shareholders.

THE INVESTMENT ADVISER:
One of a Fund's most important contracts is its Advisory Agreement with Key Asset Management Inc. (KAM or the Adviser), a New York Corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. On February 28, 1997, KAM became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp. The Adviser and its affiliates manage approximately $60 billion for a limited number of individual and institutional clients.

The Advisory Agreement allows the Adviser to hire employees of its affiliates. It also allows KAM to choose brokers or dealers to handle the purchase and sales of a Fund's securities. Subject to Board approval, Key Investments, Inc. (KII) and/or Key Clearing Corporation (KCC) may act as clearing broker for the Funds' security transactions in accordance with procedures adopted by the Funds, and receive commissions or fees in connection with its services to the Funds. Both KII and KCC are wholly-owned indirect subsidiaries of KeyCorp and are affiliates of the Adviser.

Prior to February 28, 1997, KeyCorp Mutual Fund Advisers, Inc. was the adviser. Society Asset Management, Inc. (formerly the adviser) was the sub-adviser to each of the Fund's predecessors, the KeyChoice Funds. During the fiscal year ended November 30, 1997, Key Asset Management Inc. was paid an advisory fee at an annual rate based on the average daily net assets of each Fund (after waivers) as follows:


                      Conservative          Moderate            Growth
                     Investor Fund       Investor Fund       Investor Fund
Advisory Fees             .19%               .17%                .20%


                 -----------------------------------------------
                             MANAGEMENT OF THE FUND

                 -----------------------------------------------

                 -----------------------------------------------
                                    TRUSTEES

                        Supervise the Fund's activities.

                 -----------------------------------------------
                                        |
                                        |
                 -----------------------------------------------
                               INVESTMENT ADVISER

                            Key Asset Management Inc.
                                127 Public Square
                               Cleveland, OH 44114

                           Manages the Fund's business
                           and investment activities.

                 -----------------------------------------------


THE ADMINISTRATOR, DISTRIBUTOR, AND FUND ACCOUNTANT:

BISYS Fund Services is the Administrator, Distributor, and Fund Accountant. The Funds pay BISYS a fee as the Administrator at the following annual rate based on each Fund's average daily net assets:

o     .15% for portfolio assets of $300 million and less,
o     .12% for the next $300 million  through $600 million of portfolio  assets;
      and
o     .10% for portfolio assets greater than $600 million.

The Funds do not pay BISYS a fee for its services as Distributor, although BISYS receives the sales charge. Each Fund pays BISYS Fund Services Ohio, Inc. a fee for serving as the Funds' Accountant.

The Distributor may provide sales support, including cash or other compensation to dealers for selling shares of a Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense and not at the expense of a Fund or its shareholders.

SHAREHOLDER SERVICING PLAN:
The Funds have adopted a Shareholder Servicing Plan for each of the Funds. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Funds. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services a Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the appropriate class of shares serviced by the agent. The Funds may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers. The Funds may pay a servicing fee to broker-dealers and others who sponsor "no transaction fee" or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically.

DISTRIBUTION PLAN:
Under Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Funds. The Funds do not currently pay direct expenses under this plan.

INDEPENDENT ACCOUNTANTS:
Coopers & Lybrand L.L.P. serves as independent accountants to the Funds.

LEGAL COUNSEL:
Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Funds.

                                              OTHER COMPANIES THAT PROVIDE
                                                  SERVICES TO THE FUND


                                                 |---------------------|
                                                 |                     |
                                   |-------------|    SHAREHOLDERS     |
                                   |             |                     |
                                   |             |                     |
                                   |              ----------------------
                                   |
                                   |   |----------------------------------------------|
                                   |   |         FINANCIAL SERVICES FIRMS AND         |
                                   |   |         THEIR INVESTMENT PROFESSIONALS       |
                                   |   |                                              |
                                   |   |         Advise current and prospective       |
                                   |   |     shareholders on their fund investments.  |
                                   |   |----------------------------------------------|
                                   |
                                   |   |----------------------------------------------|
                                   |   |        TRANSFER AGENT/SERVICING AGENT        |
                                   ----|      State Street Bank and Trust Company     |
                                       |              225 Franklin Street             |
                                       |               Boston, MA 02110               |
                                       |                                              |
                                       |                                              |
                                       |          Boston Financial Data Services      |
                                       |               Two Heritage Drive             |
                                       |              Quincy, MA 02171                |
                                       |                                              |
                                       |    Handles services such as recordkeeping,   |
                                       |       statements, processing of buy and      |
                                       |   sell requests, distribution of dividends,  |
                                       |  and servicing of shareholder's accounts.    |
                                       |----------------------------------------------|
                                                              |
                                                              |
|-------------------------------------------------|           |              |----------------------------------------------|
|           DISTRIBUTOR, ADMINISTRATOR AND        |           |              |                    CUSTODIAN                 |
|                   FUND ACCOUNTANT               |           |              |                                              |
|                                                 |           |              |                                              |
|                BISYS Fund Services              |           |              |           Key Trust Company of Ohio, NA      |
|                and its affiliates               |           |              |                  127 Public Square           |
|                                                 |           |              |                  Cleveland, OH 44114         |
|                 3435 Stelzer Road               |           |              |                                              |
|                                                 |------------------------- |                                              |
|                Columbus, OH 43219               |                          |                                              |
|                                                 |                          |      Provides for safekeeping of the Funds'  |
|                                                 |                          |        investments and cash, and settles     |
| As Distributor, markets the Fund and distributes|                          |             trades made by the Funds.        |
|   shares through Investment Professionals. As   |                          |                                              |
|   Administrator, handles the day-to day         |                          |                                              |
|   operations of the Funds. As Fund Accountant,  |                          |                                              |
|   calculates the value of shares and keeps      |                          |                                              |
|   certain Fund records.                         |                          |                                              |
|-------------------------------------------------|                          |----------------------------------------------|


                             ADDITIONAL INFORMATION

*****Some additional information you should know about the Funds.*****

o     SHARE CLASSES
The Funds offer only the classes of shares described in this prospectus, but at some future date, the Funds may offer additional classes of shares through a separate prospectus.

The Funds are the successors to the former KeyChoice Funds indicated below:

FORMER KEYFUNDS KEYCHOICE FUND       MERGED TO PRESENT VICTORY LIFECHOICE FUND
KeyChoice Income and Growth Fund     Conservative Investor Fund - Class A Shares
KeyChoice Moderate Growth Fund       Moderate Investor Fund - Class A Shares
KeyChoice Growth Fund                Growth Investor Fund -Class A Shares

On March 6, 1998 shareholders voted to reorganize the above KeyChoice Funds into Class A shares of the Victory LifeChoice Funds.

o     YOUR RIGHTS AS A SHAREHOLDER
All shareholders have equal voting, liquidation, and other rights. As a shareholder of a Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of a Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

*****If you would like to receive additional copies of any materials, please call the Funds at 800-539-FUND.*****

o     CODE OF ETHICS
Victory and the Advisers have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform.
Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

BANKING LAWS
Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian, or shareholder servicing agent. They also may purchase shares of such a company for their customers and pay third parties for performing these functions. Should these laws change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

SHAREHOLDER COMMUNICATIONS
You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from each Fund. In addition, you will also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of the above communications.

*****The securities described in this prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this prospectus and the SAI.*****

                    OTHER SECURITIES AND INVESTMENT PRACTICES

For temporary defensive purposes or short-term cash needs, each Fund may hold up to 100% of its total assets in cash or short-term money market instruments. For more information on ratings and detailed descriptions of each of the above investment vehicles, see the SAI.

The following table lists some of the types of securities each of the Victory Funds may choose to purchase under normal market conditions.

%   Percent of TOTAL assets
#   No limitation of usage; Fund may be using currently.
-> Indicates a "derivative security," whose value is linked to, or derived from another security, instrument, or index.

------------------------------------------------------------------------------------------------------------------
                                             VALUE FUND    DIVERSIFIED   GROWTH FUND     SPECIAL       SPECIAL
       LIST OF ALLOWABLE INVESTMENTS                       STOCK FUND                  VALUE FUND    GROWTH FUND
         AND INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------
U.S. EQUITY SECURITIES.  Can include           80-100%       80-100%       80-100%       80-100%       65-100%
common stock, preferred stock, and
convertible preferred stock of U.S.
corporations.
------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES OF COMPANIES TRADED ON        none          none          none          none          none
FOREIGN EXCHANGES.  Can include common
stock and securities and securities
convertible into stock of non-U.S.
corporation
------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES OF COMPANIES TRADED ON         10%           10%           5%             5%           5%
U.S. EXCHANGES.  Can include common stock,
preferred stock, and convertible preferred
stock of non-U.S. corporations.  Also may
include American Depositary Receipts
(ADRs) and Global Depositary Receipts
(GDRs).
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES.  Corporate                *             *             *             *             *
securities (usually preferred stocks or
bonds) that are exchangeable for a set
number of another form (usually common
stock) at a set price and date.  May
include "junk bonds," or lower-rated debt
securities.*
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK.  A class of stock that         none           20%           20%           20%           20%
pays dividends at a specific rate and that
has preference over common stock in the
payment of  dividends and the liquidation
of assets.
------------------------------------------------------------------------------------------------------------------
U.S. CORPORATE DEBT OBLIGATIONS.  Debt           20%           20%           20%           20%           35%
instruments issued by U.S. public
corporations.  They may be secured or
unsecured.
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES. Securities           20%           20%           20%           20%           35%
issued or guaranteed by the U.S.
government, its agencies, or
instrumentalities.  Some are direct
obligations of the U.S. Treasury; others
are obligations only of the U.S. agency.
------------------------------------------------------------------------------------------------------------------
SHORT-TERM DEBT OBLIGATIONS.  Including          20%           20%           20%           20%           35%
bankers' acceptances, certificates of
deposit, prime quality commercial paper,
Eurodollar obligations, variable and
floating rate notes, cash, and cash
equivalents.
------------------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES.  Debt securities        none          none          none          none          none
of foreign issuers including international
bonds traded in the United States and
abroad.
------------------------------------------------------------------------------------------------------------------
->WARRANTS.  The right to purchase an             10%           10%           10%           10%           10%
equity security at a stated price for a
limited period of time.
------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED-DELIVERY                33-1/3%       33-1/3%       33-1/3%       33-1/3%       33-1/3%
SECURITIES. A security that is purchased
for delivery at a later time.  The market
value may change before the delivery date,
and the value is included in the NAV of
the Fund.
------------------------------------------------------------------------------------------------------------------
->RECEIPTS.  Separately traded interest or        20%           20%           20%           20%           20%
principal components of U.S. Government
securities.
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS.  An agreement to           20%           20%           20%         33-1/3%         35%
sell and purchase a security at a stated
price plus interest.  The seller's
obligation to the Funds is secured by
collateral.  Subject to the receipt of an
exemptive order from the SEC, the Adviser
may combine repurchase transactions among
one or more Victory funds into a single
transaction.
------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES.  Investments that         15% of net    15% of net    15% of net    15% of net    15% of net
cannot be sold readily within seven days       assets        assets        assets        assets        assets
in the  usual  course of  business  at
approximately the price at which a Fund
values them, including forward contracts*
to hedge currency risk. (*Only the
International Growth Fund may use
forward contracts this way.)
------------------------------------------------------------------------------------------------------------------

*  Included in limit for U.S. Equity Services.

-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL   REAL ESTATE   CONVERTIBLE   GOVERNMENT    INVESTMENT     FUND FOR    INTERMEDIATE  LIMITED TERM    FINANCIAL
 GROWTH FUND    INVESTMENT    SECURITIES   MORTGAGE FUND QUALITY BOND     INCOME      INCOME FUND   INCOME FUND  RESERVES FUND
                   FUND          FUND                        FUND
-------------------------------------------------------------------------------------------------------------------------------
     none         80-100%         35%           n/a           n/a           n/a           n/a           n/a           n/a

-------------------------------------------------------------------------------------------------------------------------------
   65-100%         none          none           n/a           n/a           n/a           n/a           n/a           n/a

-------------------------------------------------------------------------------------------------------------------------------
   65-100%          5%            10%           n/a           n/a           n/a           n/a           n/a           n/a

-------------------------------------------------------------------------------------------------------------------------------
     none            *          65-100%         20%            #            35%            #             #            n/a

-------------------------------------------------------------------------------------------------------------------------------
     35%            20%          none          none           20%          none           20%           20%           n/a

-------------------------------------------------------------------------------------------------------------------------------
     35%           none           35%           20%            #             #             #             #            n/a

-------------------------------------------------------------------------------------------------------------------------------
     35%            20%           35%            #             #             #             #             #             #

-------------------------------------------------------------------------------------------------------------------------------
     35%            20%           35%           20%           35%           35%           35%            #             #
                                            (commercial
                                            paper only)

-------------------------------------------------------------------------------------------------------------------------------
     20%           none           10%          none           20%          none           20%           20%           n/a

-------------------------------------------------------------------------------------------------------------------------------
     10%            10%       5%; 2% NYSE       n/a           n/a           n/a           n/a           n/a           n/a
                                or ASE
-------------------------------------------------------------------------------------------------------------------------------
   33-1/3%        33-1/3%       33-1/3%       33-1/3%       33-1/3%       33-1/3%       33-1/3%       33-1/3%       33-1/3%

-------------------------------------------------------------------------------------------------------------------------------
     20%            20%          none           20%           20%          none           20%           20%            #

-------------------------------------------------------------------------------------------------------------------------------
     35%            20%           10%           20%           35%           35%           35%           35%            #


-------------------------------------------------------------------------------------------------------------------------------
15% of net        15% of net    15 of net     15% of net    15% of net    15% of net    15% of net    15% of net     10% of net
assets            assets        assets        assets        assets        assets        assets        assets         assets

-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                VALUE      DIVERSIFIED   GROWTH FUND     SPECIAL       SPECIAL
       LIST OF ALLOWABLE INVESTMENTS            FUND       STOCK FUND                  VALUE FUND    GROWTH FUND
     AND INVESTMENT PRACTICES IN FUNDS
------------------------------------------------------------------------------------------------------------------
->FUTURES CONTRACTS AND OPTIONS ON FUTURES      5% in         5% in         5% in         5% in         5% in
CONTRACTS.  Contracts involving the right    margins or    margins or    margins or    margins or    margins or
or obligation to deliver or receive assets    premiums;     premiums;     premiums;     premiums;     premiums;
or money depending on the performance of       33-1/3%       33-1/3%       33-1/3%       33-1/3%       33-1/3%
one or more assets or an economic index.     subject to    subject to    subject to    subject to    subject to
To reduce the effects of leverage, liquid    futures or    futures or    futures or    futures or    futures or
assets equal to the contract commitment      options on    options on    options on    options on    options on
are set aside to cover the commitment          futures       futures       futures       futures       futures
limit.  The Funds may invest in futures in
an effort to hedge against market risk and
to establish equity and bond market
exposure when a cash contribution is
received in a new or an existing account
(in this strategy, as individual stocks
and bonds are purchased, the futures
contracts are sold).
------------------------------------------------------------------------------------------------------------------
->OPTIONS.  A Fund may write, or sell, a        25% in       25% in        25% in        25% in      25% in covered
covered call option on a security that it      covered       covered       covered       covered     call options and
owns or on an index to hedge its position       calls         calls         calls         calls      5% in call or
or generate additional income.  The                                                                  put options
Special Growth Fund may purchase call
options, purchase put options, write put
options, or write uncovered call options
------------------------------------------------------------------------------------------------------------------
TAX, REVENUE, AND BOND ANTICIPATION               n/a          n/a           n/a           n/a            n/a
NOTES.  Issued in expectation of future
revenues.  Only purchased when their
yields are competitive with taxable
obligations.
------------------------------------------------------------------------------------------------------------------
LOWER-RATED DEBT SECURITIES.  Sometimes           n/a          n/a           n/a           n/a            n/a
called "Junk Bonds" these securities have
lower ratings by the NRSROs and are of a
speculative nature.
------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES.  Shares of        5%            5%            5%            5%            5%
other mutual funds with similar investment       3%            3%            3%            3%            3%
objectives, including shares of Victory          10%           10%           10%           10%           10%
money market funds (whose advisory fees
are waived).  The following limitations
apply:  (1) No more than 5% of the Fund's
total assets may be invested in one mutual
fund, (2) a Fund may not own more than 3%
of the securities of any one mutual fund,
and (3) No more than 10% of the Fund's
total assets in combined mutual fund
holdings.
------------------------------------------------------------------------------------------------------------------
BORROWING, REVERSE REPURCHASE AGREEMENTS.        5%            5%            5%            5%            5%
The borrowing of money from banks or           33-1/3%       33-1/3%       33-1/3%       33-1/3%       33-1/3%
through reverse repurchase agreements.
The Funds will not use borrowing to create
leverage.
------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING.  To generate               33-1/3%       33-1/3%       33-1/3%       33-1/3%       33-1/3%
additional income, a Fund may lend its
portfolio securities.  A Fund will receive
collateral for the value of the security
plus any interest due. A Fund only will
enter into loan  arrangements  with entities
that the Adviser has determined are creditworthy.
Subject to the receipt of an  exemptive  order
from the SEC,  Key Trust Company of Ohio,  N.A.,
the Funds' Custodian and lending agent, may earn
a fee based on the amount of income earned on the
investment of collateral.
------------------------------------------------------------------------------------------------------------------
DOLLAR  WEIGHTED  EFFECTIVE  AVERAGE  MATURITY.    n/a          n/a           n/a           n/a            n/a
Based on the  value of a Fund's investments  in
securities with  different  maturity  dates.
Longer term debt securities are more volatile
because their values change with interest rate
changes.  Therefore, the NAV of the Fund tends
to fluctuate more when its dollar weighted
effective average maturity is longer.
------------------------------------------------------------------------------------------------------------------


                                      -34-


--------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL  REAL ESTATE   CONVERTIBLE    GOVERNMENT    INVESTMENT     FUND FOR    INTERMEDIATE  LIMITED TERM   FINANCIAL
  GROWTH FUND    INVESTMENT    SECURITIES  MORTGAGE FUND  QUALITY BOND     INCOME     INCOME FUND   INCOME FUND  RESERVES FUND
                    FUND          FUND                        FUND
--------------------------------------------------------------------------------------------------------------------------------
 5% in margins  5% in margins 5% in margins 5% in margins 5% in margins      none     5% in margins 5% in margins      n/a
 or premiums;   or premiums;  or premiums;  or premiums;  or premiums;                or premiums;  or premiums;
    33-1/3%      33-1/3%         33-1/3%       33-1/3%       33-1/3%                     33-1/3%       33-1/3%
  subject to    subject to     subject to    subject to    subject to                  subject to    subject to
  futures or    futures or     futures or    futures or    futures or                  futures or    futures or
  options on    options on     options on    options on    options on                  options on    options on
    futures      futures        futures       futures       futures                     futures       futures

--------------------------------------------------------------------------------------------------------------------------------
 25% in covered    25% in     write covered     n/a           na/             n/a          n/a          n/a            n/a
     calls        covered      calls 25%;
                   calls       purchase
                               calls 20%

--------------------------------------------------------------------------------------------------------------------------------
    n/a             n/a            n/a           20%            #            35%            #             #            None

--------------------------------------------------------------------------------------------------------------------------------
    n/a             n/a            35%           n/a           n/a           n/a           n/a           n/a           n/a
--------------------------------------------------------------------------------------------------------------------------------
      5%             5%             5%           5%            5%            5%            5%            5%            5%
      3%             3%             3%           3%            3%            3%            3%            3%            3%
      10%            10%            10%          10%           10%           10%           10%           10%           10%

--------------------------------------------------------------------------------------------------------------------------------
      5%             5%           33-1/3%        5%            5%            5%            5%            5%            5%
    33-1/3%       33-1/3%                      33-1/3%       33-1/3%                     33-1/3%       33-1/3%       33-1/3%

--------------------------------------------------------------------------------------------------------------------------------
    33-1/3%       33-1/3%           10%        33-1/3%       33-1/3%         none        33-1/3%       33-1/3%       33-1/3%
--------------------------------------------------------------------------------------------------------------------------------
     n/a             n/a            n/a        less than                   less than
                                               12 years     5-15 years     10 years      3-10 years    1-5 years    90 days or
                                                                                                                      less
--------------------------------------------------------------------------------------------------------------------------------

*included in limit for U.S. Equity Securities

For temporary defensive purposes or short-term cash needs, each Fund may hold up to 100% of its total assets in cash or short-term money market instruments. For more information on ratings and detailed descriptions of each of the above investment vehicles, see the SAI.

                               VICTORY PORTFOLIOS



                           CONVERTIBLE SECURITIES FUND


                            FEDERAL MONEY MARKET FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 23, 1998


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus of The Victory Portfolios for Convertible Securities Fund and the prospectus for Federal Money Market Fund, (formerly the Key Mutual Funds ("KeyFunds"), each dated March 23, 1998, as supplemented from time to time. This SAI is incorporated by reference in its entirety into the prospectus for Convertible Securities Fund and the prospectus for Federal Money Market Fund. Copies of the prospectuses may be obtained by writing to The Victory Portfolios at P.O. Box 8527, Boston, MA 02266-8527, or by calling toll-free 800-539-FUND or 800-539-3863.



INVESTMENT ADVISER AND SUB-ADMINISTRATOR:
Key Asset Management Inc.

ADMINISTRATOR AND DISTRIBUTOR:
BISYS Fund Services

TRANSFER AGENT:
State Street Bank and Trust Company

SERVICING AGENT AND DIVIDEND DISBURSING AGENT:
Boston Financial Data Services, Inc.

CUSTODIAN:
Key Trust Company of Ohio, N.A.

INDEPENDENT ACCOUNTANT:
Coopers & Lybrand L.L.P.

COUNSEL:
Kramer, Levin, Naftalis & Frankel

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES                                           3
  Additional Information on Fund Investments                                 4

INVESTMENT RESTRICTIONS                                                     16
PORTFOLIO TURNOVER                                                          19
   Convertible Securities Fund                                              19
   Federal Money Market Fund                                                19
MANAGEMENT OF THE FUNDS                                                     20
  Trustees and Officers                                                     20
SECURITY HOLDERS                                                            23
THE INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADMINISTRATOR                 24

EXPENSES, DISTRIBUTOR, DISTRIBUTION PLAN AND

  SHAREHOLDER SERVICING PLAN                                                28
CUSTODIAN, TRANSFER AGENT, SERVICING AGENT AND
  DIVIDEND DISBURSING AGENT                                                 30
PERFORMANCE INFORMATION                                                     31
  Federal Money Market Fund                                                 31
  Convertible Securities Fund                                               31
PORTFOLIO TRANSACTIONS AND BROKERAGE                                        35
PURCHASE, REDEMPTION AND PRICING                                            37
FEDERAL INCOME TAXES                                                        38
ADDITIONAL INFORMATION                                                      43
INDEPENDENT ACCOUNTANTS AND REPORTS                                         44
COUNSEL                                                                     44
APPENDIX                                                                    45

                       INVESTMENT OBJECTIVES AND POLICIES


         The Victory Portfolios ("Victory Portfolios" or the "Company"), is an open-end management investment company. The Victory Portfolios consist of 30 different portfolios, two of which (each a "Fund" and collectively the "Funds") are described in this SAI. On March 6, 1998, shareholders voted to reorganize the Funds described in this SAI into The Victory Portfolios. The assets of the Key Money Market Mutual Fund were merged into the newly-created Investor Shares of the Victory Federal Money Market Fund and began operations on March 23, 1998. In addition, the Select Shares were created. The assets of the SBSF Convertible Securities Fund will be merged into the newly created Class A Shares of the Victory Convertible Securities Fund and began operations on March 23, 1998. Prior to December 1995, Key Mutual Funds operated under its corporate name "SBSF Funds, Inc." In December 1995, the Trust began operating under the name "Key Mutual Funds." Each Fund is a separately managed, diversified mutual fund with its own investment objective and policies. The two Funds and their investment objectives are:

         Convertible Securities Fund -- its investment objective is to seek a high level of current income together with long-term capital appreciation. The Convertible Securities Fund will invest at least 65% of its total assets in convertible bonds, corporate notes, convertible preferred stocks, and other securities convertible into common stock.

         Federal Money Market Fund -- its investment objective is to provide high current income to the extent consistent with preservation of capital. The Federal Money Market Fund invests only in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, as well as repurchase agreements collateralized by these securities.

CONVERTIBLE SECURITIES FUND

         The investment objective of the Convertible Securities Fund is to seek a high level of current income together with long-term capital appreciation. It is a fundamental policy of the Convertible Securities Fund that it will invest at least 65% of its total assets (except when maintaining a temporary defensive position) in convertible securities. The Convertible Securities Fund is not required to sell securities for the purpose of assuring that at least 65% of its total assets are invested in convertible securities if a market decline should cause this threshold to be breached. The balance of the Convertible Securities Fund's assets may be invested in other securities which, in the aggregate, are considered to be consistent with the Fund's investment objective. A decision to maintain a temporary defensive position will depend on the Adviser's outlook for interest rates and fixed income and equity securities, and when such a position is adopted there can be no assurance that the Fund's investment objective will be achieved.

ADDITIONAL INFORMATION ON FUND INVESTMENTS

         CONVERTIBLE SECURITIES. A convertible security is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

         SECURITIES LENDING. The Convertible Securities Fund may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions, and institutional borrowers of securities. The Funds will limit their securities lending to 33-1/3% of total assets.


         Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of Key Asset Management Inc. ("KAM" or the "Adviser"), serves as the lending agent pursuant to a Securities Lending Agency Agreement (the "Lending Agreement") for the Fund.


         Under the guidelines established by the Board of Trustees (which may be changed from time to time), Key Trust must maintain the loan collateral at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund will not lend portfolio securities in excess of the amounts specified in its prospectus. The Fund will not lend its portfolio securities to any officer, director, Trustee, employee, or affiliate of the Victory Funds, KAM, or the Distributor.

         The Fund must initially receive a minimum of 102% collateral in the form of cash or U.S. Government obligations to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. This is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. The Fund remains the owner of the securities during the term of the loan.

         When portfolio securities are the subject of a loan, the borrower will pay the Fund any dividends or interest paid on the loaned securities plus any interest negotiated between the borrower and the seller. Key Trust, on behalf of the Fund, may terminate a particular loan at any time. While the Fund will not have the right to vote securities on loan, the Adviser intends to direct Key Trust to terminate the loan and regain the right to vote if the issue to be voted on is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which KAM has determined are creditworthy under the guidelines established by the Trustees, and when, in KAM's judgment, the potential returns justify the attendant risks.

         For the services provided under the Lending Agreement, Key Trust receives a transaction-based fee. The Victory Portfolios, Key Trust and certain affiliates have applied to the SEC for an order that would exempt them from various provisions of the Investment Company Act of 1940 that, among other things, would enable Key Trust: (a) to receive compensation based on a percentage of the income earned on the investment of the collateral received for each loan and (b) to invest the collateral in a joint account for the administrative convenience and economic benefit of the Funds and other affiliated investment companies.

         LOWER-RATED SECURITIES. The Convertible Securities Fund will purchase convertible securities which may or may not be rated by a nationally recognized statistical rating organization ("NRSRO"). When purchasing rated securities, the Convertible Securities Fund may make substantial investments in securities rated Baa, Ba, B or Caa by Moody's Investor Services, Inc. ("Moody's") and BBB, BB, B or CCC by Standard & Poor's Corporation ("S&P") (see the description of the rating systems contained in Appendix A to the SAI). Securities rated below investment grade are sometimes referred as to "high yield" securities or "junk bonds."

         The medium to lower-rated and unrated securities in which the Convertible Securities Fund may invest tend to offer higher yields than higher-rated securities with the same maturities because the financial condition of the issuers of such securities may not be as strong as that of issuers of higher- rated securities. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities.

         Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of high quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of
its  investments  in  high  yield  securities,   be  more
dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically in cash.

         The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

         The use of credit ratings as a method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Adviser deems it to be in the best interests of the Fund.

         These risks are heightened with respect to lower rated securities. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

         The Fund is not restricted from investing in the lower- rated categories of securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements which will enable a company to service its debt with a wider margin of company to service its debt with a wiser margin of comfort than anticipate by rating agencies. Such strengths or improvements, such as growing market share or improved cost structure or margins, result in strong or improving cash flow. Superior management also can improve the value of assets within a company also can improve the value of assets within a company. Thus, a company can build financial flexibility, enabling it to reduce its leverage or otherwise reduce financial risk at will.

         SYNTHETIC SECURITIES. The Convertible Securities Fund also may invest in "synthetic convertibles". A synthetic convertible is create by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the
right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

         A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

         VARIABLE AND FLOATING RATE NOTES. A Variable Rate Note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A Floating Rate Note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated Variable and Floating Rate Notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Trustees, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular Variable or Floating Rate Note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a Variable or Floating Rate Note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or Floating Rate Notes may be secured by bank letters of credit. Normally, the Convertible Securities Fund will only use Step-Up Notes.

         Variable or Floating Rate Notes may have maturities of more than one year, as follows:

1. A Variable or Floating Rate Note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A Variable or Floating Rate Note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A Variable or Floating Rate Note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A Variable or Floating Rate Note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

         REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreement transactions with broker/dealers and banks which are selected by the Adviser in accordance with procedures approved by the Board of Trustees. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. With respect to repurchase agreement transactions entered into by the Convertible Securities
Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon, and bonds, notes, debentures or any other obligations or securities in which the Fund may invest. The Funds' repurchase agreements require that at all times while a repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price.

         With respect to repurchase agreement transactions entered into by the Convertible Securities Fund, the maturities of the obligations securing such transactions may be more than one year. However, the term of each repurchase agreement entered into by such Funds will always be less than one year. The Funds' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of the Adviser, the risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Funds may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest it expected to receive in respect of the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Funds will not enter into repurchase agreements with maturities of more than 7 days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 10% of their respective total assets would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

         U.  S.  GOVERNMENT   OBLIGATIONS.   U.S.  Government   Obligations  are
obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         RESTRICTED SECURITIES. As the prospectus provides, the Convertible Securities Fund may purchase up to 15% of its total assets in restricted securities that generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         REVERSE REPURCHASE AGREEMENTS. The Convertible Securities Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided that the total amount of all borrowings by the Fund does not exceed 5% of the Fund's total assets at the time when the loan is made. Pursuant to such an agreement, the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In such an event, the Fund could suffer a loss upon repurchase of the securities. Reverse repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be borrowing by a Fund under the Investment Company Act of 1940, as amended ("1940 Act").

         WHEN ISSUED SECURITIES. The Convertible Securities Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase when issued securities for speculative purposes, but only in furtherance of its investment objective.

         DELAYED DELIVERY TRANSACTIONS. The Convertible Securities Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed delivery transactions.

         When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

         The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

         FOREIGN SECURITIES. Securities of foreign issuers may, in the opinion of the Adviser, present attractive investment opportunities, and the Convertible Securities Fund may invest up to 5% of its total assets in such securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization or expropriation of issuers. Such foreign securities may also be subject to withholding and other taxes imposed by foreign governments.

         FUTURES CONTRACTS. The Convertible Securities Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"), a U.S. Government agency.

         The Convertible Securities Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Convertible Securities Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Convertible Securities Fund expects to earn interest income on its margin deposits.

         When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Convertible Securities Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Convertible Securities Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Convertible Securities Fund than might later be available in the market when it effects anticipated purchases.

         The Convertible Securities Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

         The Convertible Securities Fund's ability to use futures trading effectively depends on several factors. First, it is possible that there will not be a perfect price correlation between a futures contract and its underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Convertible Securities Fund could lose more than the original margin deposit required to initiate a futures transaction.

         Futures transactions involve brokerage costs and require the Convertible Securities Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Convertible Securities Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Convertible Securities Fund had not entered into any futures transactions. In addition, the value of the Convertible Securities Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Convertible Securities Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Convertible Securities Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes or as a substitute for the underlying securities to gain market exposure to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Convertible Securities Fund's total assets. In addition, the Convertible Securities Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Convertible Securities Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Convertible Securities Fund's qualification as a regulated investment company.

         The Victory Portfolios have undertaken to restrict their futures contract trading as follows: first, the Victory Portfolios will not engage in transactions in futures contracts for speculative purposes; second, the Victory Portfolios will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Victory Portfolios will disclose to all prospective shareholders the purpose of and limitations on its funds' commodity futures trading; fourth, the Victory Portfolios will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

         In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Convertible Securities Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Convertible Securities Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Convertible Securities Fund "covers" a long position. For example, instead of segregating assets, the Convertible Securities Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Convertible Securities Fund. In addition, where the Convertible Securities Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where a fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Convertible Securities Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a fund.

         In addition, the extent to which the Convertible Securities Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and the Convertible Securities Fund's intention to qualify as such.

         RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Convertible Securities Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Convertible Securities Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A fund will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Convertible Securities Fund are only for hedging purposes, the Adviser does not believe that the Convertible Securities Fund is subject to the risks of loss frequently associated with futures transactions. The Convertible Securities Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         Use of futures transactions by the Convertible Securities Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Convertible Securities Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Convertible Securities Fund of margin deposits in the event of bankruptcy of a broker with whom the Convertible Securities Fund has open positions in a futures contract or related option.

         CALL OPTIONS. The Convertible Securities Fund may purchase and write (i.e., sell) call options that are traded on U.S. securities exchanges. Exchanges on which call options are traded include the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. Generally, a call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. Brokerage commissions on call options transactions are generally higher than those for exchange transactions in listed common stocks.

         Generally, a call option is "covered" if the Fund which writes it owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund which writes it holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at the time a Fund desires to do so.

         Effecting a closing transaction in the case of a written call option will permit the Fund which wrote it to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option it will effect a closing transaction prior to or concurrent with the sale of the security. If a Fund is unable to effect a closing purchase transaction and is otherwise unable to keep the option that it has written covered, as described above, the Fund will be unable to dispose of the underlying security and engage in the foregoing transactions.

         A gain from a closing transaction will be realized if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a loss will be realized from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         The Convertible Securities Fund may write call options only if they are covered, and the options must remain covered so long as the Fund is obligated as a writer.

         RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. The purchase and writing of call options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, the writer has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a call option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be nable to close out a position.

         WARRANTS. Warrants are securities that give the Convertible Securities Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. The Convertible Securities Fund will only use attached warrants.

         The investment policies of the Funds set forth above may be changed or altered by the Board of Trustees of the Funds, except to the extent set forth under "Investment Restrictions."

                             INVESTMENT RESTRICTIONS

         The following investment restrictions are considered to be fundamental policies of each of the Funds and may only be changed if approved by the holders of a majority of the outstanding voting securities of the affected Fund. Under the 1940 Act, such approval requires the affirmative vote, at a meeting of shareholders of a Fund, of (i) at least 67% of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

EACH OF THE FUNDS WILL NOT:

     1. As to 75% of their respective total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. Government, its agencies or its instrumentalities.

     2. Invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Funds from voting proxies in their discretion.

     3. Lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section, "Securities Lending." The Funds will not lend any other assets except as a special investment method. See "Investment Objectives and Policies" herein and "Investment Objectives" in the Prospectus.

     4. Borrow money, except that (a) each Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) each Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

     5.   Purchase securities on margin or sell securities short.

     6.   Act as an underwriter of securities issued by others.

     7. Purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

     8. Purchase or hold any real estate, including real estate limited partnerships, except that the Funds may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein. The Funds will not deal in commodities or commodity contracts.

     9. Purchase securities if such purchase would cause more than 25% of any of the Funds' total assets to be invested in the securities of issuers in any one industry, provided however that the Federal Money Market Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities or U.S. bank obligations. The Federal Money Market Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

     10. Make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of the total assets of any of the Funds would be subject to such loans.

     11. Invest more than 15% of any of the Convertibles Securities Funds' net assets or more than 10% of the Federal Money Market Fund's net assets in (i) securities restricted as to disposition under the Federal securities laws, (ii) securities as to which there are no readily available market quotations, or (iii) repurchase agreements with a maturity in excess of 7 days.

         In addition to the foregoing fundamental investment restrictions which may be changed only with shareholder approval, each Fund has adopted the following non-fundamental investment restrictions which may be changed at any time by the Board of Trustees provided that such change does not conflict with any fundamental policy of the Funds.

EACH OF THE FUNDS WILL NOT:

     1. With respect to 75% of a Fund's total assets, purchase the securities of any one issuer (except in securities of the United States Government, its agencies or its instrumentalities) if as a result (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Rule 2a-7 of the 1940 Act permits the Federal Money Market Fund to invest up to 25% of its total assets in securities of a single issuer for a period of up to three days.

     2. Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

     3. Pledge or hypothecate any of the Fund's assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

     4. Purchase or retain the securities of any issuer if those officers and Trustees of the Funds, or of its Investment Adviser, who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer.

     5. Invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange. The Federal Money Market Fund will not invest in foreign securities.


     6. Invest more than 5% of their total assets in the securities of any one investment company, own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in other investment companies.

     7. Purchase securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or
          Section 12(d)(1)(F) of the Investment Company Act of 1940.

     8.   Federal Money  Market Fund will not:
          a.  lend portfolio securities
          b.  borrow money
          c.  invest in shares of other investment companies.

         With respect to those investment restrictions involving percentages, if a percentage restriction is complied with at the time of initial investment, a subsequent increase or decrease in that percentage resulting from a change in the value of portfolio securities or total net assets will not constitute a violation of the investment restriction.

                               PORTFOLIO TURNOVER

CONVERTIBLE SECURITIES FUND


         Purchases and sales of securities are made at such times as the Adviser deems to be in the best interest of the Funds' shareholders without regard to the rate of portfolio turnover, about which there are no restrictions. From time to time, the Funds may trade in securities for the short term. It is anticipated that the annual portfolio turnover rate of the Convertible Securities Fund will not exceed 75%. In any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. Since turnover is a function of market opportunity, it cannot be determined whether portfolio turnover will change significantly during the year ending October 31, 1998. Portfolio turnover rate is, generally, the percentage computed by dividing the lesser of purchases or sales by the average value of the portfolio. High portfolio turnover involves correspondingly higher brokerage commission expenses which are borne directly by the Funds. In addition, the effect of engaging in options transactions may be to increase portfolio turnover, and, consequently, associated expenses of the relevant Fund. The portfolio turnover rates for the Funds are set forth in the Prospectus under "Financial Information Summary."


FEDERAL MONEY MARKET FUND

         The Federal Money Market Fund's policy of investing only in securities with remaining maturities of 397 days or less (with certain exceptions) will result in a higher portfolio turnover rate than the Convertible Securities Fund. Since brokerage commissions are not normally paid on investments which the Federal Money Market Fund makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

         Officers and employees of the Adviser are not permitted to serve as officers or Trustees of the Trust due to certain regulatory restrictions imposed on banking organizations and their subsidiaries. The persons who have been elected to serve as officers and Trustees of the Trust, their position with the Trust and their principal occupations during the last five years are set forth below:

                                   Position(s) Held
                                   With the Victory               Principal Occupation
Name, Address and Age              Portfolios                     During Past 5 Years
---------------------              ----------                     -------------------

Roger Noall,* 62                   Chairman and Trustee           From  1996  to   present,
c/o Brighton Apt. 1603                                            Executive   of   KeyCorp;
8231 Bay Colony Drive                                             from    1995   to   1996,
Naples, Florida  34108                                            General    Counsel    and
                                                                  Secretary   of   KeyCorp;
                                                                  from 1994 to 1996, Senior
                                                                  Executive  Vice President
                                                                  and Chief  Administrative
                                                                  Officer of KeyCorp;  from
                                                                  1985   to   1994,    Vice
                                                                  Chairman of the Board and
                                                                  Chief      Administrative
                                                                  Officer     of    Society
                                                                  Corporation (now known as
                                                                  KeyCorp).

Leigh A. Wilson,** 53
New Century Care, Inc.             President and Trustee          From  1989  to   present,
53 Sylvan Road North                                              Chairman     and    Chief
Westport, CT  06880                                               Executive        Officer,
                                                                  New  Century  Care,  Inc.
                                                                  (Merchant   bank);  from
                                                                  1995     to     present,
                                                                  Principal     of     New
                                                                  Century  Living,   Inc.;
                                                                  from  1989  to  present,
                                                                  Director of Chimney Rock
                                                                  Vineyard   and   Chimney
                                                                  Rock Winery;   President
                                                                  and Director, Key Mutual
                                                                  Funds.

Edward P. Campbell, 48             Trustee                        From   October   1997  to
Nordson Corporation                                               present,   President  and
28601 Clemens Road                                                Chief  Executive  Officer
Westlake, OH  44145                                               of  Nordson   Corporation
                                                                  (manufacturer          of
                                                                  application   equipment);
                                                                  July   1996  to   October
                                                                  1997, President and Chief
                                                                  Operating    Officer   of
                                                                  Nordson Corporation; from
                                                                  March  1994 to July 1996,
                                                                  Execitive  Vice President
                                                                  and    Chief    Operating
                                                                  Officer     of    Nordson
                                                                  Corporation;   from   May
                                                                  1988 to March 1994,  Vice
                                                                  President    of   Nordson
                                                                  Corporation; from 1987 to
                                                                  December 1994,  member of
                                                                  the Supervisory Committee
                                                                  of  Society's  Collective
                                                                  Investment     Retirement
                                                                  Fund;  from  May  1991 to
                                                                  August   1994,   Trustee,
                                                                  Financial  Reserves  Fund
                                                                  and   from  May  1993  to
                                                                  August   1994,   Trustee,
                                                                  Ohio   Municipal    Money
                                                                  Market  Fund.  Currently,
                                                                  Director  of  Key  Mutual
                                                                  Funds  and   Director  of
                                                                  Nordson Corporation.


-----------------
*    Mr.  Noall is an  "interested  person"  and an  "affiliated  person" of the
     Company.

** Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.


                                      -20-



                                   Position(s) Held
                                   With the Victory               Principal Occupation
Name, Address and Age              Portfolios                     During Past 5 Years
---------------------              ----------                     -------------------

Robert G. Brown, 74                Trustee                        Executive  Vice President
8650 S. Ocean Drive                                               Easton   Corporiation   -
Singer Island                                                     Retired.   From   October
Jensen Beach,  FL  34957                                          1983  to  November  1990,
                                                                  Founder  and   President,
                                                                  Cleveland        Advanced
                                                                  Manufacturing    Program,
                                                                  Inc.  Serves  on Board of
                                                                  Directors  of CAMP,  Inc.
                                                                  (non-profit   corporation
                                                                  engaged    in    regional
                                                                  economic development).


Dr. Harry Gazelle, 70              Trustee                        Retired radiologist, Drs.
17822 Lake Road                                                   Hill      and      Thomas
Lakewood,  OH  44107                                              Corporation.


Eugene J. McDonald, 65             Trustee                        From  1990  to   present,
Duke Management Company                                           Executive  Vice President
2200 West Main Street,                                            and   Chief    Investment
Suite 1000                                                        Officer     for     Asset
Durham, N.C.  27705                                               Management     of    Duke
                                                                  University  and President
                                                                  and     CEO    of    Duke
                                                                  Management       Company;
                                                                  Director of CCB Financial
                                                                  Corporation,  Flag  Group
                                                                  of Mutual Funds, DP  Mann
                                                                  Holdings,    Key   Mutual
                                                                  Funds,  Greater  Triangle
                                                                  Community Foundation, and
                                                                  NC    Bar     Association
                                                                  Investment Committee.

Dr. Thomas F. Morrissey, 64        Trustee                        1995  Visiting   Scholar,
Weatherhead School of                                             Bond          University,
Management                                                        Queensland,    Australia;
Case Western Reserve                                              Professor,    Weatherhead
University                                                        School   of   Management,
10900 Euclid Avenue                                               Case   Western    Reserve
Cleveland, OH  44106-7235                                         University;  from 1989 to
                                                                  1995,  Associate  Dean of
                                                                  Weatherhead   School   of
                                                                  Management;  from 1987 to
                                                                  December 1994,  Member of
                                                                  the Supervisory Committee
                                                                  of  Society's  Collective
                                                                  Investment     Retirement
                                                                  Fund;  from  May  1991 to
                                                                  August   1994,   Trustee,
                                                                  Financial  Reserves  Fund
                                                                  and   from  May  1993  to
                                                                  August   1994,   Trustee,
                                                                  Ohio   Municipal    Money
                                                                  Market Fund.

Dr. H. Patrick Swygert, 55         Trustee                        President,         Howard
Howard University                                                 University;      formerly
2400 6th Street, N.W.                                             President,          State
Suite 402                                                         University of New York at
Washington, D.C.  20059                                           Albany;         formerly,
                                                                  Executive Vice President,
                                                                  Temple        University;
                                                                  Trustee,    The   Victory
                                                                  Funds.

Frank A. Weil, 67                  Trustee                        Chairman     and    Chief
Abacus & Associates                                               Executive    Officer   of
147 E. 47th Street                                                Abacus & Associates, Inc.
New York, N.Y.  10017                                             (private       investment
                                                                  firm);    Director    and
                                                                  President  of the  Norman
                                                                  and Hickrill Foundations;
                                                                  Director  of  Key  Mutual
                                                                  Funds.  Director,  Trojan
                                                                  Industries.      Formerly
                                                                  United  States  Assistant
                                                                  Secretary of Commerce for
                                                                  Industry and Trade.


                                      -21

                                   Position(s) Held
                                   With the Victory               Principal Occupation
Name, Address and Age              Portfolios                     During Past 5 Years
---------------------              ----------                     -------------------


William B. Blundin, 59           Vice President                   Senior Vice President of
125 West 55th Street                                              BISYS   Fund    Services
New York,  N.Y.  10019                                            ("BISYS");   officer  of
                                                                  other         investment
                                                                  companies   administered
                                                                  by BISYS Fund  Services;
                                                                  President    and   Chief
                                                                  Executive   Officer   of
                                                                  Vista   Broker-   Dealer
                                                                  Services,  Inc., Emerald
                                                                  Asset  Management,  Inc.
                                                                  and     BNY     Hamilton
                                                                  Distributors,      Inc.,
                                                                  registered
                                                                  broker/dealers.

J. David Huber, 51               Vice President                   Executive Vice President
3435 Stelzer Road                                                 of BISYS.
Columbus, OH  43219-3035

Thomas E. Line, 30               Treasurer                        From  December  1996
3435 Stelzer Road                                                 to present, employee
Columbus, OH  43219-3035                                          of   BISYS     Funds
                                                                  Services;       from
                                                                  September  1989   to
                                                                  November 1996, Audit
                                                                  Senior  Manager   at
                                                                  KPMG   Peat  Marwick
                                                                  LLP.

Michael J. Sullivan, 32          Secretary                        From  December  1996
3435 Stelzer Road                                                 to   present,   Vice
Columbus, OH  43219-3035                                          President  of  BISYS
                                                                  Fund Services;  from
                                                                  February   1995   to
                                                                  november       1996,
                                                                  President,
                                                                  Performance
                                                                  Financial  Group  (a
                                                                  mutual          fund
                                                                  consulting    firm);
                                                                  from January 1993 to
                                                                  january  1995,  CEO,
                                                                  Manufacturing
                                                                  Company.

Jay G. Baris,  44              Assistant  Secretary               From      1994    to
Kramer, Levin, Naftalis                                           Present,    Partner,
& Frankel; 919 Third                                              Kramer,       Levin,
Avenue, 41st Floor                                                Naftalis  & Frankel;
New York, NY 10022                                                previously, Partner,
                                                                  Reid  & Priest.

Alaina V. Metz, Age 30           Assistant Secretary              From  June  1995  to
3435 Stelzer Road                                                 present,       Chief
Columbus, OH 43219-3035                                           Administrative   and
                                                                  Regulatory
                                                                  Serevices,     BISYS
                                                                  Fund        Services
                                                                  Limited Partnership;
                                                                  from   May  1989  to
                                                                  June           1995,
                                                                  Supervisor,   Mutual
                                                                  Fund           Legal
                                                                  Department, Alliance
                                                                  Capital Management.




         Trustees who are not "interested persons" of either an investment adviser to or principal underwriter for the Funds receive an annual fee of $7,500 plus $750 per meeting of the Board of Trustees attended and reasonable out-of-pocket expenses incurred in connection with attending such meetings. Trustees who are "interested persons" of either an investment adviser to or principal underwriter for the Funds do not receive any compensation from the Trust.


                                                               TOTAL COMPENSATION FROM
                               AGGREGATE COMPENSATION             KEY FUNDS/VICTORY
                                 FROM KEY FUNDS FOR           PORTFOLIOS "FUND COMPLEX"
                                THE FISCAL YEAR ENDED            FOR THE YEAR ENDED
NAME OF TRUSTEE                   NOVEMBER 30, 1997               NOVEMBER 30, 1997
---------------                   -----------------               -----------------

Edward P. Campbell                       $10,500                      $49,500
Eugene J. McDonald                       $10,500                      $10,500
Frank A. Weil                            $10,500                      $10,500
Leigh A. Wilson                          $10,500                      $55,500



(1) Total compensation paid with respect to service on the Board of the Trust only.

                                SECURITY HOLDERS


         As of February 27, 1998, the following persons were known by the Trust to own of record or beneficially (as indicated) 5% or more of the outstanding shares of the following Funds:


           FUND/                                  PERCENTAGE OF SHARES
  NAME AND ADDRESS OF OWNER                   HELD OF RECORD OR BENEFICIALLY

FEDERAL MONEY MARKET FUND


Student Loan Funding Corp.                                50.17%
One West Fourth St., Suite 200
Cincinnati, OH  45202
         - Beneficial Owner

KeyCorp Investment Products                               35.58%
127 Public Square
Cleveland, , OH  44114
         - Record Owner


CONVERTIBLE SECURITIES FUND


Charles Schwab & Co./FBO Cust.                            29.45%
101 Montgomery Street
San Francisco, CA  94104
     - Record Owner

MAC & Co.                                                  4.63%
c/o Mellon Bank
Mutual Funds Operation
P.O. Box 3198
Pittsburgh, PA  15230-3198
     - Record Owner

Donaldson Lufkin & Jenrette Sec.                           4.84%
Mutual Funds Dept.
P.O. Box 2052
Jersey City, NJ  07303-2052
     - Record Owner

Key Trust Company of Ohio, N.A.                            12.62%
4900 Tiedeman Road
Cleveland, OH  44144-2338
     - Record Owner

As of February 27, 1998, the Trustees and Officers of the Trust, as a group, owned less than 1% of the equity securities of each of the Funds of the Trust.


          THE INVESTMENT ADVISER, ADMINISTRATOR, AND SUB-ADMINISTRATOR

         INVESTMENT ADVISER. The investment adviser to the Funds is Key Asset Management Inc. ("KAM" or the "Adviser"), a New York corporation that is registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of KeyBank National Association ("KeyBank") which is a wholly owned subsidiary of KeyCorp, one of the largest financial services holding companies in the United States.

         On February 28, 1997, KAM became the surviving cooperation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp -- Spears, Benzak, Salomon & Farrell, Inc. (SBSF"), KeyCorp Mutual Fund Advisers, Inc. ("Key Advisers"), Society Asset Management, Inc., ("SAM") and Applied Technology Investments, Inc. ("ATI"), each of which was a registered investment adviser with the SEC. Key Advisers, SAM and ATI were merged with and into SBSF, a New York corporation organized on February 22, 1972. Pursuant to the terms of the reorganization, SBSF changed its name to Key Asset Management Inc.

         The Adviser and its affiliates managed approximately $60 billion as of December 31, 1997, for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net-worth individuals and mutual funds. The accounts which are managed or advised by the Adviser for these clients have varying investment objectives and the Adviser may invest assets for such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of one or more Funds. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Funds. The Adviser's offices are located at 127 Public Square, Cleveland, OH 44114 and 45 Rockefeller Plaza, New York, NY 10111.

         As of September 30, 1997, KeyCorp had an asset base of approximately $70 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the 1994 merger of Society Corporation, the bank holding company of which KeyBank, formerly Society National Bank, was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing consumer, business and traditional banking and associated financial services to consumer, business and commercial markets. KeyCorp's non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing and leasing companies. KeyBank is the lead affiliate bank of KeyCorp. KeyCorp's principal offices are located at 127 Public Square, Cleveland, OH 44114.

         Pursuant to the Funds' Investment Advisory Agreement, dated April 5, 1995, the Adviser furnishes a continuous investment program for the Funds' portfolios, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Trustees of the Funds.

         As compensation for the services rendered and related expenses borne by the Adviser under the Investment Advisory Agreement, the Convertible Securities Fund is obligated to pay the Adviser a fee, computed daily and payable monthly, equal to .75% per annum of the Fund's average daily net assets. The Investment Advisory Agreement further provides that the Federal Money Market Fund is obligated to pay the Adviser a fee, computed daily and payable monthly, equal to
 .25% per annum of its average daily net assets. The Adviser is voluntarily waiving a portion of its Advisory fee for the Federal Money Market Fund. The Adviser is obligated to reimburse the Funds in the event expenses exceed certain
prescribed   limits  (see  "Expenses,   Distributor,   Distribution   Plan,  and
Shareholder Servicing Plan"). The Adviser's compensation for acting as adviser to the Convertible Securities Fund was $455,976, $566,242, and $595,753 for the fiscal years ended November 30, 1995, 1996, and 1997, respectively. The Adviser waived its fees for advisory services rendered to the Federal Money Market Fund totaling $65,340, $64,632, and $277,326 for the fiscal years ended November 30, 1995, 1996, and 1997, respectively.

         The Investment Advisory Agreement, between the Adviser and the Funds will continue in effect for each Fund for successive one year periods following the first anniversary of such date only if it is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the Adviser's services under the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (limited in amount by Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act) and is terminable at any time without penalty under certain circumstances by the Funds, the shareholders of the Funds or the Adviser.

         KAM has agreed that if in any fiscal year the sum of any of the Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the amounts payable by such Fund to KAM for the advisory fee for that year shall be reduced by the amount of such excess. However, if the excess should be greater than the total amounts payable to KAM in that year, KAM shall reimburse such Fund of the amount by which such expenses exceed such fees. For the purpose of this calculation, expenses shall include the fees payable to KAM under the Investment Advisory Agreement and the amortization of organization expenses, but shall exclude taxes, interest, brokerage, litigation and indemnification expenses and other extraordinary expenses.

         ADMINISTRATOR AND SUB-ADMINISTRATOR. BISYS Fund Services Limited Partnership (d/b/a BISYS Fund Services) ("BISYS" or the "Administrator") serves as the Administrator of the Funds pursuant to an administration agreement dated July 12, 1996 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by KAM under the Investment Advisory Agreement), subject to the supervision of the Board of Trustees. From April 1, 1996 through July 11, 1996, Concord Holding Corporation, an affiliate of BISYS, served as administrator for the Funds. Prior to April 1, 1996, SBSF served as administrator to the Funds.

         For the services rendered to the Funds and related expenses borne by BISYS as Administrator, each Fund pays BISYS an annual fee, computed daily and paid monthly, at the following annual rate based on each Fund's average daily net assets:


         .25% for  portfolio  assets of $50 million and less
         .15% for portfolio assets greater than $50 million.

BISYS may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds of the Trust available for distribution to shareholders.

         Unless sooner terminated, the Administration Agreement will continue in effect as to the Funds for a period of one year, and, with respect to each Fund, for successive one year terms thereafter, unless terminated by either party on not less than 90 days' prior written notice to the other party. The Administration Agreement provides that BISYS shall not be liable for any action taken or omitted by BISYS in the absence of bad faith, willful misfeasance, negligence or reckless disregard by it of its obligations and duties thereunder.

         Under the Administration Agreement, BISYS assists in the Funds' administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectuses, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, performing certain fund accounting services, maintaining books and records and providing office facilities necessary to carry out its duties thereunder.

         Under the Administration Agreement, BISYS may delegate all or any part of its responsibilities to a sub-administrator. Key Asset Management Inc., the
Sub-Administrator to the Funds, performs some of the duties of the Administrator. Key Asset Management Inc. receives a fee from BISYS for its services as Sub-Administrator and is reimbursed for expenses incurred by carrying  out  the  duties  of the  Sub-Administration  Agreement.  This  fee is calculated daily, and paid monthly, at an annual rate of up to five one-hundredths of one per cent (.05%) of each Fund's average daily net assets.

         For the fiscal years ended November 30, 1995, 1996, and 1997, the Funds paid the following amounts for administrative services:


                                                          YEAR ENDED           YEAR ENDED         YEAR ENDED
         FUND                                             11/30/95(1)           11/30/96           11/30/97

         Federal Money Market Mutual Fund                   $65,340           $64,632(2)          $213,167
          Convertible Securities Fund                      $141,195          $163,169(2)          $169,130


         (1) All amounts paid by the Funds for administrative services during the fiscal years ended November 30, 1994 and 1995 were paid to SBSF, the Funds' administrator during such fiscal years.

         (2) During the period from December 1, 1995 through March 31, 1996, SBSF served as administrator to the Funds and received fees as follows: Federal Money Market Fund $22,722 and Convertible Securities Fund $53,761. During the period from April 1, 1996 through July 11, 1996, Concord Holding Corporation served as administrator to the Funds and received fees as follows: Federal Money Market Mutual Fund $15,349 and Convertible Securities Fund $41,268. During the period from July 11, 1996 through November 30, 1996, BISYS served as administrator to the Funds and received fees as follows: Federal Money Market Fund $26,561 and SBSF Convertible Securities Fund $68,140.

         Pursuant to a Sub-Administration Agreement dated July 12, 1996, BISYS had retained KAM to provide the Funds with certain sub-administrative and fund accounting services. For its services as sub-administrator, BISYS paid KAM an annual fee of $500,000. In addition, during the period from April 1, 1996 through July 11, 1996, KAM (then known as SBSF) served as sub-administrator for the Funds pursuant to a Sub-Administration Agreement between KAM and an affiliate of BISYS, Concord Holding Corporation. Such prior Sub-Administration Agreement was substantially identical to the current Sub-Administration Agreement, including the rate of compensation payable to KAM. And, during the period from April 1, 1996 through the close of the Funds' fiscal year on November 30, 1996, KAM received a total of $375,000 from Concord and BISYS for acting as the Funds' sub-administrator.

            EXPENSES, DISTRIBUTOR, DISTRIBUTION PLAN, AND SHAREHOLDER
                                 SERVICING PLAN

         Except as set forth above, and as set forth below, the Funds are responsible for the payment of their expenses. Such expenses include, among others, the fees payable to KAM; any brokerage fees and commissions; taxes; interest; the cost of any liability insurance or fidelity bonds; costs, expenses, or losses arising out of any liability of or claim for damages or other relief asserted against the Funds for violation of any law; legal and auditing fees and expenses; the fees and certain expenses of the Funds' Administrator, Custodian, Transfer Agent and Servicing Agent; the fees of any trade association of which the Funds are a member; the expenses of printing and mailing reports and notices to the Funds' shareholders; filing fees for the registration or qualification of Fund shares under federal or state securities laws; the fees and expenses involved in registering and maintaining registration of the Funds with the SEC; fees of Trustees who are not "interested persons" of an investment adviser to or principal underwriter for the Funds; the costs of registering the Funds as a broker or dealer; the costs of qualifying Fund shares under state securities laws; the expenses of servicing shareholders and shareholder accounts not otherwise incurred by the Adviser or the Administrator; and any extraordinary expenses incurred by the Funds.

         As a result of certain regulatory restrictions imposed on banking organizations and their subsidiaries, the Trust is not permitted to sell shares of the Funds directly without an independent underwriter. Accordingly, pursuant to a distribution agreement dated as of July 1, 1996 (the "Distribution Agreement"), BISYS was appointed to serve as independent underwriter/distributor for the continuous offering of the shares of the Trust. Under the Distribution Agreement, BISYS is obligated to devote its best efforts to effect sales of shares of the Funds, but is not required to sell any certain number of shares. In addition, under the Distribution Agreement, BISYS may enter into agreements with selected dealers for the distribution of shares of the Funds. During the period from April 5, 1995 through June 30, 1996, Concord Financial Group, Inc., an affiliate of BISYS, served as the Funds' Distributor.

         If not earlier terminated, the Distribution Agreement will continue in effect for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a majority of those members of the Board of Trustees of the Trust who are not parties to the Agreement or "interested persons" of any such party (the "Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a "majority of the outstanding voting securities" of each Fund. The Distribution Agreement may be terminated by the Trust at any time with respect to any Fund, without the payment of any penalty, by vote of a majority of the Disinterested Trustees or by vote of a "majority of the outstanding voting securities" of such Fund on 60 days' written notice to BISYS, or by BISYS, at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

         The Trust also has adopted a Distribution Plan (the "Distribution Plan") for the Funds pursuant to Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by the Funds under the Plan. Rather, the Plan provides that to the extent that any portion of the fees payable under the Shareholder Servicing Plan or any Shareholder Servicing Agreement (described below) is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid pursuant to the Plan and in accordance with Rule 12b-1.

         Rule 12b-1 provides that the Distribution Plan will continue in effect only if approved, at least annually, by a vote of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (or any agreements related to it), cast in person at a meeting called for the purpose of voting on the Plan. The Distribution Plan may be terminated at any time by a vote of a majority of the outstanding voting securities of the Funds or a majority of those Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Distribution Plan or in any agreements related to it.

         While the Distribution Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of the Funds (as defined in the 1940 Act) is committed to the discretion of the Trustees who are not interested persons of the Funds.


         During the period from December 1, 1995 through July 11, 1996, the Funds operated under a form of the Distribution Plan that permitted each Fund to compensate and reimburse the Distributor for distribution-related and sales support or shareholder account services. Pursuant to such Plan, the Convertible Securities Fund and the Federal Money Market Fund paid $9,735 and $0, respectively, in fees during such period. All amounts were paid out as compensation to a dealer in connection with sales of Fund shares. Pursuant to action by the Trust's Board of Trustees, the current Distribution Plan
(described above) was put in place for the Funds effective July 12, 1996. For the year ended November 30, 1997, no fees were paid by the Convertible Securities Fund or the Federal Money Market Fund pursuant to this Plan.


         The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to provide payments to shareholder servicing agents (including affiliates of the Adviser) (each a "Shareholder Servicing Agent") that provide administrative support services to customers who may from time to time beneficially own shares of a Fund, which services may include: (i) aggregating and processing purchase and redemption requests for shares from customers and promptly transmitting net purchase and redemption orders to the distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or preauthorized instructions;
(iii) processing dividend and distribution payments on behalf of customers; (iv) providing information periodically to customers showing their positions in shares; (v) arranging for bank wires; (vi) responding to customer inquiries;
(vii) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Fund necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as reasonably requested to the extent the Shareholder Servicing Agent is permitted to do so under applicable statutes, rules or regulations. For expenses incurred and services provided pursuant to the Shareholder Servicing Agreement, the Fund pays each Shareholder Servicing Agent a fee computed daily and payable monthly, in amounts aggregating not more than 0.25% on an annual basis, of the average daily net assets of the Fund attributable to the Shareholder Servicing Agent. A Shareholder Servicing Agent may periodically waive all or a portion of its respective shareholder servicing fees with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

         During the period from July 12, 1996 to November 30, 1996, the Convertible Securities Fund paid $8,329 under such Shareholder Servicing Plan. Also during such period, the Federal Money Market Fund incurred shareholder servicing fees of $3,426 and expenses of $3,625, all of which was reimbursed by the Distributor. For the year ended November 30, 1997, the Convertible Securities Fund paid $57,866 and the Federal Money Market Fund paid $175,564 under the Shareholder Servicing Plan.


                 CUSTODIAN, TRANSFER AGENT, SERVICING AGENT, AND
                            DIVIDEND DISBURSING AGENT

         Key Trust Company of Ohio, N.A. ("Key Trust" or the "Custodian"), 127 Public Square, Cleveland, Ohio 44114, has been retained as custodian for the Funds' investments. Key Trust also maintains certain accounting and financial records of the Funds. Key Trust is a wholly owned subsidiary of KeyBank, a wholly owned subsidiary of KeyCorp, and an affiliate of the Adviser and receives compensation from the Funds for services it performs as custodian. More specifically, under the Mutual Fund Custody Agreement between the Trust, on behalf of the Funds, and Key Trust, the Funds are obligated to pay Key Trust asset-based fees for domestic custody services as well as certain transaction-based fees. For the fiscal years ended November 30, 1996 and 1997, the Funds paid fees to the Custodian as follows:

                                               FEES PAID          FEES PAID

          FUND                                    1997              1996
          ----                                    ----              ----
          Federal Money Market Fund             $26,925           $10,662
          Convertible Securities Fund           $22,741           $20,537


         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is Transfer Agent for the Funds and receives a fee for this service. Boston Financial Data Services, Inc. ("BFDS"), Two Heritage Drive, Quincy, MA 02171, acts as dividend disbursing agent and servicing agent for the Funds pursuant to arrangements with State Street. BFDS receives a fee for these services.

                             PERFORMANCE INFORMATION

FEDERAL MONEY MARKET FUND


         The current and effective yields of the Fund may be quoted in reports, sales literature, and advertisements published by the Fund. Current yield is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The current yield and effective yield for the Federal Money Market Fund for the seven day period ended November 30, 1997 was 5.16% and 5.18%, respectively, before waivers or reimbursements.


 CONVERTIBLE SECURITIES FUND

         From  time  to  time,  the  "standardized   yield,"  "dividend  yield,"
"distribution return," "average annual total return," and "total return" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

         Yield and total return information may be useful to investors in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for the Fund for the 1, 5, and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in a Fund is not insured; yield and total return are not guaranteed and normally fluctuate on a daily basis. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total return of a Fund are affected by the types of investments the Fund holds, operating expenses and credit or interest rate risk. When redeemed, an investor's shares may be worth more or less than their original cost.

         STANDARDIZED YIELDS. A Fund's "yield" (referred to as "standardized yield") for a given 30-day period for the shares of a Fund is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:


Standardized Yield =  2[(a-b+1)(to the 6th power)-1]
                      ------------------------------
                                    cd

     The  symbols above represent the following factors:

     a =  dividends and interest earned during the 30-day period.

     b =  expenses accrued for the period (net of any expense reimbursements).

     c = the average daily number of shares of the Fund outstanding during the 30-day period that were entitled to receive dividends.

     d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.


         The standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below. For the 30-day period ended November 30, 1997, the Convertible Securities Fund had a yield of 4.36%.


         DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time, a Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield    =    Dividends + Number of days (accrual period) X 365
                       -------------------------------------------------
                            Max. Offering Price (last day of period)

         TOTAL RETURN. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

P(I+T)(to the nth power) = ERV = Average Annual Total Return

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV-P
-----
  P      =        Total Return

         Total returns assume that all dividends and capital gain distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.



                                                                   5 YEARS          10 YEARS
                                               YEAR ENDED           ENDED            ENDED                SINCE
FUND                                            11/30/97          11/30/97          11/30/97            INCEPTION
SBSF Convertible Securities Fund                 16.26%            97.11%             N/A                213.71%

Federal Money Market Fund                         4.94%            22.59%             N/A                 65.61%


         For the periods ended November 30, 1997, the average annual total returns of the Convertible Securities Fund were as follows:

                                                                   5 YEARS          10 YEARS
                                               YEAR ENDED           ENDED             ENDED                SINCE
FUND                                            11/30/97          11/30/97          11/30/97            INCEPTION

SBSF Convertible Securities Fund                  16.26%            14.54%             N/A               12.59%

Federal Money Market Fund                          4.94%            4.16%              N/A                5.34%


(1) The Convertible Securities Fund's predecessor, SBSF Convertible Securities Fund, commenced operations on April 14, 1988.

(2)      Annualized.

         OTHER PERFORMANCE COMPARISONS. From time to time, a Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks the performance of the Funds against (i) all other funds, excluding money market funds, and (ii) all other government bond funds. The Lipper performance rankings are based on a total return that includes the reinvestment of capital gain distributions and income dividends but does not take sales charges or taxes into consideration.

         From time to time, a Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Funds, in broad investment categories (domestic equity, international equity, taxable bond, municipal bond or other) monthly, based upon each funds' three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral
(3), below average (2), and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

         From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds also may include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. A Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. A Fund also may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders.

         Investors also may judge, and the Funds may at times advertise, performance by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Lehman Brothers, Merrill Lynch, and Salomon Brothers, and in publications issued by Lipper and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Ibottson Associates, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor and U.S.A. Today. In addition to yield information, general information about the Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

         Advertisements   and  sales  literature  may  include   discussions  of
specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

         When comparing yield, total return and investment risk of an investment in a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds seek to offer a fixed price per share.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on United States securities exchanges are subject to negotiation between the Adviser and the broker.

         Fixed income securities and securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of the Funds, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser may consider the research and brokerage services provided by brokers or dealers who effect portfolio transactions for the Funds or the Adviser's other clients. Such research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Funds, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with brokers based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Funds to brokers in order to secure research and brokerage services described above, subject to review by the Fund's Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Funds' Board of Trustees. On behalf of the Convertible Securities Fund, the Adviser, during the fiscal year ended November 30, 1997 directed $72,625,188 in aggregate brokerage transactions to brokers due to research and brokerage services they provided, and such brokers received related commissions of approximately $46,738.


         In addition, for the fiscal years ended November 30, 1995, 1996, and 1997, the Funds paid brokerage commissions approximately as follows:

                                      YEAR ENDED          YEAR ENDED           YEAR ENDED
FUND                                   11/30/97            11/30/96             11/30/95

Convertible Securities Fund             $46,738             $50,000               $55,000


         Transactions in options by the Convertible Securities Fund will be subject to limitations established by each of the exchanges on which options are traded governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by the Adviser and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

During the fiscal year ended November 30, 1997, no commissions were paid by the Funds to brokers who are affiliated persons of the Funds, the Adviser or BISYS.

                        PURCHASE, REDEMPTION AND PRICING

         The net asset value of the shares of each Fund is calculated on each Business Day. A "Business Day" for the Convertible Securities Fund is a day on which the New York Stock Exchange ("NYSE") is open for trading and any day (other than a day on which no shares of the Funds are tendered for redemption and no order to purchase any shares is received) on which enough trading has occurred in the securities held by a Fund to materially affect NAV. A "Business Day" for the Federal Money Market Fund is any day on which the Federal Reserve Bank of Cleveland or NYSE is open for trading, and any day on which enough trading has occurred in the securities held by the Fund to materially affect NAV. The net asset values of shares of the Convertible Securities Fund are determined as of the close of the NYSE (normally 4:00 P.M., Eastern time), each Business Day, and the net asset value of shares of the Federal Money Market Fund is determined at 2:00 P.M., Eastern time, each Business Day. The NYSE will be closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The methods of purchase and redemption of shares, and special retirement, withdrawal and exchange plans offered are fully set forth in the Prospectuses. Shares may be redeemed by submitting a written request to the Funds, by check in the case of the Federal Money Market Fund, or by telephone, as described in the Prospectuses.

         With respect to the Convertible Securities Fund, securities traded on securities exchanges or the NASDAQ National Market are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the mean between the most recent bid and asked quotation. Securities traded over-the-counter are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets (other than money market instruments) are valued at fair value as determined in good faith by or under the supervision of the Board of Trustees. The Federal Money Market Fund values all its portfolio securities at amortized cost in accordance with Rule 2a-7 under the 1940 Act and procedures adopted pursuant thereto. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses. The Convertible Securities Fund values fixed income securities at market value, except for money market instruments having a maturity of less than 60 days which are valued at amortized cost.

         Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset values of the shares of the Convertible Securities Fund are determined as of such times.

Foreign currency exchange rates also are generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of such Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

         Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying materially its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

         The Trust has elected pursuant to Rule 18f-1 under the 1940 Act, to commit to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Any portion of a redemption not paid in cash may be in securities or other property. Shareholders receiving securities or other property upon redemption may realize a gain or loss for tax purposes and may incur additional costs (e.g., brokerage costs) as well as the inconveniences associated with disposing of such securities or other property.

                              FEDERAL INCOME TAXES

         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning taxes.

         Qualification as a "regulated investment company" under the Code requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest; payments with respect to securities loans; dividends; and gains from the sale or other disposition of securities, foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to each Fund's business of investing in such securities or currencies; (b) for taxable years beginning on or before August 5, 1997 (this test will not apply to taxable years beginning after August 5, 1997), each Fund will generally derive less than 30% of its gross income from gains from the sale or other disposition of certain assets held for less than 3 months, such as (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and
(iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and (c) each Fund diversifies its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and any net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, any short term capital gains, and any net tax-exempt income earned in each year.

         Generally, dividends and capital gain distributions are taxable to shareholders when they are received. However, such dividends and distributions declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been paid by a Fund and received by the shareholder on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends and distributions will, accordingly, be taxable to the recipient shareholders in the year in which the record date falls.

         All income received by each Fund from sources within foreign countries (e.g., interest dividends) may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United
States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, no Fund will be eligible to elect to "pass through" foreign tax credits to shareholders.

         Gains or losses on sales of portfolio securities by each Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases including where a Fund acquires a put or grants a call thereon. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually. Such distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. These distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by such Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Under Section 1256 of the Code, gain or loss recognized by a Fund from certain financial forward, futures and options transactions is treated as 60% long-term capital gain (or loss) and 40% short-term capital gain (or loss) (the "60%/40% rule"). Gain or loss may arise upon the exercise or lapse of such forward contracts, futures and options as well as from closing transactions. In addition, any of such forward contracts, futures or options remaining unexercised at the end of the regulated investment company's taxable year are treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above (the "marked-to-market rule"). Transactions that qualify as designated hedges are excepted from the marked-to-market rule and 60%/40% rule. All or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code (relating to the taxation of foreign currency transactions). Furthermore, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. Conversion transactions are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

         Offsetting positions held by a Fund involving certain financial forward, futures or option contracts may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is considered to be in a straddle because it entered into certain financial forward, futures or option positions, the straddle could be characterized as "mixed straddle" if the positions comprising the straddle are ordinarily governed by Section 1256. The Fund may make one or more elections with respect to a mixed straddle, and, depending upon the election(s) made, if any, the tax consequences with respect to the mixed straddle may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or its disposition of PFIC shares (regardless of whether the Fund makes any distributions to its shareholders). If a Fund invests in a PFIC, the Fund may make an available election to "mark-to-market" its PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year as ordinary income
(but not loss) the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its PFIC shares. Alternatively, a Fund may make a "qualified electing fund" election pursuant to which the Fund includes its ratable share of capital gains and ordinary income from the PFIC (but not loss), irrespective of whether it receives any distributions from the PFIC. Under this election, the Fund would not be subject to federal income tax or the interest charge as well.

         Sales charges incurred to acquire Fund shares with reinvestment rights are not taken into account when calculating the gain or loss on the disposition of such Fund shares, if (i) the shares are disposed of within 90 days of acquisition and (ii) Fund shares or shares of another regulated investment company are purchased subsequently at a reduced or eliminated sales charge, pursuant to the reinvestment rights attendant with the initial acquisition of Fund shares. Any sales charge not taken into account is treated as having been incurred in the subsequent acquisition. In addition, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the disposition date of such Fund shares.

         If a shareholder receives a designated capital gain distribution on a Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months will be disallowed to the extent of any tax-exempt interest dividends received by the shareholder thereon. These rules shall not apply to losses incurred under a periodic redemption plan.

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.

         An individual investor may be entitled to invest in Fund shares through a tax-deferred retirement plan. Under the Code, an individual who is not active participant (and does not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an individual retirement account ("IRA"), up to specified limits ("deductible contributions"). Contributions to an IRA and investment earnings thereon are generally tax-deferred until withdrawn.

         The maximum annual deductible contribution to an IRA for individuals under age seventy and a half is 100% of includible compensation up to a maximum of $2,000 for single individuals and $4,000 for a married couple regardless of whether both spouses earn income (together the "IRA contribution limits"). A deductible contribution is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution is phased down and eventually eliminated.

         Any individual who works may make "nondeductible" contributions to an IRA in addition to any deductible contributions. Nondeductible contributions are taxable, but investment earnings thereon in the IRA are tax deferred until withdrawn. Aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Aggregate contributions in excess of the applicable IRA contribution limit are "excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of seventy and a half, or any year thereafter, are also excess contributions. Excess contributions are subject to a 6% excise tax penalty which is charged each year that the excess contribution remains in the IRA.

         An employer may also contribute to an individual's IRA as part of a Simplified Employee Pension Plan, known as a "SEP-IRA," established prior to January 1, 1996, or a SIMPLE plan established after December 31, 1996, both through a shareholder servicing agent or a selling agent. Participating employers may make an annual contribution to each employee through a SEP-IRA in an amount up to the lesser of 15% of such employee's earned income of $30,000, subject to certain provisions of the Code. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to his or her own IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. However, an employer may elect to match contributions for all eligible employees at a rate lower than 3% (but no lower than 1%) of each employee's compensation, in some circumstances. Alternatively, the employer may elect under the SIMPLE formula to contribute to the employee's IRA 2% of the lesser of his or her earned income or $150,000.

         FOREIGN SHAREHOLDERS. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding(at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. withholding tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         OTHER MATTERS. Investors should be aware that the investments to be made by a Fund may involve sophisticated tax rules such as the original issue discount rules that would result in income or gain recognition by the Fund, without corresponding cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

         The foregoing discussion is based upon the federal tax laws in effect as of the date of this SAI and summarizes only some of the important federal income tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

                             ADDITIONAL INFORMATION

         The Trust is an open-end series management investment company that was organized as a corporation under the laws of the State of Delaware. The Board of Trustees of the Trust has authorized the issuance of shares of common stock which represent interests in thirty separate investment portfolios:

                     The Victory Convertible Securities Fund
                      The Victory Federal Money Market Fund
                The Victory LifeChoice Conservative Investor Fund
                  The Victory LifeChoice Moderate Investor Fund
                   The Victory LifeChoice Growth Investor Fund
                            The Victory Balanced Fund
                       The Victory Diversified Stock Fund
                       The Victory Financial Reserves Fund
                           The Victory Fund For Income
                      The Victory Government Mortgage Fund
                             The Victory Growth Fund
                   The Victory Institutional Money Market Fund
                      The Victory Intermediate Income Fund
                      The Victory International Growth Fund
                    The Victory Investment Quality Bond Fund
                           The Victory Lakefront Fund
                      The Victory Limited Term Income Fund
                    The Victory National Municipal Bond Fund
                       The Victory New York Tax-Free Fund
                      The Victory Ohio Municipal Bond Fund
                  The Victory Ohio Municipal Money Market Fund
                      The Victory Ohio Regional Stock Fund
                       The Victory Prime Obligations Fund
                     The Victory Real Estate Investment Fund
                         The Victory Special Growth Fund
                         The Victory Special Value Fund
                          The Victory Stock Index Fund
                     The Victory Tax-Free Money Market Fund
                  The Victory U.S. Government Obligations Fund
                             The Victory Value Fund

As of the date of this SAI, the Trust offers shares of each of the Funds. Shares of each Fund of the Trust are redeemable at the net asset value thereof at the option of the holders thereof or in certain circumstances at the option of the Trust. For information concerning the methods of redemption and the rights of share ownership, see the Prospectuses under the caption "Redeeming Shares."

         Generally, on each matter submitted to a vote of shareholders, each shareholder is entitled to one vote per share. In addition, all shares of each Fund vote as a single class; provided, however, that (i) as to any matter with respect to which a separate vote of any Fund is required by the 1940 Act or under the Maryland General Corporation Law, the requirements as to a separate vote by that Fund apply in lieu of single class voting; (ii) in the event that the separate vote requirements referred to in (i) apply with respect to one or more Funds, then, subject to (iii) below, the shares of all other Funds vote as a single class; and (iv) as to any matter which does not affect the interest of a particular Fund, only the holders of shares of the one or more affected Funds are entitled to vote. And, notwithstanding any provision of the Delaware General Corporation Law requiring a greater portion than a majority of the votes entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.

         Shares of the Funds have no subscription or preemptive rights and only such conversion or exchange privileges as the Trustees may grant in their discretion.

         Generally, a special meeting of shareholders of the Trust will be called by the Secretary upon receipt of a request in writing signed by stockholders holding not less than 25% of the Common Stock at the time issued and outstanding and entitled to vote thereat.

                       INDEPENDENT ACCOUNTANTS AND REPORTS

         Coopers & Lybrand L.L.P., 100 East Broad Street, Columbus, OH 43315, acts as independent accountants for the Funds, and in that capacity audits the Funds' annual financial statements.


         The Annual Reports of the Funds for the fiscal year ended November 30, 1996, and the reports thereon of the Funds' former independent accountants, Price Waterhouse LLP, dated January 15, 1997, and for the fiscal year ended
November 30, 1997, and the reports thereon of the Funds' independent accountants, Coopers & Lybrand L.L.P., dated January 16, 1998, are incorporated by reference in this SAI. The Letters to Shareholders contained in such Annual Reports are not incorporated by reference and are not part of the registration statement or this SAI.



                                     COUNSEL

         Kramer, Levin, Naftalis, & Frankel, 919 Third Avenue, New York, N.Y. 10022 serves as legal counsel to the Trust. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Washington, DC 20006 was formerly legal counsel to the Trust.

                                    APPENDIX

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")


                         MOODY'S LONG-TERM DEBT RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                         MOODY'S SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries.

     High rates of return on funds employed.

     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME      Issuers  rated  Not  Prime do not fall  within  any of the  Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Issues rated in the four highest categories, AAA, AA, A and BBB, are generally considered investment grade.

     Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include obligations linked or indexed to equities, currencies or commodities;
obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

         Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety.

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                               VF-CS-FM-SAI(3/98)

                             THE VICTORY PORTFOLIOS

                            VICTORY LIFECHOICE FUNDS

                           CONSERVATIVE INVESTOR FUND
                             MODERATE INVESTOR FUND
                              GROWTH INVESTOR FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 23, 1998

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Victory LifeChoice Funds (formerly the KeyChoice Funds) for Victory Conservative Investor Fund (formerly the KeyChoice Income and Growth Fund), Victory Moderate Investor Fund (formerly the KeyChoice Moderate Growth Fund), and Victory Growth Investor Fund (formerly the KeyChoice Growth Fund), dated March 20, 1998, as amended or supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus for the Victory Conservative Investor Fund, Victory Moderate Investor Fund, and Victory Growth Investor Fund. A copy of the Prospectus may be obtained by writing to The Victory Portfolios at P.O. Box 8527, Boston, MA 02266-8527, or by telephoning toll free 800-539-FUND or 800-539-3863.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES                                           3
   Additional Information on Fund Investments                                3
   Additional Information Regarding Certain of the
       Proprietary Portfolios' Investments                                   5

INVESTMENT RESTRICTIONS OF THE FUNDS                                        18

PORTFOLIO TURNOVER                                                          20

MANAGEMENT OF THE FUNDS                                                     21

MANAGEMENT OF THE PROPRIETARY PORTFOLIOS                                    24

SECURITY HOLDERS                                                            24

THE INVESTMENT ADVISER OF THE FUNDS                                         24
   The Investment Advisers of the Proprietary Portfolios                    26

ADMINISTRATOR OF THE FUNDS                                                  28

EXPENSES, DISTRIBUTOR, AND DISTRIBUTION PLAN                                29

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT                    30

PERFORMANCE INFORMATION                                                     31

PORTFOLIO TRANSACTIONS AND BROKERAGE                                        34

PURCHASE, REDEMPTION, AND PRICING                                           34

DIVIDENDS AND DISTRIBUTIONS                                                 35

FEDERAL INCOME TAXES                                                        35

ADDITIONAL INFORMATION                                                      41

INDEPENDENT ACCOUNTANTS                                                     42

LEGAL COUNSEL                                                               42

APPENDIX A                                                                  43

                       INVESTMENT OBJECTIVES AND POLICIES


         The Victory Portfolios (the "Trust") is a professionally managed, open-end series investment company consisting of 30 separate series, three of which (each a "Fund" and, collectively, the "Funds") are described in this Statement of Additional Information (the "SAI"). Each Fund is a separately managed, diversified mutual fund with its own investment objective and policies. Each Fund has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among funds of The Victory Portfolios (the "Proprietary Portfolios"). The Funds also may invest a portion of their assets in shares of investment companies that are not part of the same group of investment companies as The Victory Portfolios (the "Other Portfolios"). (Proprietary Portfolios and Other Portfolios are sometimes referred to herein as "Underlying Portfolios.")


         The three Funds and their investment objectives are:


VICTORY CONSERVATIVE INVESTOR FUND
         The investment objective of the Victory Conservative Investor Fund (the "Conservative Investor Fund") is to seek to provide current income combined with moderate growth of capital. The Conservative Investor Fund seeks to achieve its objective by allocating its assets among Underlying Portfolios that invest in fixed income securities and, to a lesser extent, equity securities.

VICTORY MODERATE INVESTOR FUND
         The investment objective of the Victory Moderate Investor Fund (the "Moderate Investor Fund") is to seek to provide growth of capital combined with a moderate level of current income. The Moderate Investor Fund seeks to achieve its objective by allocating its assets among Underlying Portfolios that invest in equity securities and, to a lesser extent, fixed income securities.

VICTORY GROWTH INVESTOR FUND
         The investment objective of the Victory Growth Investor Fund (the "Growth Investor Fund") is to seek to provide growth of capital. The Growth Investor Fund seeks to achieve its objective by allocating its assets primarily among Underlying Portfolios that invest primarily in equity securities. A small portion of the portfolio consists of fixed-income securities.


ADDITIONAL INFORMATION ON FUND INVESTMENTS

         The Investment Company Act of 1940, as amended (the "1940 Act") permits the Funds to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act) as the Trust, provided that certain limitations are observed. Generally, these limitations require that a fund of funds (a) limit its investments to shares of other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act) as the fund of funds, government securities, and short-term paper; (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders of the fund of funds; and (c) do not invest in other funds of funds. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "Commission), the Funds may invest in investment portfolios of the Proprietary Portfolios and in shares of the Other Portfolios that are not part of the same group of investment companies as the Funds. A Fund and its affiliates, collectively, may acquire no more than 3% of the total outstanding stock of any Other Portfolio.

         Because of their investment objectives and policies, the Funds will concentrate (i.e., invest 25% or more of their total assets) in the mutual fund industry. In addition, a Fund may invest in a Proprietary Portfolio or Other Portfolio (collectively, the "Underlying Portfolios") which concentrates 25% or more of its total assets in any one industry. Investments by a Fund in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or in repurchase agreements collateralized by the foregoing equalling 25% or more of the Fund's total assets will not be considered
"concentration" by such Fund in the industry of the issuer(s) of such securities.


         The Prospectus more fully addresses the subject of each Fund's and each Proprietary Portfolio's investment objectives, as well as the investment policies that the Funds apply in seeking to meet those objectives. The following disclosures will supplement that information more specifically by detailing the types of securities and other instruments in which the Proprietary

Portfolios may invest, the strategies behind, and the risks associated with, such investing. Note that there can be no assurance given that the respective investment objectives of the Funds or the Proprietary Portfolios will be achieved.

VICTORY PORTFOLIOS:

         Value Fund. The Value Fund seeks to provide long-term growth of capital and dividend income. The fund pursues this objective by investing primarily in a diversified group of common stocks with an emphasis on companies with above average total return potential.

         Diversified Stock Fund. The Diversified Stock Fund seeks to provide long-term growth of capital. The fund pursues this investment objective by investing primarily in common stocks and securities convertible into common stocks issued by established domestic and foreign companies.

         Growth Fund. The Growth Fund seeks to provide long-term growth of capital. The fund pursues this objective by investing primarily in common stocks of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation.

         Special Value Fund. The Special Value Fund seeks to provide long-term growth of capital and dividend income. The fund pursues this objective by investing primarily in common stocks of small and medium-sized companies listed on a nationally recognized exchange with an emphasis on companies with above average total return potential.

         Special Growth Fund. The Special Growth Fund seeks capital appreciation. The fund pursues this investment objective by investing primarily in equity securities of companies that have market capitalizations of $750 million or less at the time of purchase.

         International Growth Fund. The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk. The fund pursues this objective by investing primarily in equity securities of foreign corporations, most of which will be denominated in foreign currencies.


         Real Estate Investment Fund. The Real Estate Investment Fund seeks to provide total return through investments in real estate-related securities. The fund pursues this investment objective by investing primarily in equity securities, including real estate investment trusts (REITs), rights to purchase these securities, convertible securities, and preferred stocks.

         Convertible Securities Fund. The Convertible Securities Fund's investment objective is to seek a high level of current income together with long-term capital appreciation. The Convertible Securities Fund invests primarily in convertible bonds, corporate notes, convertible preferred stocks, and other securities convertible into common stock.


         Government Mortgage Fund. The Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal. The fund pursues this objective by investing exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         Investment Quality Bond Fund. The Investment Quality Bond Fund seeks to provide a high level of income. The fund pursues this objective by investing primarily in investment-grade bonds issued by corporations and the U.S. Government and its agencies or instrumentalities.

         Fund For Income. The Fund For Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The fund pursues this objective by investing primarily in selected mortgage-related securities.

         Intermediate Income Fund. The Intermediate Income Fund seeks to provide a high level of income. The fund pursues this objective by investing in debt securities issued by corporations and the U.S. Government and its agencies and instrumentalities.

         Limited Term Income Fund. The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal. The fund pursues this objective by investing in a portfolio of high-grade, fixed-income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.


         Financial Reserves Fund. The Financial Reserves Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The fund pursues this objective by investing primarily in a portfolio of high-quality U.S. denominated money market instruments. The fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the Fund are offered at net asset value.

OTHER PORTFOLIOS:

         The Funds do not pay any front end sales loads or contingent deferred sales charges in connection with the purchase or redemption of shares of the Other Portfolios. In addition, to the extent required by the 1940 Act or the terms of any exemptive order received by the Funds from the Commission, the sales charges, distribution related fees and service fees related to shares of the Funds will not exceed the limits set forth in the Conduct Rules of the NASD when aggregated with any sales charges, distribution related fees and service fees that the Funds pay relating to Other Portfolio shares.

         The PBHG Growth Fund. The PBHG Growth Fund seeks capital appreciation. The PBHG Growth Fund will seek to achieve its objective by investing primarily in common stocks and convertible securities of small to mid-size companies the advisor believes have an outlook for strong earnings growth and the potential for significant capital appreciation.

         The Neuberger&Berman Genesis Fund. The investment objective of the Neuberger&Berman Genesis Fund is to seek capital appreciation. The Neuberger&Berman Genesis Fund pursues this objective by investing primarily in common stocks of companies with small market capitalizations. The Neuberger&Berman Genesis Fund regards companies with market capitalization of up to $1.5 billion at the time of investment as small-cap companies.


         The Loomis Sayles Bond Fund. The Loomis Sayles Bond Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Loomis Sayles Bond Fund seeks to achieve its objective by normally investing substantially all of its assets in fixed income securities, although up to 20% of its assets may be invested in preferred stocks. At least 65% of the Loomis Sayles Bond Fund's total assets will normally be invested in bonds.


OTHER INVESTMENTS


         Short-Term Obligations. Normally, each of the Funds will be predominantly invested in shares of other mutual funds. Under certain circumstances, however, a Fund may invest in short-term obligations. To the extent that a Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include high-quality liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements with maturities of less than seven days, and debt obligations backed by the full faith and credit of the U.S. Government. These instruments are described below in the section of this Statement of Additional Information describing the permissible investments of the Proprietary Portfolios.


ADDITIONAL   INFORMATION  REGARDING  CERTAIN  OF  THE  PROPRIETARY   PORTFOLIOS'
INVESTMENTS

         The following policies supplement the descriptions of the investment objectives and policies of the Proprietary Portfolios as set forth above and in the Prospectus.

         Bankers' Acceptances and Certificates of Deposit. Certain of the Proprietary Portfolios may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank; meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earn a specified return.

         Certain of the Proprietary Portfolios also may invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit insured by Canadian offices of major Canadian Banks.

         Lower-rated Debt Securities. Certain of the Proprietary Portfolios may purchase lower-rated debt securities commonly referred to as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard and Poor's Corporation) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

         While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

         The market for lower-rated securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.

         If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Proprietary Portfolio's Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Proprietary Portfolio's ability to sell these securities.

         Since the risk of default is higher for lower-rated debt securities, the Proprietary Portfolio's research and credit analysis are an especially important part of managing securities of this type held by the Proprietary Portfolio. In considering investments for the Proprietary Portfolio, its investment adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Proprietary Portfolio's investment adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         A Proprietary Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Proprietary Portfolio's shareholders.

         Commercial Paper. Certain of the Proprietary Portfolios may purchase rated or unrated commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations, banks, broker-dealers and other entities. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Variable Amount Master Demand Notes. Certain of the Proprietary Portfolios may purchase variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Proprietary Portfolio may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Proprietary Portfolio to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and a Proprietary Portfolio could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Proprietary Portfolios' investment adviser will continuously monitor the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Proprietary Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Proprietary Portfolio's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Foreign Investment. Certain of the Proprietary Portfolios may invest in securities issued by foreign issuers. Such investments may subject a Proprietary Portfolio to investment risks that differ in some respects from those associated with investments in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Permissible investments include obligations or securities of foreign issuers (including, in certain cases, American Depositary Receipts), foreign branches of U.S. banks and of foreign banks.

         U.S. Government Obligations. Certain of the Proprietary Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Proprietary Portfolio will invest in obligations of such agencies and instrumentalities only when its investment adviser believes that the credit risk with respect thereto is minimal. U.S. Government obligations are subject to interest rate risks.


         Securities Lending. Certain of the Proprietary Portfolios may from time to time lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. Government Obligations. Key Trust Company of Ohio, N.A., an affiliate of the Investment Adviser, serves as lending agent for the Proprietary Portfolios, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was adopted by the Trustees of the Proprietary Portfolios. Under the Proprietary Portfolios' current practices (which are subject to change), a Proprietary Portfolio must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. Government Obligations. The Proprietary Portfolios will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act)) of any Proprietary Portfolio; (b) any affiliated person of the Investment Adviser; or (c) any affiliated person of such an affiliated person. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Proprietary Portfolio sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Proprietary Portfolio any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Proprietary Portfolios or the borrower at any time. While a Proprietary Portfolio will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Proprietary Portfolio will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. The Proprietary Portfolios will limit their securities lending to 33 1/3% of total assets.


         Variable and Floating Rate Notes. Certain of the Proprietary Portfolios may acquire variable and floating rate notes, subject to the Proprietary Portfolio's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; unrated variable and floating rate notes purchased by a Proprietary Portfolio will generally only be those determined by its investment adviser, under guidelines established by the Proprietary Portfolios, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Proprietary Portfolio's investment policies. In making such determinations, its investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Proprietary Portfolio, the Proprietary Portfolio may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Proprietary Portfolio to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Proprietary Portfolio could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable or floating rate notes may have maturities of more than one year, as follows:

         1. A note that is issued or guaranteed by the United States government or any agency thereof and which has a variable rate of interest readjusted no less frequently than annually will be deemed by a Proprietary Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by a Proprietary Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         3. A variable rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed by a Proprietary Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by a Proprietary Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         Certain of the following investments may be considered to be derivative securities:

         Forward Foreign Currency Contracts. Certain of the Proprietary Portfolios may purchase and sell forward foreign currency contracts. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. Generally, a Proprietary Portfolio may purchase and sell forward foreign currency contracts (a) to hedge against foreign exchange risk arising from the Proprietary Portfolio's investment or anticipated investment in securities denominated in foreign currencies; and (b) to attempt to minimize the risk to the Proprietary Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency contract (a "forward contract") is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than one year), which is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While a Proprietary Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Proprietary Portfolio than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Proprietary Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Proprietary Portfolio. Such imperfect correlation may prevent the Proprietary Portfolio from achieving the intended hedge or expose the Proprietary Portfolio to the risk of currency exchange loss.

         Certain of the Proprietary Portfolios also may purchase and sell options on foreign currencies and foreign currency futures contracts and related options. (See "Options on Foreign Currencies" and "Currency Futures" in this Statement of Additional Information.)

         Generally, a Proprietary Portfolio will hold cash, cash equivalents or U.S. Government securities and other liquid assets in a segregated account with its custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the consummation of the forward contract, a Proprietary Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Proprietary Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Proprietary Portfolio into such currency. If the Proprietary Portfolio engages in an offsetting transaction, the Proprietary Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Proprietary Portfolio may suffer a loss. In addition, a Proprietary Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by its investment adviser.

         It should be realized that this method of protecting the value of the Proprietary Portfolios' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         Options on Securities and Indexes. Certain of the Proprietary Portfolios may purchase and sell ("write") call options on securities and indexes. Similarly, certain of the Proprietary Portfolios may purchase and write put options on securities and indexes.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) Options in which certain of the Proprietary Portfolios may invest generally will be issued by the Options Clearing Corporation and listed on a national securities exchange; some Proprietary Portfolios may invest in options traded in the over-the-counter market.

         Certain of the Proprietary Portfolios may write "covered" call and put options. A call option on a security is "covered" if the Proprietary Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Proprietary Portfolio. A call option on an index is covered if the Proprietary Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option also is covered if the Proprietary Portfolio owns a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Proprietary Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Proprietary Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option also is covered if the Proprietary Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Proprietary
Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by a Proprietary Portfolio expires, the Proprietary Portfolio realizes a gain equal to the premium received at the time the option was written. If an option purchased by a Proprietary Portfolio expires unexercised, the Proprietary Portfolio realizes a loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Proprietary Portfolio desires.

         A Proprietary Portfolio will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Proprietary Portfolio will realize a loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Proprietary Portfolio will realize a loss. The principal factors affecting the market value of a put or call option include the supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by a Proprietary Portfolio is an asset of the Proprietary Portfolio. The premium received for an option written by a Proprietary Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid.

         Risks Associated with Options on Securities and Indexes. The purchase and writing of options involves certain risks. The writer of the option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Proprietary Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, the Proprietary Portfolio will lose its entire investment in the option. If a Proprietary Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. Furthermore, during the option period, the covered call writer has, in return for the premium received for the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. In addition, except to the extent that a call option on an index written by a Proprietary Portfolio is covered by an option on the same index purchased by the Proprietary Portfolio, movements in the index may result in a loss to the Proprietary Portfolio.

         There can be no assurance that a liquid market will exist when a Proprietary Portfolio seeks to close out an option position. Additionally, if trading restrictions or suspensions are imposed on the options markets, a Proprietary Portfolio may be unable to close out a position. The writing of call options could result in increases in a Proprietary Portfolio's portfolio turnover rate, particularly during periods when market prices of the underlying securities appreciate.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Moreover, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

         Options on Foreign Currencies. Certain of the Proprietary Portfolios may purchase and sell ("write") put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Proprietary Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Certain Proprietary Portfolios may purchase and sell options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Proprietary Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Proprietary Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a Proprietary Portfolio's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Proprietary Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Proprietary Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Proprietary Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the Proprietary Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Proprietary Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         Certain Proprietary Portfolios also may write options on foreign currencies for hedging purposes. For example, if a Proprietary Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by a Proprietary Portfolio.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Proprietary Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Proprietary Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Proprietary Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Proprietary Portfolio is "covered" if the Proprietary Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Proprietary Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Proprietary Portfolio in cash and liquid high grade debt securities in a segregated account with its custodian.

         Futures Transactions. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price in a future month. Certain of the Proprietary Portfolios may enter into contracts for the future delivery of securities, stock index futures contracts and futures contracts based on foreign currencies. Some Proprietary Portfolios also may use foreign currency futures contracts and related options for the purpose of hedging against changes in currency exchange rates or to enhance returns.

         Certain of the Proprietary Portfolios also may purchase and write put and call options on futures contracts of the type into which such Proprietary Portfolio is authorized to enter and may engage in related closing transactions. In the United States, futures on securities, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, certain of the Proprietary Portfolios also may enter into futures contracts traded on foreign futures exchanges as long as trading on the aforesaid foreign futures exchanges does not subject the Proprietary Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies.

         When a purchase or sale of a futures contract is made by a Proprietary Portfolio, the Proprietary Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin requirement may be as low as 2% or less of a contract's face value. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Proprietary Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Proprietary Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Proprietary Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Proprietary Portfolio pays or receives cash, called "daily settlement," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Proprietary Portfolio but is instead a settlement between the Proprietary Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Proprietary Portfolio will mark to market its open futures positions.

         A Proprietary Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Proprietary Portfolio.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Proprietary Portfolio will usually be liquidated in this manner, a Proprietary Portfolio may instead make or take delivery of underlying securities (or currencies) whenever it appears economically advantageous to the Proprietary Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for the equity securities.

         Currency Futures. Certain of the Proprietary Portfolios may purchase and sell futures contracts on foreign currencies. A sale of a currency futures contract creates an obligation by the Proprietary Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by the Proprietary Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Proprietary Portfolio may sell a currency futures contract if its investment adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Proprietary Portfolio's securities denominated in such currency. If the investment adviser anticipates that exchange rates will rise, the Proprietary Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Proprietary Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by the Proprietary Portfolio, the Proprietary Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Proprietary Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Proprietary Portfolio, the Proprietary Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Proprietary Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Proprietary Portfolio realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Proprietary Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that an investment adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         Options on Futures. For bona fide hedging and other appropriate risk management purposes, certain of the Proprietary Portfolios purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. The writer of an option on a futures contract, unlike the holder, is subject to initial margin and variation margin requirements on the option position.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Proprietary Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Proprietary Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Proprietary Portfolio's portfolio against the risk of declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Proprietary Portfolio is not fully invested. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Proprietary Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Proprietary Portfolio writes options on futures contracts, the Proprietary Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Proprietary Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Proprietary Portfolio. If the option is exercised, the Proprietary Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Proprietary Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Proprietary Portfolio's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if a Proprietary Portfolio writes a put option on a futures contract on securities related to securities that the Proprietary Portfolio expects to acquire and the market price of such securities increases, the net cost to a Proprietary Portfolio of the securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Proprietary Portfolio's purchase price upon exercise may be greater than the price at which the securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Proprietary Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Proprietary Portfolio will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

         Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. In general, the Proprietary Portfolios permitted to engage in transactions in futures contracts and related options will do so only for bona fide hedging and other appropriate risk management purposes, and not for speculation. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Proprietary Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Proprietary Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         Certain additional limitations on a Proprietary Portfolio's engaging in futures transactions and related options, including asset coverage and segregation requirements, are included in the relevent Proprietary Portfolios' prospectuses and/or statements of additional information.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Proprietary Portfolio may enter into futures or futures options. See "Federal Income Taxes."

         Risks Associated With Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Proprietary Portfolio's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at the time when a Proprietary Portfolio seeks to close out a futures or futures option position, and that Proprietary Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Proprietary Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         Securities of Other Investment Companies. Certain of the Proprietary Portfolios may invest up to 5% of their assets in the securities of any one investment company, but may not own more than 3% of the total outstanding securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order issued by the Commission, certain of the Proprietary Portfolios may invest in the money market funds of other investment companies advised by KAM ("KAM" or the "Adviser") or its affiliates. The adviser to a Proprietary Portfolio will waive its fee with respect to assets of the Proprietary Portfolio invested in a money market fund that it or its affiliate advises. Because such other investment companies employ an investment adviser, such investment by a Proprietary Portfolio will cause shareholders to bear duplicative fees, such as management fees, to the extent advisory fees are not waived by the investment adviser to the Proprietary Portfolio.

         Repurchase Agreements. Securities held by certain of the Proprietary Portfolios may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Proprietary Portfolio would generally acquire securities from financial institutions or registered broker-dealers deemed creditworthy by its investment adviser pursuant to guidelines adopted by the Directors/Trustees of the relevant investment company, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on the repurchase obligation or become insolvent, the Proprietary Portfolio holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Proprietary Portfolio is delayed pending court action.

         Reverse Repurchase Agreements. Certain of the Proprietary Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Proprietary Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Proprietary Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets (such as cash or other liquid high-grade securities) consistent with such Proprietary Portfolio's investment restrictions having a value equal to the repurchase price (including accrued interest); the collateral will be marked-to-market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Proprietary Portfolio may decline below the price at which the Proprietary Portfolio is obligated to repurchase the securities.

         "When-Issued" Securities. Certain of the Proprietary Portfolios may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. When a Proprietary Portfolio agrees to purchase securities on a "when-issued" basis, the Proprietary Portfolio's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Proprietary Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Proprietary Portfolio's commitment. It may be expected that any such Proprietary Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. To the extent cash is set aside in a separate account, it will not be available for new investment or to meet redemptions.

         When a Proprietary Portfolio engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Proprietary Portfolio incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Proprietary Portfolios do not intend to purchase "when-issued" securities for speculative purposes, but only in furtherance of their investment objectives.

         Receipts. Certain of the Proprietary Portfolios may purchase separately traded interest and principal component parts of bills, notes and bonds issued by the U.S. Treasury that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

         STRIPS, CUBES, TRs, TIGRs AND CATs are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.


         Delayed Delivery Transactions. The Proprietary Portfolios may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Proprietary Portfolio to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Proprietary Portfolios may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, a Proprietary Portfolio assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Proprietary Portfolio's other investments. Because a Proprietary Portfolio is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Proprietary Portfolios will set aside cash and appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Proprietary Portfolio has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Proprietary Portfolio could miss a favorable price or yield opportunity or suffer a loss.

The Proprietary Portfolio may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

         Mortgage-Backed Securities. Certain of the Proprietary Portfolios may purchase mortgage-backed securities. Mortgage-backed securities are securities issued or guaranteed by agencies or instrumentalities of the U.S. Government and non-government entities such as banks, mortgage lenders or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and certain of the Proprietary Portfolios may invest in them if their respective advisers determine they are consistent with the respective Proprietary Portfolio's investment objective and policies.

         The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences include more frequent interest and principal payments, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, a Proprietary Portfolio may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change the security's market value and its yield to maturity. When interest rates fall, high prepayments could force a Proprietary Portfolio to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for a Proprietary Portfolio to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow a Proprietary Portfolio to reinvest at increased interest rates. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes (and greater risk) than government issues.

         The yield which will be earned on mortgages-backed securities may vary from their coupon rates for the following reasons: (i) certificates may be issued at a premium or discount, rather than at par; (ii) certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the certificates; and (iv) the actual yield of each certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Proprietary Portfolio.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage loans or mortgage pass-through securities.


         A common type of SMBS is structured so that one class receives some of the interest and most of the principal from the mortgage loans or mortgage pass-through securities, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Proprietary Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancing, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the investment adviser to a Proprietary Portfolio and used for the purpose of determining the average weighted maturity and duration of the Proprietary Portfolio.

         Collateralized Mortgage Obligations. Certain of the Proprietary Portfolios may invest in mortgage-related securities which may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provided for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential prepayments.

         Nevertheless, principal prepayments on an underlying mortgage pool may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.


         The investment policies of the Proprietary Portfolios set forth above may be changed or altered by the Boards of Directors/Trustees of the respective Proprietary Portfolios, except to the extent they are stated to be fundamental. Moreover, the foregoing description of investment policies and practices of the Proprietary Portfolios is not and does not purport to be a complete description of all investment policies, practices and techniques of all of the Proprietary Portfolios. Information concerning other securities in which the Proprietary Portfolios may purchase or hold, other investment practices and techniques in which the Proprietary Portfolios may engage, and applicable parameters on such investment policies, practices and techniques, is included in such Portfolios' prospectuses and statements of additional information. Such securities, practices and techniques include, among others, participation interests, extendible debt securities, zero coupon bonds, short-term funding agreements, temporary investments, loans and other direct debt, restricted securities, warrants, municipal securities, private placement investments, investment-grade & high quality securities, bonds, notes & debentures of U.S. corporate issuers, international bonds, mortgage-related securities issued by non-governmental entities, real estate mortgage investment conduits, asset-backed securities, eurodollars and "synthetic convertibles." Copies of the prospectuses and statements of additional information of Proprietary Portfolios may be obtained upon request and without charge by calling The Victory Portfolios at 800-539-FUND or 800-539-3863. In addition, some or all of the investment practices described above may be followed by the Other Portfolios in which the Funds may invest. The Funds have no control over the investment activities of Other Portfolios. THERE MAY, IN FACT, BE ADDITIONAL INVESTMENT PRACTICES AND UNDERLYING RISKS, NOT DISCUSSED HEREIN, THAT BOTH THE PROPRIETARY PORTFOLIOS AND OTHER PORTFOLIOS MAY ENGAGE IN FROM TIME TO TIME.


                      INVESTMENT RESTRICTIONS OF THE FUNDS

         The following investment restrictions are fundamental policies of each of the Funds and may only be changed if approved by the holders of a majority of the outstanding voting securities of the affected Fund. Under the Investment Company Act of 1940, as amended ("1940 Act") such approval requires the affirmative vote, at a meeting of shareholders of a Fund, of (i) at least 67% of the shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by represented proxy; or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

The Funds may not:

         1. Make investments for the purpose of exercising control or management (but this shall not prevent a Fund from purchasing a controlling interest in one or more Underlying Portfolios consistent with its investment objectives and policies).

         2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

         3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Funds in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

         4. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that
                  (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

         5. Borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that
                  (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. This fundamental limitation is construed in conformity with the 1940 Act, and if at any time Fund borrowings exceed an amount equal to 33 1/3 of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.


         6. Lend any security or make any other loan if, as a result, more than 33-1/3% of a Fund's total assets would be lent to other parties, except that a Fund may invest in Underlying Portfolios that lend portfolio securities consistent with their investment objectives and policies, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

         7. Underwrite securities issued by others, except to the extent that a Fund (or an Underlying Portfolio) may be deemed an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

         The following investment restrictions are non-fundamental and may be changed without a vote of the shareholders of a Fund:

         1. A Fund will not invest more than 5% of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation (except for the Proprietary Portfolios), but a Fund may invest in Underlying Portfolios that do so invest.


         2. Will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act ( Restricted Securities ) shall not be deemed illiquid solely by reason of being unregistered. Key Asset Management Inc. determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

          3. Will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

         4. Does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin

         5. Participate on a joint or joint and several basis in any securities trading account.

         The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's net assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, compliance with such standard, or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


         Certain Proprietary Portfolios may be subject to undertakings to state securities commissions that are more restrictive than the investment policies described herein and/or in their respective prospectuses and statements of additional information.

         Moreover, notwithstanding the foregoing restrictions, the Proprietary Portfolios and Other Portfolios in which the Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions listed above. The investment restrictions of these Underlying Portfolios are set forth in their respective statements of additional information.

                               PORTFOLIO TURNOVER


         Purchases and sales of securities are made at such times as KAM deems to be in the best interest of the Funds' shareholders without regard to the rate of portfolio turnover, about which there are no restrictions. A Fund may purchase or sell shares of the Underlying Portfolios or other securities to: (a) accommodate purchases and sales of its shares, (b) change the percentage of its assets invested in each of the Underlying Portfolios in response to market conditions, and (c) reallocate and rebalance its assets among the equity, bond and fixed-income securities, money market funds, and cash, and among these Underlying Portfolios within the percentage limits set forth in the Prospectus. From time to time, the Funds may trade in securities for the short term. It is anticipated that the annual portfolio turnover rate of the Conservative Investor Fund, Moderate Investor Fund, and the Growth Investor Fund each will not exceed 100%. In any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. Portfolio turnover rate is, generally, the percentage computed by dividing the lesser of purchases or sales by the average daily net assets of the portfolio for the time period. High portfolio turnover may involve correspondingly higher brokerage commission expenses which are borne directly by the Funds. In addition, the effect of engaging in options transactions may be to increase portfolio turnover.

                             MANAGEMENT OF THE FUNDS


TRUSTEES AND OFFICERS

         Conflicts of Interest. The Trustees and officers of The Victory Portfolios are subject to conflicts of interest in managing both the Funds described here and some of the underlying Proprietary Portfolios. This conflict is most evident in the Board's supervision of KAM. KAM and certain of its affiliates may provide services to, and receive fees from, not just the Funds, but also some of the Proprietary and Other Portfolios. Their selection of investments and allocation of Fund assets will be continuously and closely scrutinized by the Board in order to avoid even the appearance of improper practices. It is possible, however, that a situation might arise where one course of action for a Fund would be detrimental to a Proprietary Portfolio, or vice versa. In that unlikely event, the Trustees and officers of The Victory Portfolios will exercise good business judgment in upholding their fiduciary duties to each set of funds. Thus, such conflicts, if any, can be minimized.

         Officers and employees of KAM are not permitted to serve as officers or directors of The Victory Portfolios due to certain regulatory restrictions imposed on banking organizations and their subsidiaries. See "Investment Adviser and Administrator" below. The persons who have been elected to serve as officers and trustees of The Victory Portfolios, their position with The Victory Portfolios, and their principal occupations during the last five years are set forth below:

                                   Position(s) Held
                                   With the Victory               Principal Occupation
Name, Address and Age              Portfolios                     During Past 5 Years
---------------------              ----------                     -------------------
Roger Noall,* 62                   Chairman and Trustee           From  1996  to   present,
c/o Brighton Apt. 1603                                            Executive   of   KeyCorp;
8231 Bay Colony Drive                                             from    1995   to   1996,
Naples, Florida  34108                                            General    Counsel    and
                                                                  Secretary   of   KeyCorp;
                                                                  from 1994 to 1996, Senior
                                                                  Executive  Vice President
                                                                  and Chief  Administrative
                                                                  Officer of KeyCorp;  from
                                                                  1985   to   1994,    Vice
                                                                  Chairman of the Board and
                                                                  Chief      Administrative
                                                                  Officer     of    Society
                                                                  Corporation (now known as
                                                                  KeyCorp).

Leigh A. Wilson,** 53
New Century Care, Inc.             President and Trustee          From  1989  to   present,
53 Sylvan Road North                                              Chairman     and    Chief
Westport, CT  06880                                               Executive        Officer,
                                                                  New  Century  Care,  Inc.
                                                                  (Merchant   bank);  from
                                                                  1995     to     present,
                                                                  Principal     of     New
                                                                  Century  Living,   Inc.;
                                                                  from  1989  to  present,
                                                                  Director of Chimney Rock
                                                                  Vineyard   and   Chimney
                                                                  Rock Winery;   President
                                                                  and Director, Key Mutual
                                                                  Funds.


-----------------
*    Mr.  Noall is an  "interested  person"  and an  "affiliated  person" of the
     Company.
**   Mr. Wilson is deemed to be an "interested person" of the Victory Portfolios under the 1940 Act solely by reason of his position as President.


                                      -21-


                                   Position(s) Held
                                   With the Victory               Principal Occupation
Name, Address and Age              Portfolios                     During Past 5 Years
---------------------              ----------                     -------------------

Edward P. Campbell, 48             Trustee                        From   October   1997  to
Nordson Corporation                                               present,   President  and
28601 Clemens Road                                                Chief  Executive  Officer
Westlake, OH  44145                                               of  Nordson   Corporation
                                                                  (manufacturer          of
                                                                  application   equipment);
                                                                  July   1996  to   October
                                                                  1997, President and Chief
                                                                  Operating    Officer   of
                                                                  Nordson Corporation; from
                                                                  March  1994 to July 1996,
                                                                  Execitive  Vice President
                                                                  and    Chief    Operating
                                                                  Officer     of    Nordson
                                                                  Corporation;   from   May
                                                                  1988 to March 1994,  Vice
                                                                  President    of   Nordson
                                                                  Corporation; from 1987 to
                                                                  December 1994,  member of
                                                                  the Supervisory Committee
                                                                  of  Society's  Collective
                                                                  Investment     Retirement
                                                                  Fund;  from  May  1991 to
                                                                  August   1994,   Trustee,
                                                                  Financial  Reserves  Fund
                                                                  and   from  May  1993  to
                                                                  August   1994,   Trustee,
                                                                  Ohio   Municipal    Money
                                                                  Market  Fund.  Currently,
                                                                  Director  of  Key  Mutual
                                                                  Funds  and   Director  of
                                                                  Nordson Corporation.

Robert G. Brown, 74                Trustee                        Executive  Vice President
8650 S. Ocean Drive                                               Easton   Corporiation   -
Singer Island                                                     Retired.   From   October
Jensen Beach,  FL  34957                                          1983  to  November  1990,
                                                                  Founder  and   President,
                                                                  Cleveland        Advanced
                                                                  Manufacturing    Program,
                                                                  Inc.  Serves  on Board of
                                                                  Directors  of CAMP,  Inc.
                                                                  (non-profit   corporation
                                                                  engaged    in    regional
                                                                  economic development).


Dr. Harry Gazelle, 70              Trustee                        Retired radiologist, Drs.
17822 Lake Road                                                   Hill      and      Thomas
Lakewood,  OH  44107                                              Corporation.


Eugene J. McDonald, 65             Trustee                        From  1990  to   present,
Duke Management Company                                           Executive  Vice President
2200 West Main Street,                                            and   Chief    Investment
Suite 1000                                                        Officer     for     Asset
Durham, N.C.  27705                                               Management     of    Duke
                                                                  University  and President
                                                                  and     CEO    of    Duke
                                                                  Management       Company;
                                                                  Director of CCB Financial
                                                                  Corporation,  Flag  Group
                                                                  of Mutual Funds, DP  Mann
                                                                  Holdings,    Key   Mutual
                                                                  Funds,  Greater  Triangle
                                                                  Community Foundation, and
                                                                  NC    Bar     Association
                                                                  Investment Committee.


                                      -22-

                                   Position(s) Held
                                   With the Victory               Principal Occupation
Name, Address and Age              Portfolios                     During Past 5 Years
---------------------              ----------                     -------------------

Dr. Thomas F. Morrissey, 64        Trustee                        1995  Visiting   Scholar,
Weatherhead School of                                             Bond          University,
Management                                                        Queensland,    Australia;
Case Western Reserve                                              Professor,    Weatherhead
University                                                        School   of   Management,
10900 Euclid Avenue                                               Case   Western    Reserve
Cleveland, OH  44106-7235                                         University;  from 1989 to
                                                                  1995,  Associate  Dean of
                                                                  Weatherhead   School   of
                                                                  Management;  from 1987 to
                                                                  December 1994,  Member of
                                                                  the Supervisory Committee
                                                                  of  Society's  Collective
                                                                  Investment     Retirement
                                                                  Fund;  from  May  1991 to
                                                                  August   1994,   Trustee,
                                                                  Financial  Reserves  Fund
                                                                  and   from  May  1993  to
                                                                  August   1994,   Trustee,
                                                                  Ohio   Municipal    Money
                                                                  Market Fund.

Dr. H. Patrick Swygert, 55         Trustee                        President,         Howard
Howard University                                                 University;      formerly
2400 6th Street, N.W.                                             President,          State
Suite 402                                                         University of New York at
Washington, D.C.  20059                                           Albany;         formerly,
                                                                  Executive Vice President,
                                                                  Temple        University;
                                                                  Trustee,    The   Victory
                                                                  Funds.

Frank A. Weil, 67                  Trustee                        Chairman     and    Chief
Abacus & Associates                                               Executive    Officer   of
147 E. 47th Street                                                Abacus & Associates, Inc.
New York, N.Y.  10017                                             (private       investment
                                                                  firm);    Director    and
                                                                  President  of the  Norman
                                                                  and Hickrill Foundations;
                                                                  Director  of  Key  Mutual
                                                                  Funds.  Director,  Trojan
                                                                  Industries.      Formerly
                                                                  United  States  Assistant
                                                                  Secretary of Commerce for
                                                                  Industry and Trade.

William B. Blundin, 59           Vice President                   Senior Vice President of
125 West 55th Street                                              BISYS   Fund    Services
New York,  N.Y.  10019                                            ("BISYS");   officer  of
                                                                  other         investment
                                                                  companies   administered
                                                                  by BISYS Fund  Services;
                                                                  President    and   Chief
                                                                  Executive   Officer   of
                                                                  Vista   Broker-   Dealer
                                                                  Services,  Inc., Emerald
                                                                  Asset  Management,  Inc.
                                                                  and     BNY     Hamilton
                                                                  Distributors,      Inc.,
                                                                  registered
                                                                  broker/dealers.

J. David Huber, 51                     Vice President             Executive Vice President
3435 Stelzer Road                                                 of BISYS.
Columbus, OH  43219-3035

Thomas E. Line, 30                     Treasurer                  From  December  1996
3435 Stelzer Road                                                 to present, employee
Columbus, OH  43219-3035                                          of   BISYS     Funds
                                                                  Services;       from
                                                                  September  1989   to
                                                                  November 1996, Audit
                                                                  Senior  Manager   at
                                                                  KPMG   Peat  Marwick
                                                                  LLP.

                                      -23-


                                       Position(s) with the                Principal Occupation
Name, Age, and Address                 Victory Portfolios                  During Past 5 Years
------------------------               -------------------                 -------------------

Michael J. Sullivan, 32                Secretary                           From  December  1996
3435 Stelzer Road                                                          to   present,   Vice
Columbus, OH  43219-3035                                                   President  of  BISYS
                                                                           Fund Services;  from
                                                                           February   1995   to
                                                                           november       1996,
                                                                           President,
                                                                           Performance
                                                                           Financial  Group  (a
                                                                           mutual          fund
                                                                           consulting    firm);
                                                                           from January 1993 to
                                                                           january  1995,  CEO,
                                                                           Manufacturing
                                                                           Company.

Jay G. Baris,  44                      Assistant  Secretary                From      1994    to
Kramer,       Levin,                                                       Present,    Partner,
Naftalis  & Frankel;                                                       Kramer,       Levin,
919  Third   Avenue,                                                       Naftalis  & Frankel;
41st           Floor                                                       previously, Partner,
New York, NY 10022                                                         Reid  & Priest.

Alaina V. Metz, Age 30                 Assistant Secretary                 From  June  1995  to
3435 Stelzer Road                                                          present,       Chief
Columbus, OH 43219                                                         Administrative   and
                                                                           Regulatory
                                                                           Serevices,     BISYS
                                                                           Fund        Services
                                                                           Limited Partnership;
                                                                           from   May  1989  to
                                                                           June           1995,
                                                                           Supervisor,   Mutual
                                                                           Fund           Legal
                                                                           Department, Alliance
                                                                           Capital Management.



         Trustees who are not "interested persons" of either an investment adviser to or principal underwriter for the Funds receive an annual fee of $7,500 plus $750 per meeting of the Board of Trustees attended and reasonable out of pocket expenses incurred in connection with attending such meetings. Trustees who are "interested persons" of either an investment adviser to or principal underwriter for the Funds do not receive any compensation from the Trust.


                                           AGGREGATE COMPENSATION FROM THE VICTORY   TOTAL COMPENSATION FROM THE VICTORY
                                           PORTFOLIOS FOR THE FISCAL YEAR ENDED      "FUND COMPLEX" FOR THE YEAR ENDED
NAME OF TRUSTEE                            NOVEMBER 30, 1997                         NOVEMBER 30, 1997

------------------------------------------ ----------------------------------------- -----------------------------------------
Edward P. Campbell                         $10,500                                   $49,500
Eugene J. McDonald                         $10,500                                   $10,500(1)
Frank A. Weil                              $10,500                                   $10,500(1)
Leigh A. Wilson                            $10,500                                   $55,500
(1)      Total compensation paid with respect to service on the Board of the Trust only.

                    MANAGEMENT OF THE PROPRIETARY PORTFOLIOS


         The Funds are shareholders in the Proprietary Portfolios. A brief description of the management of The Victory Portfolios is set forth below.

THE VICTORY PORTFOLIOS' TRUSTEES AND OFFICERS:

         The persons who have been elected to serve as officers and directors of The Victory Portfolios, their position(s) with The Victory Portfolios, and their principal occupations during the last five years are identical to the information listed immediately above for the Funds.


VICTORY PORTFOLIOS' BOARD OF TRUSTEES:


         Overall responsibility for management of the Victory Portfolios rests with the Trustees, who are elected by the shareholders of The Victory Portfolios. The Victory Portfolios are managed by the Trustees in accordance with the laws of the State of Delaware governing business trusts. There are currently seven Trustees, six of whom are not "interested persons" of The Victory Portfolios within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of The Victory Portfolios to supervise actively its day-to-day operations.


                                SECURITY HOLDERS


         The name, address, and percentage of ownership of each person who is known by the Registrant to have owned of record or beneficially 5 percent or more of any of the Funds' shares (on February 27, 1998, these shares were shares of the KeyChoice Funds) as of February 27, 1998 is:


                                    LIFECHOICE CONSERVATIVE     LIFECHOICE MODERATE INVESTOR     LIFECHOICE GROWTH INVESTOR
NAME AND ADDRESS                         INVESTOR FUND                      FUND                            FUND

SNBOC and Company                            96.9%                          97.2%                          97.9%
4900 Tiedeman Rd.

Cleveland, OH  44144-2338

                       THE INVESTMENT ADVISER OF THE FUNDS


         INVESTMENT ADVISER. The investment adviser of the Funds is KAM. KAM was organized as a New York corporation on July 27, 1995 and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. KAM is a wholly owned subsidiary of KeyBank National Association ("KeyBank"). KeyBank is a wholly owned subsidiary of KeyCorp, one of the largest financial services holding companies in the United States. As of December 31, 1997, KAM and its affiliates managed approximately $60 billion in assets for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments and high net worth individuals.

         As of September 30, 1997, KeyCorp had an asset base of $72 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the 1994 merger of Society Corporation, the bank holding company of which KeyBank, formerly Society National Bank, was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business, and commercial markets. KeyCorp's non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. KeyBank is the lead affiliate bank of KeyCorp, which is headquartered at 127 Public Square, Cleveland, Ohio 44114.

         Pursuant to the Investment Advisory Agreement between the Trust, on behalf of the Funds, and KAM (the "Investment Advisory Agreement"), dated March 6, 1998, KAM furnishes a continuous investment program for the Funds, conducts investment research, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds, and generally manages and supervises the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Trustees of the Funds.

         KAM continuously monitors the allocation of each Fund's investment in Underlying Portfolios in three distinct investment categories according to certain percentage ranges predetermined by the Trustees as follows:

                                   CONSERVATIVE INVESTOR FUND       MODERATE INVESTOR FUND         GROWTH INVESTOR FUND

Equity Funds                                 30-50%                         50-70%                        70-90%
Bond/Fixed Income Funds                      50-70%                         30-50%                        10-30%
Money Market Funds/Cash                       0-15%                          0-15%                         0-15%

KAM  rebalances  or  reallocates  the  Funds'   investments   across  Underlying
Portfolios as market conditions warrant. All reallocations are expected to occur within the above-described ranges.


         The selection of the Proprietary Portfolios in which the Conservative Investor Fund, Moderate Investor Fund, and Growth Investor Fund will invest, as well as the percentage of assets which can be invested in each type of underlying mutual fund, are not fundamental investment policies and can be changed without the approval of a majority of the respective Fund's shareholders. Any changes to the percentage ranges shown above for allocation across types of Underlying Portfolios or for allocation in Proprietary Portfolios and Other Portfolios requires the approval of the Trust's Board of Trustees. Investors desiring more information on a Proprietary Portfolio listed above may call The Victory Portfolios at 800-539-FUND to request a prospectus, which is available without charge. The selection of the Other Portfolios also is within the Adviser's discretion.

         Changes in the value of the Underlying Portfolios may affect cash income, if any, derived from these investments and will affect a Fund's net asset value. Because each Fund invests primarily in other mutual funds, which fluctuate in value, the Funds' shares will correspondingly fluctuate in value. Although the Funds normally seek to remain substantially fully invested in the Underlying Portfolios, a Fund may invest temporarily in certain short-term obligations. Such obligations may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. A Fund also may borrow money for temporary or emergency purposes.

         As compensation for the services rendered and related expenses borne by KAM under the Investment Advisory Agreement, the Funds pay KAM a fee, computed daily and payable monthly, equal to 0.20% per annum of the Fund's average daily net assets.

         Unless sooner terminated, the Investment Advisory Agreement provides that it will continue in effect for an initial two-year term and, with respect to each Fund, for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose.

         The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by KAM. The Investment Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that KAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of its services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of KAM in the performance of its duties, or from reckless disregard by it of either duties or obligations thereunder.

         The Investment Advisory Agreement also provides that KAM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that KAM may render services through its own employees or through the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons that is managed by authorized officers of KAM.

         Due to certain regulatory restrictions on banking organizations and their subsidiaries, employees of KAM are not permitted to serve as officers or directors of the Trust.

                      Advisory Fees as of November 30, 1997
Fund                                    Fees                             Waiver

--------------------------------------------------------------------------------

Growth Investor                         6,130                            128
Moderate Investor                       6,565                            1024
Conservative Investor                   4,311                            139


THE INVESTMENT ADVISERS OF THE PROPRIETARY PORTFOLIOS

         As a shareholder in the Proprietary Portfolios, the Funds will bear their proportionate share of the investment advisory fees paid by those Funds. Set forth below is a description of the investment advisory agreements for each Proprietary Portfolio.

VICTORY PORTFOLIOS


         KAM is the investment adviser to the Victory Portfolios. KAM directs the investment of the Victory Portfolios' assets, subject at all times to the supervision of the Proprietary Portfolios' Board of Trustees. KAM continually conducts investment research and supervision for the Funds and is responsible for the purchase and sale of the Proprietary Portfolios' investments.

         KAM was organized as a New York corporation on July 27, 1995 and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly owned subsidiary of KAMHI, which is a wholly owned subsidiary of KeyBank, a wholly owned subsidiary of KeyCorp, a financial services holding company. KAM and its affiliates managed approximately $60 billion, as of December 31, 1997, for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.


         As of September 30, 1997, KeyCorp had an asset base of $72 billion, with banking offices in 26 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of the merger in 1994 of Society Corporation, the bank holding company of which KeyBank, formerly Society National Bank, was a wholly-owned subsidiary, and KeyCorp, the former bank holding company. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. KeyCorp's non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and leasing companies. KeyBank is the lead affiliate bank of KeyCorp, which is headquartered at 127 Public Square, Cleveland, Ohio 44114.

         The persons primarily responsible for the investment management of the Victory Portfolios are as follows:

FUND                             PORTFOLIO MANAGER              MANAGING FUND SINCE            EXPERIENCE
Victory Value Fund               Judith A. Jones                Commencement of operations     Senior  Portfolio  Manager and
                                                                                               Managing  Director  of KAM,  and
                                                                                               has   been  in  the   investment
                                                                                               business since 1967.



Victory Diverisifed Stock Fund   Lawrence G. Babin              Commencement of operations     Senior  Portfolio  Manager and
                                                                                               Managing  Director  of KAM,  and
                                                                                               has   been  in  the   investment
                                                                                               business since 1982.
Victory Growth Fund              William F. Ruple               June, 1995                     Senior  Portfolio  Manager and
                                                                                               Director   of  KAM,   and  has
                                                                                               been    in   the    investment
                                                                                               advisory business since 1970.

Victory Special Value Fund       Anthony Aveni                  Commencement of operations     Senior Managing  Director with
                                                                                               KAM,   and  has  been  in  the
                                                                                               investment    business   since
                                                                                               1981.

                                 Barabara Myers                 June, 1985                     Senior  Portfolio  Manager and
                                                                                               Managing  Director  of KAM,  and
                                                                                               has   been  in  the   investment
                                                                                               business since 1987.



                                 Paul Danes                     October, 1995                  Portfolio  Manager and  Director
                                                                                               of  KAM,  and  has  been  in the
                                                                                               investment business since 1987.


Victory Special Growth Fund      Annette Geddes                 June, 1996                     Managing  Director and Portfolio
                                                                                               Manager of KAM,  and has been in
                                                                                               the  investment  business  since
                                                                                               1967.


Victory International Growth     Conrad R. Metz.                October, 1995                  Senior  Portfolio  Manager and
Fund                                                                                           Managing  Director of KAM, and
                                                                                               has  been  in  the  investment
                                                                                               business since 1978.

Victory Convertible Securities   Richard A. Janus               April, 1996
Fund
Victory Convertible Securities   James K. Kaesberg              April, 1996
Fund
Victory Real Estate Investment
Fund

                                      -28-

Victory Government Mortgage      Robert H. Fernald              May, 1996                      Senior  Portfolio  Manager and
Fund                                                                                           Director of KAM,  and has been
                                                                                               working  in the  fixed  income
                                                                                               markets for over 20 years.
Victory Investment Qulaity       Richard T. Heine               Commencement of operations     Vice  President  and Portfolio
Bond Fund                                                                                      Manager   with  KAM,  and  has
                                                                                               been    in   the    investment
                                                                                               advisory business since 1977
Victory Fund for Income          Robert H. Fernald              May, 1996                      Senior  Portfolio  Manager and
                                                                                               Director of KAM,  and has been
                                                                                               working  in the  fixed  income
                                                                                               markets for over 20 years.
Victory Intermediate Income      Eric Rasmussen                 April, 1997                    Portfolio      Manager     and
Fund                                                                                           Director    of   the   Taxable
                                                                                               Income   Department   of   KAM,
                                                                                               and has  been in the investment
                                                                                               business since 1988.

Victory Limited Term Income      Robert H. Fernald              January, 1995                  Senior  Portfolio  Manager and
Fund                                                                                           Director of KAM,  and has been
                                                                                               working  in the  fixed  income
                                                                                               markets for over 20 years.

         The following schedule lists the advisory fees for each VP mutual fund that is advised by KAM


0.50 of 1% OF AVERAGE DAILY NET ASSETS      Victory Limited Term Income Fund

                                            Victory Financial Reserves Fund
                                            Victory Fund for Income
                                            Victory Government Mortgage Fund


0.65 of 1% OF AVERAGE DAILY NET ASSETS      Victory Diversified Stock Fund

0.75 of 1% OF AVERAGE DAILY NET ASSETS      Victory Investment Quality Bond Fund

                                            Victory Intermediate Income Fund
                                            Victory Convertible Securities Fund


1.00 of 1% OF AVERAGE DAILY NET ASSETS      Victory Value Fund

                                            Victory Growth Fund
                                            Victory Special Value Fund
                                            Victory Special Growth Fund
                                            Victory Real Estate Fund


1.10 of 1% OF AVERAGE DAILY NET ASSETS      Victory International Growth Fund

                           ADMINISTRATOR OF THE FUNDS


         BISYS Fund Services Limited Partnership (d/b/a BISYS Fund Services) ("BISYS" or the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated October 1, 1997 (the "Administration
Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Adviser under the Investment Advisory Agreement and Investment Sub-Advisory Agreement), subject to the supervision of the Board of Trustees.

         For the services rendered to the Funds and related expenses borne by BISYS as Administrator, each Fund pays BISYS an annual fee, computed daily and paid monthly, at the following annual rates based on each Fund's average daily net assets:

     .15% for portfolio assets of $300 million and less, .12% for the next $300 million through $600 million of portfolio assets; and .10% for portfolio assets greater than $600 million.

         BISYS may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         Under the Administration Agreement, BISYS assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance, and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the Transfer Agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records, and providing office facilities necessary to carry out its duties thereunder. Under the Administration Agreement, BISYS may delegate all or any part of its responsibilities thereunder.

         BISYS Fund Services Ohio, Inc. ( BISYS, Inc. ) serves as fund accountant for the all of the Funds pursuant to a fund accounting agreement with the Victory Portfolios dated May 31, 1995 (the "Fund Accounting Agreement"). As fund accountant for the Victory Portfolios, BISYS, Inc. calculates each Fund's net asset value, the dividend and capital gain distribution, if any, and the yield. BISYS, Inc. also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. Under the Fund Accounting Agreement, BISYS, Inc. is entitled to receive annual fees of
 .03% of the first $100 million of the Fund's daily average net assets, .02% of the next $100 million of the Fund's daily average net assets, and .01% of the Fund's remaining daily average net assets. These annual fees are subject to a minimum monthly assets charge of $2,500 per taxable fund, $2,917 per tax-free fund, and $3,333 per international fund and does not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class.

                            Administative Fees           Fund Accounting Fees
Fund                     Taken           Waived         Taken          Waived

--------------------------------------------------------------------------------

Growth Investor          8,288            2,712         7,241             0
Moderate Investor        8,305            2,695         6,197             0
Conservative Investor    8,290            2,710         3,908             0

                  EXPENSES, DISTRIBUTOR, AND DISTRIBUTION PLAN


         Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing subaccounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for subaccounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

OTHER SERVICING PLANS.

         In connection with certain servicing plans, the Funds had made certain commitments that provide: (i) for one or more brokers to accept on the Funds' behalf, purchase and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf; (iii) that the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order; and (iv) that customer orders will be priced at the Funds' Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DISTRIBUTION AND SERVICE PLAN.

         The Victory Portfolios, on behalf of the Financial Reserves Fund, Fund for Income, Institutional Money Market Fund (Investor Class and Select Class), Lakefront Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Money Market Fund, Real Estate Investment Fund, and U.S. Obligations Fund (Investor Shares) has adopted a Distribution and Service Plan (the Plan ) pursuant to Rule 12b-1 under the 1940 Act (the Rule 12b-1 ). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Board of Trustees has adopted the Plan to allow the Adviser, the Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. Under the Plan, if a payment to the Advisers or the Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Victory Portfolios of the distribution of their shares, such payment is authorized by the Plan.

         The Plan specifically recognizes that the Adviser, the Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, the Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

         The Plan has been approved by the Board of Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, the Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds'
shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

            CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company ( State Street ) serves as transfer agent for the Funds. Boston Financial Data Services, Inc. ( BFDS ) serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Victory Portfolios, State Street has agreed (1) to issue and redeem shares of the Victory Portfolios; (2) to address and mail all communications by the Victory Portfolios to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Victory Portfolios' operations.

CUSTODIAN.

Cash and securities owned by each of the Victory Portfolios are held by Key Trust as custodian pursuant to a Custodian Agreement dated August 1, 1996. Cash and securities owned by the Funds are also held by Morgan Stanley Trust Company ( Morgan Stanley ) as sub-custodian, and certain foreign sub-custodians, pursuant to a Sub-Custody Agreement. Under these Agreements, Key Trust and Morgan Stanley each (1) maintains a separate account or accounts in the name of each respective fund; (2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Trustees concerning The Victory Portfolios' operations. Key Trust may, with the approval of a fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a fund, provided that Key Trust shall remain liable for the performance of all of its duties under the Custodian Agreement.

                             PERFORMANCE INFORMATION

         From  time  to  time  the   "standardized   yield,"  "dividend  yield,"
"distribution return," "average annual total return," and "total return" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.


         Yield and total return information may be useful to investors in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5, and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in a Fund is not insured; yield and total return are not guaranteed and normally fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total return of a Fund are affected by the types of investments the Fund holds, its operating expenses and other factors.

         Standardized Yields. A Fund's "yield" (referred to as "standardized yield") for a given 30-day period for the shares of the Fund is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:


                                            2[(a-b+1)^6-1]
Standardized Yield =                           ---
                                                cd


                  The symbols above represent the following factors:

                  a        = dividends and interest earned during the 30-day
                             period.

                  b        = expenses accrued for the period (net of any expense
                             reimbursements).

                  c        = the  average  daily  number  of  shares of the Fund
                           outstanding   during  the  30-day  period  that  were
                           entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a 30-day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below.


The 30-day yield as of November 30, 1997 was:
Growth Investor Fund                                            1.026825
Moderate Investor Fund                                          2.069264
Conservative Investor Fund                                      3.300643

         Dividend Yield and Distribution Return. From time to time a Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

                             Dividends + Number of days (accrual period) x 365
         Dividend Yield =    -------------------------------------------------
                             Max. Offering Price (last day of period)

         Total Return. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                                            ERV(1n)-1
                                            ---------
         Average Annual Total Return =      P

         The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:


                                            ERV-P
                                            -----
         Total Return =                     P

         Total returns assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         Other Performance Comparisons. From time to time, a Fund may publish the ranking of the performance of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks the performance of the Funds. The Lipper performance rankings are based on a total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.


         From time to time, a Fund may publish the ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Funds, in broad investment categories (equity, taxable bond, tax-exempt, and other) monthly, based upon each funds' three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1). Ten percent of the funds, series, or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

         From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds also may include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. A Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund also may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, Treasury bills and shares of the Fund as well as charts or graphs which illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information concerning the Funds generally is available by calling 800-539-FUND.

         Advertisements   and  sales  literature  may  include   discussions  of
specifics of the portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis.

         Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

         When comparing yield, total return, and investment risk of an investment in a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury Securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.
 Money market mutual funds seek to offer a fixed price per share.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         Pursuant to the Investment Advisory Agreement, KAM determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Fund's investment objective and restrictions, which Underlying Portfolio shares or securities are to be purchased or sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker/dealer and purchases from dealers serving as market makers may include the spread between bid and asked price. At times, the Funds may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by a Fund. While KAM generally seeks competitive spreads or commissions, a Fund may not necessarily pay the lowest prices available on each transaction, for reasons discussed below.

         Allocation of transactions to dealers is determined by KAM in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. In assessing the best overall terms available for any transaction, KAM considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to KAM, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

         In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to KAM, the Funds or other accounts over which KAM exercises investment discretion. Research so received is in addition to and not in lieu of services required to be performed by KAM and does not reduce the advisory fees payable to KAM by the Funds. Such information may be useful to KAM in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to KAM in carrying out its obligations to the Funds. The Investment Advisory Agreement authorizes KAM to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if KAM determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of KAM with respect accounts over which it exercises investment discretion.

         The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with KAM, Key Trust Company of Ohio, N.A. or its affiliates, BISYS, or their affiliates, and will not give preference to Key Trust Company of Ohio, N.A.'s correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for the Funds are made independently from those made for other funds or any other investment company or account managed by KAM. Any such other investment company or account may also invest in the same securities as a particular Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund or investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which KAM believes to be equitable to the Fund and such other Fund or investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, KAM may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Funds, KAM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of KAM, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, KAM, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

                        PURCHASE, REDEMPTION, AND PRICING

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the close of regular trading of the NYSE ("the Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading. The NYSE is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The methods of purchase and redemption of shares, and special retirement, withdrawal, and exchange plans offered are fully set forth in the Prospectus. Certain additional information is provided below.


         Pursuant to Rule 11a-3 under the 1940 Act, a Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under that Rule, the 60-day notification requirement may be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the Commission, or because it is unable to invest amounts effectively in accordance with its investment objective and policies.


         The Trust and KAM reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the judgment of KAM, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would potentially be adversely affected.

         The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Any portion of a redemption not paid in cash may be paid in securities or other property of the relevant Fund. Shareholders receiving securities or other property upon redemption may realize a gain or loss for tax purposes and may incur additional costs (e.g., brokerage costs) as well as the inconveniences associated with disposing of such securities or other property.

         The net asset value of the shares of each Fund is normally determined at 4:00 p.m., Eastern Time, each Business Day, and each is determined by dividing the total value of all underlying mutual fund shares and securities held (both valued at current market value or by other method approved by the respective Board of the Proprietary Portfolios), and other assets, less liabilities, divided by the total number of shares then outstanding. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Board of Trustees. Money market instruments are valued at market value except money market instruments having a maturity of less than 60 days which are valued at amortized cost. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.


                           DIVIDENDS AND DISTRIBUTIONS

         The Funds distribute substantially all of their net income and net capital gains, if any, to shareholders with each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable tax treatment. The Funds ordinarily declare and pay dividends quarterly and declare and pay capital gains, if any, annually.

         The net income of a Fund, from the time immediately before its calculation, will consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities losses, if any, and realized capital gain and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued daily. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Victory
Portfolios in proportion to the Fund's share of the total net assets of The Victory Portfolios.

                              FEDERAL INCOME TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose. The Short-Short Gain Test will not apply to taxable years beginning after August 5, 1997.

         In general, a gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or a capital loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales
"against the box." However, a gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time a Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Fund's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of the Fund) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, for taxable years beginning on or before August 5, 1997, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gains or losses for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. Generally, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code section 1256.

         A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In the alternative, for tax years beginning after December 31, 1997, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to the PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the election in the first taxable year it holds PFIC stock, it will not incur the tax described below. If the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and
(4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year end 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distribution to avoid excise tax liability.

Fund Distributions

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Dividends paid on Class A, B, C, and Y shares are calculated at the same time and in the same manner. In general, dividends on Class B and C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c)(3)and
(4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Fund shares or shares of another Fund (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

Sale or Redemption of Shares

         A shareholder will recognize a gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Fund,
(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


Foreign Shareholders

         Taxation of a shareholder who, as to the U.S., is a non-resident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such Foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                             ADDITIONAL INFORMATION


         The Trust is an open-end management investment company organized as a corporation under the laws of the State of Delaware on December 6, 1995. The Trust offers shares of common stock which represent interests in one of nine separate portfolios. This SAI relates to the following Funds of the Trust:
Conservative Investor Fund, Moderate Investor Fund and Growth Investor Fund. Each Fund offers only one class of shares. Shares of each Fund of the Trust are redeemable at the net asset value thereof at the option of the holders thereof or in certain circumstances at the option of the Trust. For information concerning the methods of redemption and the rights of shares ownership, see the Prospectus under the caption "Redeeming Shares."


         Generally, on each matter submitted to a vote of shareholders, each shareholder is entitled to one vote per share. In addition, all shares of each Fund vote as a single class; provided, however, that (i) as to any matter with respect to which a separate vote of any Fund is required by the 1940 Act or under the Delaware Business Trust law, the requirements as to a separate vote by that Fund apply in lieu of single class voting; (ii) in the event that the separate vote requirements referred to in (i) apply with respect to one or more Funds, then, subject to (iii) below, the shares of all other Funds vote as a single class; and (iv) as to any matter which does not affect the interest of a particular Fund, only the holders of shares of the one or more affected Funds are entitled to vote. And, notwithstanding any provision of the Delaware Business Trust Law requiring a greater portion than a majority of the votes entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.

         Shares of the Funds have no subscription or preemptive rights and only such conversion or exchange privileges as the Trustees may grant in their discretion. Generally, a special meeting of shareholders of the Trust will be called by the Secretary upon receipt of a request in writing signed by shareholders holding not less than 25% of the common stock at the time issued and entitled to vote at such meeting.

INDEPENDENT ACCOUNTANTS.

The audited financial statements of the KeyChoice Funds for the fiscal year ended November 30, 1997 are incorporated by reference herein. The financial statements for the fiscal year ended November 30, 1997 have been audited by Coopers & Lybrand L.L.P. as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. Coopers & Lybrand L.L.P. serves as The Victory Portfolios' auditors. Coopers & Lybrand L.L.P.'s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL.

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 is the counsel to the Victory Portfolios.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                              MOODY'S BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         Bonds rated Aaa, Aa, A, and Baa are considered investment grade bonds.

         Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                         MOODY'S SHORT-TERM DEBT RATINGS


         Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, and Prime-3.

         Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations; Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations; and issuers rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


                                      -44

               STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

STANDARD & POOR'S BOND RATINGS


         A Standard & Poor's rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.


AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A' has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher-rated categories.


BBB Debt rated "BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


                                      -45

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS


         A Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based upon current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or based on other circumstances. Ratings are graded into two group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The categories are as follows:

         Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, or 3 to indicate the relative degree of safety.


A-1 This highest category indicates that the degree of safety regarding timely payment is strong.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                               VF-LCHF-SAI (3/98)


                                      -46